UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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FORWARD FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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March 9, 2015

Dear Fellow Forward Funds Shareholder,

Forward Funds will hold a Special Meeting of Shareholders on May 6, 2015 at its office in San Francisco, California (the “Meeting”). This Special Meeting is being called because Forward Funds’ investment advisor, Forward Management, LLC (“Forward Management”), is expected to be acquired by Salient Partners, L.P. (“Salient”), which would result in a change of control of Forward Management. While the proposed transaction (the “Transaction”) would result in a change of control, we believe that it will have a positive impact on Forward Management by enhancing its management and investment expertise, operations capabilities, distribution capabilities, and long-term financial resources.

The change of control caused by the Transaction will result in the termination of the existing advisory agreements between each Forward Fund (each, a “Fund” and, collectively, the “Funds”) and Forward Management. For Forward Management to continue as the Funds’ advisor following the closing of the Transaction, Forward Funds are required to seek the approval by the shareholders of the Funds of new advisory agreements between Forward Management and each Forward Fund that would take effect if the Transaction is completed. The Forward Funds’ Board of Trustees (the “Board of Trustees”), whose primary responsibility is to you as shareholders, has evaluated the Transaction, believes that the Transaction will not be adverse to the Funds and Forward Management and believes that approving new advisory agreements between Forward Management and each Fund is in the best interests of each Fund and its shareholders. Accordingly, the Board of Trustees has unanimously voted to approve new advisory agreements for each Fund and to recommend that the shareholders of Forward Funds also approve the new advisory agreements for each Fund.

The change of control caused by the Transaction will also result in the termination of the existing sub-advisory agreement for the Forward Tactical Growth Fund and Forward EM Corporate Debt Fund. The Funds’ Board of Trustees believes that the Transaction will not be adverse to either Fund and believes that approving the new sub-advisory agreement for each Fund is in the best interests of the Fund and its shareholders. Accordingly, the Fund’s Board of Trustees has unanimously voted to approve the new sub-advisory agreement for the Forward Tactical Growth Fund and Forward EM Corporate Debt Fund and to recommend that shareholders of each Fund also approve the new sub-advisory agreement for that Fund.

Additionally, the Board of Trustees determined that this would be an appropriate opportunity to seek shareholder approval for the election of eight Trustees, seven of whom are not “interested persons” of the Trust as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) (“Independent Trustees”).

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The enclosed proxy statement explains the four proposals that Forward Funds’ Board of Trustees is recommending that shareholders approve at the Meeting:

•	A proposal to approve a new investment advisory agreement between each Fund and Forward Management as a result of the Transaction;

•	A proposal to approve the new investment sub-advisory agreement between Broadmark Asset Management, LLC (“Broadmark”) and Forward Management with respect to the Forward Tactical Growth Fund as a result of the Transaction;

•	A proposal to approve the new investment sub-advisory agreement between SW Asset Management, LLC (“SW”) and Forward Management with respect to the Forward EM Corporate Debt Fund as a result of the Transaction; and

•	A proposal to elect eight Trustees to serve until their successors are elected and qualified.

The first three proposals, and a portion of the fourth proposal, are contingent on the completion of the Transaction.

Please note that the Transaction would not result in any change in the advisory or sub-advisory fees paid by each Fund to Forward Management or in any change in the services provided by Forward Management to each Fund. Also, Forward Funds will not bear any portion of the costs related to the Transaction.

Thank you for your investment in Forward Funds. I encourage you to exercise your rights in governing Forward Funds by voting on the proposals. The Independent Trustees of each Fund and I recommend that you vote FOR each proposal contained in the proxy statement. Your vote is important. Whether or not you expect to attend the Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for Forward Funds to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package.

Sincerely,

J. Alan Reid, Jr.

President and Trustee

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IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	Salient has agreed to acquire Forward Management. The closing of the Transaction will result in the change of control of Forward Management. Under federal securities law and the terms of the relevant advisory and sub-advisory agreements, a change of control results in the termination of the current advisory and sub-advisory agreements. If Forward Management is to continue to serve as investment advisor to a Fund following the Transaction, it is necessary for shareholders of the Fund to approve a new advisory agreement for the Fund. Additionally, in order for Broadmark and SW to continue to serve as investment sub-advisors to the Forward Tactical Growth Fund and Forward EM Corporate Debt Fund, respectively, following the Transaction, shareholders of each Fund must approve a new sub-advisory agreement for their respective Fund. Fund shareholders are not required to approve the new sub-advisory agreements for the other sub-advised Funds of the Trust. Additionally, in connection with the Transaction you are being asked to elect eight Trustees of the Trust.

Q.	Who is Salient and why is it acquiring Forward Management?

A.	Salient is an asset management firm headquartered in Houston, Texas, providing alternative investment strategies to financial advisors and institutional investors. Salient offers a broad selection of equity, fixed income, risk-balancing, asset-allocation, energy and commodity, real estate, hedge fund and private equity strategies in the form of mutual funds, separately managed accounts and private funds. Salient’s strategies aim to eliminate unrewarded risk, reduce investing costs and focus on fundamental drivers of returns.

Salient believes that through the acquisition of Forward Management it can combine the two firms’ complementary investment strategies to achieve synergies between Forward Management and Salient’s investment advisory affiliates that are likely to benefit the Funds through the availability of additional resources, increased economies of scale, and the enhancement of current capabilities.

Q.	How would this affect my Forward Funds account?

A.	The Transaction should not affect your Forward Funds account. You can expect the same level of management expertise and quality shareholder service at the conclusion of the Transaction as you currently receive. The Transaction is not expected to impact the Funds’ investment strategies and it is expected that the Transaction will have a positive impact on Forward Management by enhancing its management and investment expertise, operations capabilities, distribution capabilities, and long-term financial resources. Forward Management operates with the best interests of Forward Funds’ shareholders in mind, and that focus on Forward Funds’ shareholders would continue. The adoption of the proposals would not result in an increase in the rate of any Fund’s investment advisory or sub-advisory fees, and Forward Funds will not bear any portion of the costs associated with the Transaction.

Q.	What proposals am I being asked to vote on?

A.	Proposal 1 seeks shareholder approval of a new investment advisory agreement between the Trust and Forward Management on behalf of each Fund. Proposal 2 seeks shareholder approval of the new investment sub-advisory agreement between Forward Management and Broadmark with respect to the Forward Tactical Growth Fund. Proposal 3 seeks shareholder approval of the new investment sub-advisory agreement between Forward Management and SW with respect to the Forward EM Corporate Debt Fund. Proposal 4 seeks shareholder approval for the election of eight Trustees to the Board of Trustees of the Trust.

Q.	Why am I being asked to elect Trustees?

A.	The Trustees are your representatives who oversee management and operations of your Fund. Certain regulations require that a majority of Trustees be elected by shareholders. In addition, under the Investment Company Act, new Trustees cannot be appointed by the Trustees to fill vacancies unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders. The Board currently has seven members, five of whom have been elected by the shareholders. Upon the closing of the Transaction, the Board has approved an increase in the size of the Board to eleven Trustees. Two current Trustees are expected to retire from the Board upon the closing of the Transaction. The Board would not be able to fill the anticipated vacancies on the Board and appoint additional Trustees without shareholder vote due to the Investment Company Act restriction noted above. The election of all of the Trustees will also provide the Board with the flexibility in the future to add individuals to the Board and/or replace retiring Trustees.

Q.	I have only a few shares—does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Funds might not receive enough votes to reach a quorum to hold the Meeting. If it appears that there will not be a quorum, the Funds would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What’s the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that each Fund receives enough votes to act on the proposals. Unless you attend the meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by Forward Funds by 9:30 a.m. Pacific Time on May 6, 2015.

Q.	Who is eligible to vote?

A.	Any person who owned shares of a Forward Fund on the “record date,” which was February 27, 2015 (even if that person has since sold those shares).

Q.	Why am I receiving information about Funds I do not own?

A.	The proposals are similar for each Fund, and management of the Funds has concluded that it is cost-effective to hold the Meeting for all of the Funds. You will be asked to vote separately on the proposals with respect to the Fund(s) that you own. An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of a comparable proposal by another Fund if such proposal is approved by shareholders of that Fund and assuming that the Transaction is completed. However, failure of certain proposals to pass may delay the closing of the Transaction, and there can be no assurance that the Transaction will be completed.

Q.	What happens if the Transaction is not completed?

A.	In that case, Forward Management will continue to serve as the investment advisor of the Funds under its current ownership and management structure and the services you receive as a shareholder of the Funds will continue uninterrupted. If the Transaction is not completed, the first three proposals, which address approval of new investment advisory and sub-advisory agreements, will be unnecessary because the agreements currently in place will continue. With respect to the fourth proposal on the election of Trustees, only the election of Ms. Allecta and Mr. Gambs would take effect if approved by shareholders. The election of the remaining candidates is conditioned upon the Transaction being completed.

Q.	How can I vote?

A.	You may vote in any of four ways:

•	Through the Internet. Please follow the instructions on your proxy card.

•	By telephone, with a toll-free call to the phone number indicated on the proxy card.

•	By mailing in your proxy card.

•	In person at the Meeting in San Francisco, California on May 6, 2015.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Funds to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Q.	Am I required to approve or reject all of the proposals as a group, or can I vote “Yes” for some proposals and “No” for others?

A.	Each of the proposals discussed in the proxy statement is subject to a separate vote, and you should accept or reject each proposal on its own merits.

FORWARD FUNDS

Forward Balanced Allocation Fund

Forward Commodity Long/Short Strategy Fund

Forward Core Strategy Long/Short Fund

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Equity Long/Short Fund

Forward Floating NAV Short Duration Fund

Forward Frontier Strategy Fund

Forward Global Dividend Fund

Forward Global Infrastructure Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward High Yield Bond Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward International Dividend Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward U.S. Government Money Fund

Forward Multi-Strategy Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select EM Dividend Fund

Forward Select Income Fund

Forward Select Opportunity Fund

Forward Small Cap Equity Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward Total MarketPlus Fund

101 California Street, 16th Floor

San Francisco, California 94111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held May 6, 2015

Forward Funds (the “Trust”) will host a Special Meeting of Shareholders on May 6, 2015 at its offices at 101 California Street, 16th Floor, San Francisco, California 94111, at 9:30 a.m. Pacific Time (the “Meeting”). This Meeting of the Trust is being held so that shareholders can consider the following:

1.	A proposal to approve a new investment advisory agreement between each Forward Fund (each, a “Fund” and collectively, the “Funds”) and Forward Management, LLC (“Forward Management”), each Fund’s current investment advisor, as a result of the proposed transaction (the “Transaction”);

2.	A proposal to approve a new investment sub-advisory agreement between Forward Management and Broadmark Asset Management, LLC (“Broadmark”) with respect to the Forward Tactical Growth Fund as a result of the Transaction;

3.	A proposal to approve a new investment sub-advisory agreement between Forward Management and SW Asset Management, LLC (“SW”) with respect to the Forward EM Corporate Debt Fund as a result of the Transaction;

4.	A proposal to elect eight Trustees to serve until their successors are elected and qualified; and

5.	A proposal to consider and act upon any other business as may properly come before the Meeting and any adjournment thereof.

Each new advisory and sub-advisory agreement, and certain of the Trustee elections, would take effect only if the proposed acquisition of Forward Management by Salient is completed.

THE BOARD OF TRUSTEES OF FORWARD FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL. APPROVAL OF NEW ADVISORY AND SUB-ADVISORY AGREEMENTS IS BEING PROPOSED BECAUSE THE CLOSING OF THE PROPOSED TRANSACTION WILL RESULT IN THE TERMINATION OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS. APPROVAL OF THE PROPOSALS WOULD NOT RESULT IN AN INCREASE IN A FUND’S ADVISORY OR SUB-ADVISORY FEE RATE OR A CHANGE IN THE SUB-ADVISOR TO ANY FUND.

Shareholders of record of each Fund at the close of business on the record date, February 27, 2015, are entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed beginning on or about March 16, 2015 to such shareholders of record.

By Order of the Board of Trustees,

Robert S. Naka, Secretary

San Francisco, California

March 9, 2015

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help your Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

FORWARD FUNDS

Forward Balanced Allocation Fund

Forward Commodity Long/Short Strategy Fund

Forward Core Strategy Long/Short Fund

Forward Credit Analysis Long/Short Fund

Forward Dynamic Income Fund

Forward EM Corporate Debt Fund

Forward Emerging Markets Fund

Forward Equity Long/Short Fund

Forward Floating NAV Short Duration Fund

Forward Frontier Strategy Fund

Forward Global Dividend Fund

Forward Global Infrastructure Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward High Yield Bond Fund

Forward Income & Growth Allocation Fund

Forward Income Builder Fund

Forward International Dividend Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward U.S. Government Money Fund

Forward Multi-Strategy Fund

Forward Real Estate Fund

Forward Real Estate Long/Short Fund

Forward Select EM Dividend Fund

Forward Select Income Fund

Forward Select Opportunity Fund

Forward Small Cap Equity Fund

Forward Tactical Enhanced Fund

Forward Tactical Growth Fund

Forward Total MarketPlus Fund

PROXY STATEMENT

101 California Street, 16th Floor

San Francisco, California 94111

SPECIAL MEETING OF SHAREHOLDERS

May 6, 2015

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of Forward Funds (the “Trust”). The following table identifies the proposals set forth in this proxy statement and indicates which Forward Funds (each a “Fund” and collectively, the “Funds”) are affected by the proposal and whether such Funds vote separately or together on such proposal. All shareholders are being asked to vote on two proposals. Additionally, shareholders of the Forward Tactical Growth Fund and Forward EM Corporate Debt Fund are being asked to vote on proposals specific to those Funds.

Proposal Number	Proposal Description	Fund(s)
1	Approval of new advisory agreements for each Fund	All Funds (voting separately)

2	Approval of a new sub-advisory agreement for Forward Tactical Growth Fund	Forward Tactical Growth Fund

3	Approval of a new sub-advisory agreement for Forward EM Corporate Debt Fund	Forward EM Corporate Debt Fund

4	Election of eight Trustees	All Funds (voting together)

Please read the proxy statement before voting on the proposals. Please call us toll-free at 800-361-2782 if you have any questions about the proxy statement, or if you would like additional information.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about March 16, 2015.

Although Forward Funds will not bear any expenses in connection with the Transaction, to help reduce the impact of operating costs generally, Forward Funds attempts to eliminate mailing duplicate documents to the same address. Shareholders of record who have the same address and last name will receive a single envelope containing the proxy materials for all shareholders having that address. The proxy materials for each shareholder will include that shareholder’s unique control number needed to vote his or her shares. If you wish to receive a separate copy of the proxy materials, or if, in the future, you would prefer to receive your proxy materials in a separate envelope, please call 800-999-6809 or request by mail at P.O. Box 1345, Denver, CO 80201. Shareholders sharing a single mailing address who are currently receiving separate mailings can request delivery in a single envelope instead by calling the same telephone number or writing to the same address.

Annual and Semi-Annual Reports. Each Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may read, print, or request mail delivery of a copy through our website at www.forwardinvesting.com. You may also request a report by calling us toll-free at 800-999-6809.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on May 6, 2015

The proxy statement for the Meeting is available at www.proxyonline.com/docs/forward.pdf. In addition, shareholders can find important information about each Fund in the Trust’s annual report, dated December 31, 2014, including financial reports for the fiscal year ended December 31, 2014. The Trust’s annual report for the year ended December 31, 2014 has been mailed to shareholders. You may obtain copies of this report without charge by writing to the Trust, through its website at www.forwardinvesting.com, or by calling the telephone number shown on the front page of this Proxy Statement.

PART 1

DESCRIPTION OF PROPOSAL 1

APPROVAL OF A NEW ADVISORY AGREEMENT

(EACH FUND VOTING SEPARATELY)

Introduction

The Meeting is being called to consider a proposal necessitated by the proposed transaction (the “Transaction”) involving the planned statutory merger, by and between Forward Management and a newly-formed acquisition subsidiary organized as a limited liability company, the member interests of which will be wholly-owned by Salient. Forward Management will be the surviving company in the Transaction. The closing of the Transaction would result in a change of control of Forward Management and the automatic termination of the existing advisory agreement between Forward Funds and Forward Management. If Proposal 1, regarding the approval of the new advisory agreement, is adopted by the Funds and the Transaction is completed, Forward Management would continue to serve as the investment advisor to each Fund. The Transaction is expected to have a positive impact on Forward Management by enhancing its management and investment expertise, operations capabilities, distribution capabilities, and long-term financial resources. Each Fund’s new advisory agreement is substantially identical to the terms of the Fund’s current advisory agreement.

Your approval of the new advisory agreement would not result in any change in any of the Funds’ advisory fee rates, and any expense limitation agreements currently in place with Forward Management will not be affected by this proposal.

Information Concerning Forward Management, LLC

Forward Management is a Delaware limited liability company and an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Forward Management is located at 101 California Street, 16th Floor, San Francisco, California 94111. Forward Management’s capital ownership interests currently are held predominantly by Gordon P. Getty and ReFlow Forward Family Holding Company, an entity controlled by Mr. Getty, with the balance held by management and employees. As of January 31, 2015, Forward Management had approximately $5.2 billion in assets under management. Forward Management offers advice, investment management and related services to institutional and individual clients.

Forward Management has delegated to ALPS Fund Services, Inc. (“AFS”) the provision of certain administrative services to the Trust. Pursuant to this delegation, AFS is responsible for, among other things, corporate secretarial, treasury, and blue sky services and acts as fund accounting agent for each Fund. AFS is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Transaction

Salient and Forward Management have announced that they have entered into an agreement dated February 9, 2015 in which Salient has agreed to acquire Forward Management. The Transaction involves a merger, by and between Forward Management and a newly-formed acquisition subsidiary organized as a limited liability company, the member interests of which will be wholly-owned by Salient. Forward Management will be the surviving company in the Transaction. Following the Transaction, Salient Capital Management, LLC (“SCM”), a Delaware limited liability company and the sole general partner of Salient, will serve as the sole manager of Forward Management. Closing of the Transaction is subject to legal and regulatory consents and approvals, which are expected to be completed in the second quarter of 2015. It is expected that certain executive officers of Forward Management will change in connection with the closing of the Transaction, including that John A. Blaisdell, currently Chief Executive Officer and Managing Director of Salient, will serve as the Chief Executive Officer of Forward Management, and Lee G. Partridge, currently Chief Investment Officer of Salient, will serve as the Chief Investment Officer of Forward Management. It is anticipated that Robert Naka will continue as Chief Operating Officer of Forward Management.

Information Concerning Salient

The following information is intended to give shareholders of Forward Funds background information concerning Salient and its various businesses.

Salient is an asset management firm headquartered in Houston, Texas, providing alternative investment strategies to financial advisors and institutional investors. Salient offers a broad selection of equity, fixed income, risk-balancing, asset-allocation, energy and commodity, real estate, hedge fund and private equity strategies in the form of mutual funds, separately managed accounts and private funds. Salient’s strategies aim to eliminate unrewarded risk, reduce investing costs and focus on fundamental drivers of returns. Salient provides asset management services through a business model encompassing institutional, retail and trust and advisory mandates. Salient’s institutional asset management business provides asset management and advisory services to various registered and non-registered commingled pool vehicles, including institutional separately managed accounts, public pension plans and ERISA qualified plans. Salient’s retail asset management business consists primarily of the mutual funds within Salient MF Trust and certain closed-end funds. Salient’s trust and advisory business provides asset management, trust, insurance and family office services through various affiliated entities. As of December 31, 2014, Salient and its affiliates had $21.3 billion of assets under management and advisement. Salient is a private firm owned primarily by its management team, and by funds controlled by Summit Partners, L.P., which collectively hold a minority, non-controlling interest.

Terms of the Transaction

Completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals of the proposed new advisory agreement with Forward Management for every Fund with more than $15 million in assets; and (b) the continued employment of at least 70% of Forward Management employees who are employed within 20 days of the closing of the Transaction, including certain specified key employees, other than certain individual portfolio managers, each of whom has entered into an employment agreement with Forward Management, effective upon the completion of the Transaction. The Transaction is also subject to certain other contractual and regulatory conditions of closing.

Transaction Not Expected to Adversely Affect Forward Management or Forward Funds

It is anticipated the Transaction and Forward Management’s affiliation with Salient would not diminish in any way Forward Management’s ability to continue to provide a high level of service to Forward Funds going forward. In particular, the Transaction is not expected to impact the Funds’ investment strategies and it is expected that the Transaction will have a positive impact on Forward Management by enhancing its management and investment expertise, operations capabilities, distribution capabilities, and long-term financial resources. Forward Management and Forward Funds would remain headquartered in San Francisco, California following the closing of the Transaction. Shareholders should expect the same quality of services to which they have become accustomed. It is expected that most of the current portfolio management teams will not change in connection with the closing of the Transaction, although there will be certain individual portfolio manager changes with respect to certain Funds. As is the current practice of Forward Funds, shareholders will be notified of material portfolio manager changes.

Impact of the Transaction on the Funds’ Advisory Agreement and Summary of the Proposal

Shareholders of each Fund are being asked to approve a proposed new advisory agreement with Forward Management. The closing of the Transaction would constitute an “assignment” (as defined in the Investment Company Act) of each Fund’s current advisory agreement with Forward Management (each, an “existing advisory agreement”). As required by the Investment Company Act, each existing advisory agreement provides for its automatic termination in the event of an assignment. Accordingly, the existing advisory agreement will terminate upon the closing of the

Transaction, and the new advisory agreement is necessary if Forward Management is to continue to manage the Funds.

Because the existing advisory agreement will terminate upon the closing of the Transaction, the Transaction would also result in the termination of the sub-advisory agreements for the Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward High Yield Bond Fund, Forward International Small Companies Fund, and Forward Tactical Growth Fund. However, except for the sub-advisory agreement for the Forward Tactical Growth Fund, which is discussed in Proposal 2 below, and the sub-advisory agreement for the Forward EM Corporate Debt Fund, which is discussed in Proposal 3 below, under an exemptive order issued to Forward Management and to the Trust by the Securities and Exchange Commission (“SEC”) on October 27, 2008, subject to approval by the Board, Forward Management can hire, terminate and replace, as applicable, sub-advisors (except as a general matter, sub-advisors affiliated with Forward Management) without shareholder approval. As a result, shareholders are not required to approve the new sub-advisory agreements for the Forward Credit Analysis Long/Short Fund, Forward High Yield Bond Fund, and Forward International Small Companies Fund, and shareholders are not being asked to approve the new sub-advisory agreements for these Funds.

Factors Considered by the Trustees and their Recommendation

At a special in-person meeting of the Board of Trustees of the Trust held on January 13, 2015, the Trustees, including all of the Trustees who are not “interested persons” of the Funds, Forward Management, Salient or any sub-advisor (the “Independent Trustees”), unanimously voted to approve the new investment advisory agreement for each Fund and to recommend that the shareholders of each Fund vote FOR the approval of the new investment advisory agreement with Forward Management effective upon the closing of the Transaction. For the reasons summarized below, the Board of Trustees concluded that approval of new investment advisory agreement resulting from the Transaction was in the best interest of shareholders. Each new advisory agreement is substantially identical to the Fund’s existing advisory agreement, as discussed in greater detail below.

Prior to its approval of the new advisory agreement, the Board reviewed, among other matters, the quality, extent, and nature of the services currently being provided by Forward Management under the existing advisory agreement and the quality, extent, and nature of the services expected to be provided under the new advisory agreement. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual review of the existing advisory agreement, which was most recently approved for continuation at an in-person meeting of the Board held on December 10, 2014. During the review process that led to its approval of the existing advisory agreement on December 10, 2014, the Board was aware that it likely would be asked in the near future to consider approval of the new advisory agreement.

On December 10, 2014, the Board concluded, in light of all factors it considered, that the approval of the existing advisory agreement was in the best interests of each Fund and its shareholders and that the fee rates set forth in the existing advisory agreement were fair and reasonable. Among other factors, the Board considered: (1) the nature and quality of services provided and to be provided under the existing advisory agreement; (2) the extent to which economies of scale are reflected in fee schedules under the existing advisory agreement; (3) the existence of any “fall-out” benefits to Forward Management and its affiliates and third party sub-advisors, if applicable; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by Forward Management and its affiliates with respect to their services to each Fund. A further description of the considerations taken into account by the Board in approving the continuation of the existing advisory agreement on December 10, 2014, including the information reviewed, certain material factors considered, and certain related conclusions reached, is set forth in Exhibit E to this proxy statement.

In connection with its approval of the new advisory agreement on January 13, 2015, the Board considered its conclusions in connection with its December 10, 2014 approval of the existing advisory agreement that was in effect on that date, including the Board’s general satisfaction with the nature and quality of services being provided. Also in connection with its January 13, 2015 approval of the new advisory agreement, the Board considered assurances from Forward Management and Salient that neither was aware of any additional developments unrelated to the Transaction and not already disclosed to the Board or its representatives since December 10, 2014 that would be a material consideration to the Board in connection with its consideration of the new advisory agreement. Therefore, in considering the new advisory agreement, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of the Transaction on the operations, personnel, organizational structure, capitalization, and financial and other resources of Forward Management and their affiliates that render advisory, administrative, distribution, compliance, and other services to the Funds. When making its decisions on January 13, 2015, the Board took into account that, commencing in September of 2014, it had posed ongoing inquiries to, and received regular updates from, Forward Management and Salient relating to the Transaction.

Between September 2014 and the January 13, 2015 special meeting, the Board conducted its due diligence processes by engaging in an extensive review and analysis of information regarding the proposed Transaction and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of Forward Management throughout implementation of the Transaction and thereafter. This diligence included several in-person meetings, telephonic meetings and discussions, as well as discussions among the Independent Trustees and their counsel and between the Independent Trustees and Forward Management regarding the Transaction. In this connection, the Board generally was satisfied with the nature and quality of the services expected to be provided to the Funds following the Transaction, including investment advisory, administrative, and support services, and has decided that it would be in the Funds’ best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered Forward Management’s anticipated future plans related to operational matters and levels of staffing and related compensation structures.

Among other steps in its due diligence process, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties from independent legal counsel to the Independent Trustees, which counsel has extensive experience regarding such matters.

2. The Independent Trustees oversaw, coordinated, and performed due diligence activities with respect to a list of issues and topics they considered appropriate.

3. The Independent Trustees, with assistance from their legal counsel, prepared written and oral requests for information from both Forward Management and Salient regarding the Transaction, including details regarding each entity’s anticipated business plan for continuing operations after the Transaction.

4. The Board received and evaluated written responses from Forward Management and Salient pursuant to inquiries made on the Board’s behalf. The Board requested and participated in a series of in-person meetings involving presentations from senior management personnel at Forward Management and Salient, including presentations from senior management personnel at Forward Management and Salient at in-person meetings of the Board on October 27, 2014, December 10, 2014, and January 13, 2015. At these meetings the Independent Trustees engaged in a dialogue with and posed questions to management personnel of Forward Management and Salient, evaluated the responsive due diligence information provided prior to the meetings by Salient and Forward Management, and considered input from legal counsel. In certain sessions, the Independent Trustees met alone with only their legal counsel present. The Independent Trustees also met and communicated at other times formally and informally and engaged in discussions among themselves, their legal counsel, and representatives of Forward Management and Salient as they deemed necessary.

5. At the December 10, 2014 quarterly in-person meeting and the January 13, 2015 special in-person meeting, the Independent Trustees requested and received assurances that: (i) Forward Management and its affiliates are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; (ii) Forward Management and the sub-advisors can be expected to provide services of the same nature, extent, and quality under the new advisory agreement as are provided thereby under the existing advisory agreement; and (iii) the Transaction is not expected to result in any material changes to the investment objective of or the principal investment strategies used to manage any of the Funds. In this regard, the Board considered representations by Forward Management and Salient and their affiliates that Forward Management’s ownership by Salient as contemplated by the Transaction would not lead to a reduction in the quality or scope of these and other services provided to the Funds.

6. The Board considered representations by Forward Management and its affiliates, as well as related supporting documentation and advice from legal counsel, indicating that the new advisory agreement is substantially similar to and, in any event, no less favorable to the Funds than, the terms of the corresponding existing advisory agreement (including the fees payable thereunder).

7. The Board considered that Forward Management and Salient have agreed to bear the expenses associated with obtaining Board and shareholder approval of the new advisory agreement and that the Funds will bear no costs associated with the Transaction.

8. The Board considered that the agreement between Forward Management and Salient governing the Transaction contains representations that no “unfair burden” will be imposed on the Funds following the closing of the Transaction, in accordance with Section 15(f) of the Investment Company Act.

9. The Board considered a representation from Salient that all contractual expense limitations for the Forward Funds in place as of January 13, 2015 or put in place prior to May 1, 2015 will be continued through at least April 30, 2017 should the Transaction be completed. The Board also considered a representation from Salient that neither Forward Management nor Salient will propose any increases to any asset-based or per account fees borne by the Funds, to the extent such fees are within the control of Salient or Forward Management, for at least the two year period following the Transaction. In addition, the Board received a representation from Salient that should the Transaction be completed, Forward Management would engage in good faith discussions with the Board on a going forward basis with respect to the desirability of continuing the various expense limitation agreements in place for the Funds and imposing new expense limitation agreements should circumstances give rise to material increases in the Funds’ expense ratios.

10. The Board considered the advice provided by legal counsel with respect to the new advisory agreement (including advice relating to the process and timing of seeking shareholder approval of the new advisory agreement).

11. The Board considered acknowledgements from Salient of the importance of Forward Management continuing to be able to operate in the interests of Fund shareholders.

12. The Board considered the potential benefits that may be realized by Forward Management and its affiliates as a result of the continuation of their relationship with the Funds under the new advisory agreement.

13. The Board considered that, following the Transaction, the Board will continue to monitor on a regular basis the ability of Forward Management and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Board considered that, under the new advisory agreement, it will continue to have the authority, should the need arise in its view, to terminate any of the new advisory agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at the special meeting of the Board held on January 13, 2015, the Board, including all of the Independent Trustees, voted to approve the new advisory agreement and to recommend approval of the new advisory agreement by shareholders of the Funds. In this connection, the Board concluded that, in light of all factors considered, the terms of the new advisory agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Fund to approve the new advisory agreement so as to enable there to be a continuation without interruption of the current services being provided by Forward Management pursuant to the existing advisory agreement. In reaching its determination to approve the new advisory agreement, the Board considered the additional resources that are expected to be made available to the Funds and Forward Management as a result of the Transaction, the fact that Forward Management would become part of a larger asset management firm as a result of the Transaction and that the Transaction is not expected to have any material impact on the Funds’ investment strategies. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Trustees likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the new advisory agreement and to recommend approval of the new advisory agreement to shareholders.

If the shareholders of a particular Fund do not approve the new advisory agreement with respect to that Fund and the Transaction is completed, the Trustees would consider what further action to take consistent with their fiduciary duties to that Fund. Such action would initially include obtaining for the Fund interim investment advisory services (at no more than the current fee rate for up to 150 days following the Transaction) from Forward Management. Thereafter, the Trustees would either negotiate a new advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements. In the event the Transaction is not completed, Forward Management would continue to serve as investment advisor of the Funds pursuant to the terms of the existing advisory agreement.

Terms of the Existing and New Advisory Agreements

This section summarizes the terms of the new advisory agreement and the differences between the terms of the new advisory agreement and the terms of the corresponding existing advisory agreement.

As set forth in more detail in the summary of terms below, the terms of the new advisory agreement are substantially identical to the terms of the existing advisory agreement, except for the date of the initial term of the new advisory agreement.

The following summary of the new advisory agreement is qualified by reference to the representative form of the new advisory agreement attached to this proxy statement as Exhibit A-1. The contractual rate(s) of the advisory fee payable by each Fund to Forward Management is set forth in Exhibit A to the new advisory agreement. The date on which the existing advisory agreement was most recently submitted to shareholders for approval with respect to a Fund and the purpose for such submission is set forth in Exhibit B-1.

Management Services. The investment advisory services to be provided by Forward Management to each Fund under the new advisory agreement are substantially identical to those provided currently by Forward Management under the Funds’ existing advisory agreement. Pursuant to the terms of the new advisory agreement, Forward Management would continue to provide each Fund with investment research, advice and supervision, and would continuously furnish an investment program for each Fund consistent with the investment objectives and policies of the Fund.

Hiring of Sub-advisors. The new advisory agreement permits Forward Management to continue to enter into sub-advisory agreements with sub-advisors to whom Forward Management may delegate its responsibility for providing investment advice and making investment decisions for a particular Fund or a portion thereof. Forward Management would continue to retain the responsibility to both oversee the sub-advisors that it selects and to recommend to Forward Funds’ Board of Trustees the hiring, termination and replacement of sub-advisors. To reflect Forward Management’s existing responsibilities and activities with respect to sub-advisor oversight, the new advisory agreement states that Forward Management would monitor a sub-advisor’s portfolio management and report to the Board periodically on the sub-advisor’s performance.

Allocation of Charges and Expenses. The new advisory agreement contains provisions regarding the allocation of charges and expenses that are identical to the corresponding existing advisory agreement. The new advisory agreement provides that Forward Management shall not be required to pay any expenses of the Funds other than those specifically allocated to Forward Management in the new advisory agreement. In particular, Forward management shall not be responsible for the following expenses of the Funds: organization and certain offering expenses of the Funds; fees payable to Forward Management and to any other of the Funds’ advisors or consultants; legal expenses; auditing and accounting expenses; interest expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Funds in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust’s officers and employees; fees and expenses of the Funds’ administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Funds; expenses of establishing, or implementing the Funds’ compliance program; expenses, salaries, or other costs of any officers of the Funds, including, but not limited to, any officers of the Funds who may also be officers, employees, or other affiliates of Forward Management; payments to the administrator for maintaining the Funds’ financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Funds; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Funds for sale; freight, insurance and other charges in connection with the shipment of the Funds’ portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Funds, or of entering into other transactions or engaging in any investment practices with respect to the Funds; expenses of printing and distributing prospectuses, statements of additional information, reports, notices and dividends to shareholders; costs of stationery or other office supplies; any litigation expenses; costs of shareholders’ and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Funds’ businesses) of officers, trustees and employees of the Trust with respect to matters concerning the Funds (including officers, trustees or employees of the Funds who are “interested persons” of Forward Management as may be agreed upon between the Trust and Forward Management).

The costs associated with the Transaction, including the costs associated with calling this Meeting and the solicitation of proxies to be voted at the Meeting, are not being borne by the Funds, but are being borne by Salient and Forward Management.

Investment Advisory Fees. For its services, Forward Management (i) would continue to be entitled to an investment advisory fee from each Fund. The method and rate for calculating each Fund’s investment advisory fee would be the same under the new advisory agreement as under the existing advisory agreement. There would be no increase in the investment advisory fee rates under the new agreement.

Although not explicitly addressed in the new or existing advisory agreements, Forward Management may from time to time continue to agree not to impose all or a portion of its fee and/or limit the total operating expenses for certain Funds. Any such fee waiver or expense limitation may be a contractual agreement for a specified time period or may be voluntary and therefore discontinued or modified by Forward Management at any time. Salient has represented to the Board of Trustees that all contractual expense limitations for Forward Funds in place as of January 13, 2015, or put in place prior to May 1, 2015 will be continued through at least April 30, 2017 should the Transaction be completed.

The aggregate amount of investment advisory fees incurred by each Fund for its most recently completed fiscal year, and the amount of any advisory fees waived pursuant to any voluntary or contractual fee waiver or expense limitation then in effect, are set forth in Exhibit B-1 to this proxy statement.

Amendment. The new advisory agreement provides that no amendment of the agreement shall be effective until approved by vote of the Trustees, including a majority of the Trustees who are not interested persons of Forward Management or of Forward Funds, cast in person at a meeting called for the purpose of voting on such approval and, if required by the Investment Company Act, until also approved by vote of the holders of a majority of the outstanding voting securities of the Fund.

Standard of Care. Under the new advisory agreement, Forward Management would continue not to be liable for any error of judgment, mistake of law or for any loss sustained in connection with the performance of its duties under the agreement; but nothing contained in the agreement protects Forward Management against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on the part of Forward Management in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the investment advisory agreement. The existing advisory agreement includes the same provisions.

Term of Agreement. If approved by shareholders, the new advisory agreement would become effective upon the closing of the Transaction and would have an initial period of two years. Thereafter, the new advisory agreement would continue from year to year subject to annual approval by the Board of Trustees in the same manner as the existing investment advisory agreement. The new advisory agreement terminates if assigned (as defined in the Investment Company Act) and may be terminated without penalty by the Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by Forward Management, each upon 60 days’ written notice.

Information Concerning Forward Management

Forward Management is a Delaware limited liability company and an investment advisor registered under the Advisers Act. Forward Management is located at 101 California Street, 16th Floor, San Francisco, California 94111. Forward Management’s capital ownership interests currently are held predominantly by Gordon P. Getty and ReFlow Forward Family Holding Company, an entity controlled by Mr. Getty, with the balance held by management and employees. As of December 31, 2014, Forward Management had approximately $5.2 billion in assets under management. Forward Management offers advice, investment management and related services to institutional and individual clients. The following table provides the information about each officer or director of the Funds who is an officer of Forward Management:

Name Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
J. Alan Reid, Jr.*	President, Trustee, Since 2001	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (since 2001); President and Director, Forward Securities, LLC, a broker-dealer (since 2010); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to 2010); Chief Executive Officer, Sutton Place Management, an investment services company (since 2001); Vice President, Sutton Place Associates (since 2001); Chief Executive Officer of FISCOP, LLC (since 2001); Vice President, Broderick Management, LLC (since 2001); Member of ICI Board of Governors (since 2008).

Barbara H. Tolle	Treasurer, Since 2006	Vice President, Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

Judith M. Rosenberg	Chief Compliance Officer and Chief Legal Officer, Since 2005	Chief Compliance Officer, Forward Management (since 2005); Chief Compliance Officer, Secretary and Director, Forward Securities, LLC (since 2010); First Vice President and Senior Attorney, Morgan Stanley (1984 to 1997; 2002 to 2005); Director of Compliance, Morgan Stanley Online (1997 to 2002).

Robert S. Naka	Vice President, Funds since 2009 and Secretary, Since 2012	Chief Operating Officer, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 to 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 to 2007).

* Upon closing of the Transaction, it is anticipated that Mr. Reid will resign as President and Trustee of the Trust and that Mr. Blaisdell will be appointed as President of the Trust and if elected by shareholders, a Trustee of the Trust.

It is further anticipated that Forward Management would continue to conduct the majority of its operations (as it does currently) at its current location at 101 California Street, 16th Floor, San Francisco, California 94111 and that Forward Management would continue to maintain its registration with the SEC as an investment advisor under the Advisers Act.

If the new agreement is approved, following the Transaction, Forward Management would continue, subject to approval and oversight by the Board of Trustees, to (i) manage the Fund; and (ii) oversee the sub-advisors responsible for making investment decisions for the Funds and to make recommendations from time to time to the Board of Trustees concerning the sub-advisors’ retention or termination and replacement. Forward Management and the Funds are unaware of any Trustee other than Mr. Reid having any material interest, direct or indirect, in any material transactions since the beginning of the most recently completed fiscal year, or in any material proposed transactions, to which Forward Management, Salient or any subsidiary of Forward Management or Salient was or is to be a party. Mr. Reid, who serves as a Trustee and President of Forward Funds, may be considered to have a substantial interest in the Transaction and approval of the new agreement through ownership interests and compensation arrangements with Forward Management and its affiliates. In addition, Messes. Tolle and Rosenberg and Mr. Naka, each of whom is an executive officer of Forward Funds, may be considered to have a substantial interest in the Transaction and approval of the new agreement through ownership interests and compensation arrangements with Forward Management and its affiliates.

Additional Information Pertaining to Forward Management

Forward Management has entered into a Compliance Support Services Agreement with the Trust. Pursuant to this agreement, Forward Management has agreed to provide certain regulatory compliance support services necessary for the operation of the Trust, including the provision of a qualified individual to serve as Chief Compliance Officer (“CCO”) for the Trust and such regulatory compliance support services as the Trust and the CCO shall reasonably require in connection with compliance by the Trust with Rule 38a-1. The Trust has agreed to pay Forward Management for the services provided under this agreement a fee of $320,000 per annum (each Fund bearing its pro rata share of the fee) and the cost of reasonable expenses related to the performance of the CCO’s duties. It is expected that Forward Management will continue to provide services under this agreement after the closing of the Transaction.

For additional information concerning the ownership structure, affiliations, and certain other matters pertaining to Forward Management as would be in effect upon the closing of the Transaction, see Exhibit C.

Section 15(f) of the Investment Company Act

Section 15(f) of the Investment Company Act provides to an investment advisor that receives compensation or other benefit in connection with the sale of its business involving a registered investment company a non-exclusive safe harbor from claims that the transfer of its advisory relationship constituted sale of the investment advisor’s “fiduciary office” in violation of its fiduciary duty. The application of the safe harbor is subject to two conditions. First, for a period of three years after the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the Investment Company Act) of the new or former investment advisor. Second, there may not be imposed an “unfair burden” on the investment company as a result of such transaction, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the Investment Company Act, includes any arrangement during the two-year period after a change of control transaction whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

The Board of Trustees has not been advised by Forward Management of any circumstances arising from the Transaction that are expected to result in the imposition of an “unfair burden” on the Funds. Moreover, Salient has agreed in the agreement entered into between Salient and Forward Management to take reasonable efforts to ensure that Forward Management will at all times following the closing of the Transaction be entitled to the protection afforded by Section  15(f) of the Investment Company Act.

Required Vote

As provided under the Investment Company Act, approval of each proposed investment advisory agreement will require the vote of a majority of the outstanding voting securities of the applicable Fund. In accordance with the Investment Company Act and as used in this Proposal 1, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

However, in addition to the legal requirement under the Investment Company Act, completion of the Transaction will be subject to certain closing conditions, unless waived by the parties, including: (a) the receipt of approvals of the proposed new advisory agreement with Forward Management for every Fund with more than

$15 million in assets; and (b) the continued employment of at least 70% of Forward Management employees who are employed within 20 days of the closing of the Transaction, including certain specified key employees, other than certain individual portfolio managers, each of whom has entered into an employment agreement with Forward Management, effective upon the completion of the Transaction. The Transaction is also subject to certain other contractual and regulatory conditions of closing.

The new investment advisory agreement will only take effect if the Transaction is completed.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF FORWARD FUNDS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE NEW ADVISORY AGREEMENT WITH FORWARD MANAGEMENT.

PART 2

DESCRIPTION OF PROPOSAL 2

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

(FOR FORWARD TACTICAL GROWTH FUND ONLY)

Introduction

This proposal is to be voted on by shareholders of Forward Tactical Growth Fund (for purposes of this proposal, the “Fund”).

At the Special Meeting, Fund shareholders will be asked to approve a new sub-advisory agreement between Forward Management and Broadmark Asset Management, LLC (“Broadmark”), the Fund’s sub-advisor, because the closing of the Transaction would result in a change of control of Broadmark, which would terminate the existing sub-advisory agreement. The closing of the Transaction would also result in a change of control of Forward Management and the automatic termination of the existing sub-advisory agreement for the Fund. If Proposal 2, regarding the approval of the new sub-advisory agreement, is adopted by the Fund and the Transaction is completed, Broadmark would continue to serve as the sub-advisor to the Fund. The Transaction is not expected to have any material impact on Broadmark’s investment philosophy, management approach, staffing or operations or on how Broadmark manages the Fund.

Your approval of the new sub-advisory agreement would not result in any change in the Fund’s sub-advisory fee rates.

Currently, Forward Management owns 34.4% of Broadmark’s outstanding voting securities. The remainder of Broadmark’s voting securities are owned by its employees in the aggregate (as a group), the John L. Keeley, Jr. Restated Revocable Trust, and John Kinder. Upon the closing of the Transaction, Forward Management’s interest in Broadmark will be transferred to Salient and Salient will own 34.4% of Broadmark’s outstanding voting securities. This represents a “change of control” of Broadmark for purposes of the Investment Company Act. The proposed Transaction will not result in any change to Broadmark’s senior management or the day-to-day management of the Fund. Christopher J. Guptill will continue to serve as the portfolio manager for the Fund and continue to have primary responsibility for the day-to-day management of the Fund’s portfolio.

The Fund’s Board of Trustees (for purposes of this section, the “Board”) approved the new sub-advisory agreement at an in-person meeting held on January 13, 2015. Shareholder approval of the new sub-advisory agreement must also be obtained, and the Board has authorized seeking such approval. Although the Trust may rely on an

Order from the SEC that permits Forward Management, subject to certain conditions, and without the approval of shareholders, to employ a new unaffiliated sub-advisor for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-advisor or as an additional sub-advisor, shareholder approval of this Proposal 2 is being sought because Broadmark is an affiliate of Forward Management and will be an affiliate of Salient after the closing of the Transaction.

Mr. Reid, who serves as a Trustee and President of Forward Funds, may be considered to have an indirect interest in the Transaction and approval of the new sub-advisory agreement through ownership interests and compensation arrangements with Forward Management and its affiliates. In addition, Messes. Tolle and Rosenberg and Mr. Naka, each of whom is an executive officer of Forward Funds, may be considered to have an indirect interest in the Transaction and approval of the new sub-advisory agreement through ownership interests and compensation arrangements with Forward Management and its affiliates.

Factors Considered by the Board and its Recommendation

At a meeting of the Board held on January 13, 2015, the Board considered the approval of the new sub-advisory agreement for the Fund between Broadmark and Forward Management and determined that the terms of the new sub-advisory agreement are reasonable and approval of the new sub-advisory agreement is in the best interests of the Fund and its shareholders. The Board, including the Independent Trustees, unanimously approved the new sub-advisory agreement for an initial two-year period. In addition, the Board recommended that Fund shareholders vote FOR the approval of the new sub-advisory agreement.

Prior to its approval of the new sub-advisory agreement, the Board reviewed, among other matters, the quality, extent, and nature of the services currently being provided by Broadmark under the existing sub-advisory agreement and the quality, extent, and nature of the services expected to be provided under the new sub-advisory agreement. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual review of the existing sub-advisory agreement, which was most recently approved for continuation at an in-person meeting of the Board held on September 15-16, 2014. During the review process that led to its approval of the existing sub-advisory agreement on September 15-16, 2014, the Board was aware that it likely would be asked in the near future to consider approval of the new sub-advisory agreement.

On September 15-16, 2014, the Board concluded, in light of all factors it considered, that the approval of the existing sub-advisory agreement was in the best interests of the Fund and its shareholders and that the fee rates set forth in the existing sub-advisory agreement were fair and reasonable. Among other factors, the Board considered: (1) the nature and quality of services provided and to be provided under the existing sub-advisory agreement; (2) the extent to which economies of scale are reflected in fee schedules under the existing sub-advisory agreement; (3) the existence of any “fall-out” benefits to Broadmark, if applicable; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by Broadmark with respect to its services to the Fund. A further description of the considerations taken into account by the Board in approving the continuation of the existing sub-advisory agreement on September 15-16, 2014, including the information reviewed, certain material factors considered, and certain related conclusions reached, is set forth in Exhibit E to this proxy statement.

In connection with its approval of the new sub-advisory agreement on January 13, 2015, the Board considered its conclusions in connection with its September 15-16, 2014 approval of the existing sub-advisory agreement that was in effect on that date, including the Board’s general satisfaction with the nature and quality of services being provided. Also in connection with its January 13, 2015 approval of the new sub-advisory agreement, the Board considered information provided by Forward Management and Salient regarding the impact of the transfer of interest in Broadmark from Forward Management to Salient. The Board also considered assurances from Forward Management that it was aware of no additional developments at Broadmark unrelated to the Transaction and not already disclosed to the Board since September 15-16, 2014 that would be a material consideration to the Board in connection with its consideration of the new sub-advisory agreement. Therefore, in considering the new sub-advisory agreement, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of the Transaction on the sub-advisory services provided by Broadmark. In addition, the Board requested and received assurances that Broadmark can be expected to provide services of the same nature, extent, and quality under the new sub-advisory agreement as are provided thereby under the existing sub-advisory agreement. The Independent Trustees also consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board members’ deliberations.

Based on the foregoing and other relevant considerations, at the special meeting of the Board held on January 13, 2015, the Board, including all of the Independent Trustees, voted to approve the new sub-advisory agreement and to recommend approval of the new sub-advisory agreement by Fund shareholders. In this connection, the Board concluded that, in light of all factors considered, the terms of the new sub-advisory agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of Fund shareholders to approve the new sub-advisory agreement so as to enable there to be a continuation without interruption of the current services being provided by Broadmark pursuant to the existing sub-advisory agreement. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In their deliberations, the Board members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board member may have attributed different weights to the various factors.

Material Terms of the Existing and New Sub-Advisory Agreements

The new sub-advisory agreement is substantially identical to the Fund’s existing sub-advisory agreement with the exception of its initial term. The material terms of the existing and proposed sub-advisory agreements are discussed in more detail below. The description of the proposed sub-advisory agreement is qualified in its entirety by reference to the copy of the form of the new sub-advisory agreement included in Exhibit A-2. The contractual rates of the sub-advisory fee payable to Broadmark are 0.60% on the first $1 billion of the Fund’s average daily net assets and 0.55% on the Fund’s average daily net assets in excess of $1 billion, which fee is paid by Forward Management. The date on which the existing sub-advisory agreement was most recently submitted to shareholders for approval and the purpose for such submission is set forth in Exhibit B-2.

Duties of the Sub-Advisor. Under the current sub-advisory agreement and the new sub-advisory agreement, each between Forward Management and Broadmark, Broadmark, subject to the supervision of Forward Management and the Board, is responsible for managing the Fund’s assets, including making investment decisions and placing orders to purchase and sell securities for the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with applicable requirements, Broadmark will also maintain, and provide Forward Management with, all books and records relating to its securities valuation services or that are otherwise required, and render to the Fund and Forward Management such periodic and special reports at any time upon reasonable request.

Limitation of Liability. Both the existing and proposed sub-advisory agreements provide that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or the reckless disregard of its obligations and duties thereunder, Broadmark will not be liable for any act or omission in connection with its activities as sub-advisor to the Fund.

Term and Continuance. While the existing sub-advisory agreement states that the agreement will initially remain in full force and effect for a period of up to one year from the date of its execution, the proposed sub-advisory agreement provides that the agreement will initially remain in full force and effect for a period of up to two years from the date of its execution. Each of the existing and proposed sub-advisory agreements provides that, consistent with the applicable provision of the Investment Company Act, each agreement will continue thereafter as long as its continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund, provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose. However, both the existing and proposed sub-advisory agreements may be terminated at any time upon 60 days’ written notice without the payment of any penalty, either by vote of a majority of the Board, by vote of a majority of the outstanding shares of the Fund, or by Forward Management. Additionally, each of the existing and new sub-advisory agreements will terminate immediately in the event of its assignment or upon the termination of the corresponding investment advisory agreement. Broadmark may terminate the existing and proposed sub-advisory agreements on 60 days’ written notice to the Fund.

Information About Broadmark

Broadmark is a Delaware limited liability company that is registered as an investment advisor with the SEC under the Advisers Act. Broadmark is located at 12 East 52nd Street, 3rd Floor, New York, New York 10022. Prior to the closing of the Transaction, Forward Management owned 34.4% of Broadmark’s outstanding voting securities. Upon the closing of the Transaction, Forward Management’s interest in Broadmark will be transferred to Salient and Salient will own 34.4% of Broadmark’s outstanding voting securities. As of December 31, 2014, Broadmark had assets under management of approximately $1.69 billion.

The following table lists the name, and principal occupation of the principal executive officers and directors of Broadmark:

Name	Principal Occupation(s)
Ricardo L. Cortez	Co-Chief Executive Officer of Broadmark

Jerome Crown	Chief Financial Officer of Broadmark

Christopher J. Guptill Manager, Management Committee of Broadmark	Chief Investment Officer and Co-Chief Executive Officer of Broadmark

Laura A. Hespe	Chief Operating Officer of Broadmark

Daniel J. Barnett Chairman and Manager, Management Committee of Broadmark	Chief Executive Officer and Director of Revere Capital Advisors, LLC (investment management firm); Previously, Chief Executive Officer of Broadmark from 1999 to 2008.

John L. Keeley, Jr. Manager, Management Committee of Broadmark	Director and President of Keeley Asset Management Corp. (SEC registered investment advisor)

Name	Principal Occupation(s)
John M. Kinder Manager, Management Committee of Broadmark	Director of Rivertrade Ltd. (private investment company)

Norman E. Mains Manager, Management Committee of Broadmark	Chief Administrative Officer and Chief Risk Officer of Forward Management

Loire L. White Manager, Management Committee of Broadmark	Interim Chief Financial Officer of Forward Management

The address for each principal executive officer and director of Broadmark is 12 East 52nd Street, 3rd Floor, New York, New York 10022.

Broadmark does not act as investment advisor to any other registered investment companies (as of December 31, 2014) with a similar investment objective to the Fund.

Brokerage Information. There were no brokerage commissions incurred on security transactions placed with affiliates of the sub-advisor for the fiscal year ended December  31, 2014.

Required Vote

To become effective with respect to the Fund, the new sub-advisory agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. In accordance with the Investment Company Act and as used in this Proposal 2, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. The new sub-advisory agreement was approved by the Independent Trustees, separately, and by the Board of the Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

In the event that Fund shareholders do not approve this proposal, the Board will determine the appropriate course of action with respect to the management of the Fund.

The new investment sub-advisory agreement will only take effect if the Transaction is completed.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF FORWARD FUNDS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE FOR THE NEW SUB-ADVISORY AGREEMENT WITH BROADMARK.

PART 3

DESCRIPTION OF PROPOSAL 3

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

(FOR FORWARD EM CORPORATE DEBT FUND ONLY)

Introduction

This proposal is to be voted on by shareholders of Forward EM Corporate Debt Fund (for purposes of this proposal, the “Fund”).

At the Special Meeting, Fund shareholders will be asked to approve a new sub-advisory agreement between Forward Management and SW Asset Management, LLC (“SW”), the Fund’s sub-advisor, because the closing of the Transaction would result in a change of control of Forward Management and the automatic termination of the existing sub-advisory agreement for the Fund. If Proposal 3, regarding the approval of the new sub-advisory agreement, is adopted by the Fund and the Transaction is completed, SW would continue to serve as the sub-advisor to the Fund. The Transaction is not expected to have any material impact on SW’s investment philosophy, management approach, staffing or operations or on how SW manages the Fund.

Your approval of the new sub-advisory agreement would not result in any change in the Fund’s sub-advisory fee rate.

The Fund’s Board of Trustees (for purposes of this section, the “Board”) approved the new sub-advisory agreement at an in-person meeting held on January 13, 2015. Shareholder approval of the new sub-advisory agreement must also be obtained, and the Board has authorized seeking such approval. Although the Trust may rely on an Order from the SEC that permits Forward Management, subject to certain conditions, and without the approval of shareholders, to employ a new unaffiliated sub-advisor for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-advisor or as an additional sub-advisor, shareholder approval of this Proposal 3 is being sought because SW is an affiliate of Forward Management and will be an affiliate of Salient after the closing of the Transaction.

Mr. Reid, who serves as a Trustee and President of Forward Funds, may be considered to have an indirect interest in the Transaction and approval of the new sub-advisory agreement through ownership interests and compensation arrangements with Forward Management and its affiliates. In addition, Messes. Tolle and Rosenberg and Mr. Naka, each of whom is an executive officer of Forward Funds, may be considered to have an indirect interest in the Transaction and approval of the new sub-advisory agreement through ownership interests and compensation arrangements with Forward Management and its affiliates.

Factors Considered by the Board and its Recommendation

At a meeting of the Board held on January 13, 2015, the Board considered the approval of the new sub-advisory agreement for the Fund between SW and Forward Management and determined that the terms of the new sub-advisory agreement are reasonable and approval of the new sub-advisory agreement is in the best interests of the Fund and its shareholders. The Board, including the Independent Trustees, unanimously approved the new sub-advisory agreement for an initial two-year period. In addition, the Board recommended that Fund shareholders vote FOR the approval of the new sub-advisory agreement.

Prior to its approval of the new sub-advisory agreement, the Board reviewed, among other matters, the quality, extent, and nature of the services currently being provided by SW under the existing sub-advisory agreement and the quality, extent, and nature of the services expected to be provided under the new sub-advisory agreement. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual review of the existing sub-advisory agreement, which was most recently approved for continuation at an in-person meeting of the Board held on September 15-16, 2014. During the review process that led to its approval of the existing sub-advisory agreement on September 15-16, 2014, the Board was aware that it likely would be asked in the near future to consider approval of the new sub-advisory agreement.

On September 15-16, 2014, the Board concluded, in light of all factors it considered, that the approval of the existing sub-advisory agreement was in the best interests of the Fund and its shareholders and that the fee rates set forth in the existing sub-advisory agreement were fair and reasonable. Among other factors, the Board considered: (1) the nature and quality of services provided and to be provided under the existing sub-advisory agreement; (2) the extent to which economies of scale are reflected in fee schedules under the existing sub-advisory agreement; (3) the existence of any “fall-out” benefits to SW, if applicable; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by SW with respect to its services to the Fund. A further description of the considerations taken into account by the Board in approving the continuation of the existing sub-advisory agreement on September 15-16, 2014, including the information reviewed, certain material factors considered, and certain related conclusions reached, is set forth in Exhibit E to this proxy statement.

In connection with its approval of the new sub-advisory agreement on January 13, 2015, the Board considered its conclusions in connection with its September 15-16, 2014 approval of the existing sub-advisory agreement that was in effect on that date, including the Board’s general satisfaction with the nature and quality of services being provided. Also in connection with its January 13, 2015 approval of the new sub-advisory agreement, the Board considered information provided by Forward Management and Salient regarding the impact of the transfer of interest in SW from Forward Management to Salient. The Board also considered assurances from Forward

Management that it was aware of no additional developments at SW unrelated to the Transaction and not already disclosed to the Board since September 15-16, 2014 that would be a material consideration to the Board in connection with its consideration of the new sub-advisory agreement. Therefore, in considering the new sub-advisory agreement, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of the Transaction on the sub-advisory services provided by SW. In addition, the Board requested and received assurances that SW can be expected to provide services of the same nature, extent, and quality under the new sub-advisory agreement as are provided thereby under the existing sub-advisory agreement. The Independent Trustees also consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board members’ deliberations.

Based on the foregoing and other relevant considerations, at the special meeting of the Board held on January 13, 2015, the Board, including all of the Independent Trustees, voted to approve the new sub-advisory agreement and to recommend approval of the new sub-advisory agreement by Fund shareholders. In this connection, the Board concluded that, in light of all factors considered, the terms of the new sub-advisory agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of Fund shareholders to approve the new sub-advisory agreement so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the existing sub-advisory agreement. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In their deliberations, the Board members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board member may have attributed different weights to the various factors.

Material Terms of the Existing and New Sub-Advisory Agreements

The new sub-advisory agreement is substantially identical to the Fund’s existing sub-advisory agreement with the exception of its initial term. The material terms of the existing and proposed sub-advisory agreements are discussed in more detail below. The description of the proposed sub-advisory agreement is qualified in its entirety by reference to the copy of the form of the new sub-advisory agreement included in Exhibit A-2. The contractual rate of the sub-advisory fee payable to SW is 0.35% of the average daily net assets of the Fund, which fee is paid by Forward Management. The date on which the existing sub-advisory agreement was most recently submitted to shareholders for approval and the purpose for such submission is set forth in Exhibit B-2.

Duties of the Sub-Advisor. Under the current sub-advisory agreement and the new sub-advisory agreement, each between Forward Management and SW, SW, subject to the supervision of Forward Management and the Board, is responsible for managing the Fund’s assets, including making investment decisions and placing orders to purchase and sell securities for the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with applicable requirements, SW will also maintain, and provide Forward Management with, all books and records relating to its securities valuation services or that are otherwise required, and render to the Fund and Forward Management such periodic and special reports at any time upon reasonable request.

Limitation of Liability. Both the existing and proposed sub-advisory agreements provide that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or the reckless disregard of its obligations and duties thereunder, SW will not be liable for any act or omission in connection with its activities as sub-advisor to the Fund.

Term and Continuance. While the existing sub-advisory agreement states that the agreement will initially remain in full force and effect for a period of up to one year from the date of its execution, the proposed sub-advisory agreement provides that the agreement will initially remain in full force and effect for a period of up to two years from the date of its execution. Each of the existing and proposed sub-advisory agreements provides that, consistent with the applicable provision of the Investment Company Act, each agreement will continue thereafter as long as its continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund, provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose. However, both the existing and proposed sub-advisory agreements may be terminated at any time upon 60 days’ written notice without the payment of any penalty, either by vote of a majority of the Board, by vote of a majority of the outstanding shares of the Fund, or by Forward Management. Additionally, each of the existing and new sub-advisory agreements will terminate immediately in the event of its assignment or upon the termination of the corresponding investment advisory agreement. SW may terminate the existing and proposed sub-advisory agreements on 60 days’ written notice to the Fund.

Information About SW

SW is a Delaware limited liability company that is registered as an investment advisor with the SEC under the Advisers Act. SW is located at 23 Corporate Plaza Drive, Suite 130, Newport Beach, California 92660. Prior to the closing of the Transaction, Forward Management owned 5% of SW’s outstanding voting securities. Upon the closing of the Transaction, Forward Management’s interest in SW will be transferred to Salient and Salient will own 5% of SW’s outstanding voting securities. The remainder of SW’s voting securities are owned by David C. Hinman (41.8%), Raymond T. Zucaro (41.8%), Robert S. Venable (9.5%) and Santiago Cuneo (1.9%). As of December 31, 2014, SW had assets under management of approximately $425.6 million.

The following table lists the name, and principal occupation of the principal executive officers and directors of SW:

Name	Principal Occupation(s)
David C. Hinman	Managing Member and Chief Investment Officer of SW

Raymond T. Zucaro	Managing Member and Portfolio Manager of SW

Robert S. Venable	Managing Member, Chief Financial Officer and Chief Compliance Officer of SW

The address for each principal executive officer and director of SW is 23 Corporate Plaza Drive, Suite 130, Newport Beach, California 92660.

SW does not act as investment advisor to any other registered investment companies (as of December 31, 2014) with a similar investment objective to the Fund.

Brokerage Information. There were no brokerage commissions incurred on security transactions placed with affiliates of the sub-advisor for the fiscal year ended December 31, 2014.

Required Vote

To become effective with respect to the Fund, the new sub-advisory agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. In accordance with the Investment Company Act and as used in this Proposal 3, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. The new sub-advisory agreement was approved by the Independent Trustees, separately, and by the Board of the Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

In the event that Fund shareholders do not approve this proposal, the Board will determine the appropriate course of action with respect to the management of the Fund.

The new investment sub-advisory agreement will only take effect if the Transaction is completed.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF FORWARD FUNDS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE FOR THE NEW SUB-ADVISORY AGREEMENT WITH SW.

PART 4

DESCRIPTION OF PROPOSAL 4

ELECTION OF TRUSTEES

(EACH FUND VOTING SEPARATELY)

Summary

The Board currently consists of seven Trustees. At its meeting on January 13, 2015, the Board approved an increase in the number of Trustees on the Board to eleven Trustees. Additionally, upon closing of the Transaction, two of the current Trustees, DeWitt Bowman and J. Alan Reid, Jr., are expected to resign from the Board.

It is proposed that eight Trustees of the Trust be elected at the Meeting to hold office until their successors shall have been elected and qualified, they resign, or they are removed. The nominees include Julie Allecta and John Gambs, each of whom is a current member of the Trust’s Board but who have not been elected by shareholders. In addition, the Board has nominated John A. Blaisdell, Karin B. Bonding, Jonathan P. Carroll, Bernard A. Harris, Richard C. Johnson and Scott E. Schwinger, each of whom is not currently a member of the Board. Each of these individuals serves on boards of other investment companies managed by Salient. Mr. Blaisdell is the Chief Executive Officer and Managing Director of Salient, and upon closing of the Transaction, Mr. Blaisdell is expected to become the Chief Executive Officer of Forward Management and President of the Trust. As a result, Mr. Blaisdell will be an “interested person” of the Trust, as defined in the Investment Company Act. Each other nominee is not an “interested person” of the Trust, as defined in the Investment Company Act. Such individuals are commonly referred to as “Independent Trustees.” The election by shareholders of Messrs. Blaisdell, Carroll, Harris, Johnson, and Schwinger and Ms. Bonding as Trustees of the Trust is contingent on the closing of the Transaction.

The Trust’s Nominating Committee, which consists solely of Independent Trustees, considered recommendations for Trustee nominees, and considered the qualifications, experience and background of each of the nominees. Based upon this review, the Nominating Committee recommended each nominee to the Board as a candidate for nomination as a Trustee. After discussion and consideration of the matter, the Board voted to nominate the nominees for election by shareholders. Each nominee has consented to serve as a Trustee and to being named in this proxy statement.

The Trust has an Advisory Board that counsels and consults with the Board with respect to the management and operation of the Trust. The Advisory Board is a non-voting body and does not have the power or authority to conduct the business of the Trust. Upon his resignation from the Board, it is anticipated that Mr. Bowman will join the Trust’s Advisory Board and will serve through December 31, 2015, whereupon Mr. Bowman will retire pursuant to the Trust’s trustee retirement policy. Additionally, it is anticipated that the Board will appoint G. Edward Powell to the Trust’s Advisory Board. Mr. Powell is a current member of boards of other investment companies managed by Salient. Members of the Advisory Board are appointed by a majority of the Trustees and shareholders are not being asked to elect members of the Advisory Board.

Information Concerning the Nominees

The information below provides pertinent information about each of the nominees. This information includes their principal occupations and present positions, the length of service to the Funds, and the position, if any, they hold on the board of trustees/directors of companies other than the Funds.

Nominees as Independent Trustees:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen (or to be overseen) by Trustee or Nominee	Other Directorships Held by Trustee or Nominee**
Julie Allecta Year of Birth: 1946	Trustee, Audit Committee Chairperson	Lifetime of Trust until removal or resignation; Since 2012+	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Vice President and Director, WildCare Bay Area (since 2007); Member of Governing Council, Independent Directors Council (since 2014); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (2014).	32	Trustee, Litman Gregory Funds Trust (since 2013).

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen (or to be overseen) by Trustee or Nominee	Other Directorships Held by Trustee or Nominee**
A. John Gambs Year of Birth: 1945	Trustee	Lifetime of Trust until removal or resignation; Since 2012+

Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (since 2011); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs

Family Foundation (1997 to 2010).

				32	None.

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen (or to be overseen) by Trustee or Nominee	Other Directorships Held by Trustee or Nominee**
Karin B. Bonding, CFA Year of Birth: 1939	Nominee	Lifetime of Trust until removal or resignation	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	42	Salient MF Trust (investment companies) (seven funds) since 2012; The Endowment Funds (investment companies) (five funds); Salient MLP & Energy Infrastructure Fund (investment company) 2011-2014; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Brandes Investment Trust (investment companies) (four funds), 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010.

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen (or to be overseen) by Trustee or Nominee	Other Directorships Held by Trustee or Nominee**
Jonathan P. Carroll Year of Birth: 1961	Nominee	Lifetime of Trust until removal or resignation	President, Lazarus Financial LLC (holding company) since 2006; private investor for past six years.	42	Salient MF Trust (investment companies) (seven funds) since 2012; The Endowment Funds (investment companies) (five funds) since 2004; The PMF Funds (investment companies) (three funds) since 2014; Salient MLP & Energy Infrastructure Fund (investment company) 2011-2014; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; LRR Energy, L.P. (energy company) since 2014.

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen (or to be overseen) by Trustee or Nominee	Other Directorships Held by Trustee or Nominee**
Dr. Bernard A. Harris Year of Birth: 1956	Nominee	Lifetime of Trust until removal or resignation	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing), since 2002; President of The Space Agency (marketing) since 1999; President of The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	42	Salient MF Trust (investment companies) (seven funds) since 2012; The Endowment Funds (investment companies) (five funds); since 2009; Salient MLP & Energy Infrastructure Fund (investment company) 2011-2014; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Babson Funds (investment companies) (five funds) since 2011; Monebo Technologies Inc. (medical), since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Communities in Schools, since 2007; American Telemedicine Association, since 2007; Sterling Bancshares, Inc., since 2007; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004.

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen (or to be overseen) by Trustee or Nominee	Other Directorships Held by Trustee or Nominee**
Richard C. Johnson Year of Birth: 1937	Nominee	Lifetime of Trust until removal or resignation	Senior Counsel (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	42	Salient MF Trust (investment companies) (seven funds) since 2012; The Endowment Funds (investment companies) (five funds) since 2004; The PMF Funds (investment companies) (three funds) since 2014; Salient MLP & Energy Infrastructure Fund (investment company) 2011-2014; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010.

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen (or to be overseen) by Trustee or Nominee	Other Directorships Held by Trustee or Nominee**
Scott E. Schwinger Year of Birth: 1965	Nominee	Lifetime of Trust until removal or resignation	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	42	Salient MF Trust (investment companies) (seven funds) since 2012; The PMF Funds (investment companies) (three funds) since 2014; The Endowment Funds (investment companies) (five funds) since 2004; Salient MLP & Energy Infrastructure Fund (investment company) 2011-2014; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001.

Nominee as Interested Trustee:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee**
John A. Blaisdell Year of Birth:1960	Nominee	Lifetime of Trust until removal or resignation	Member, Investment Committee of Salient Advisors, L.P., since 2002; Managing Director of Salient Partners, L.P., since 2002.	42	Salient MF Trust (investment companies) (seven funds) since 2012; The Endowment Funds (investment companies) (five funds) since 2004; The PMF Funds (investment companies) (three funds) since 2014; Salient MLP & Energy Infrastructure Fund (investment company) 2011-2014; Salient Midstream & MLP Fund (investment company) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2012.

*	Each Nominee may be contacted by writing to the Nominee, c/o Forward Management, LLC, 101 California Street, 16th Floor, San Francisco, California 94111.
**	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the Investment Company Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
+	Ms. Allecta was appointed as a Trustee effective January 1, 2012. Mr. Gambs was appointed as a Trustee effective December 31, 2012. Prior to their appointment, Ms. Allecta and Mr. Gambs served on the Advisory Board of the Trust.

Current Trustees Not Up for Shareholder Election

The following table provides information about the other Trustees of the Trust who are not currently up for election by shareholders. Each of these individuals has been previously elected by shareholders. Except for Mr. Bowman and Mr. Reid, it is expected that the following Trustees will remain Trustees of the Trust following completion of the Transaction. Following the completion of the Transaction, Mr. Bowman is expected to join the Trust’s Advisory Board and Mr. Reid is expected to resign his positions with the Trust.

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Independent Trustees

Haig G. Mardikian Year of Birth: 1947	Chairman of the Board	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); Director of PCG Asset Management, a private equity investment advisor (2001 to 2011); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006 to 2010); Director of Near East Foundation (since 2007).	32	Chairman and Director of SIFE Trust Fund (1978 to 2001).

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Donald O’Connor Year of Birth: 1936	Trustee	Since 2000+	Financial Consultant (since 1997); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	32	Trustee of the Advisors Series Trust (since 1997).

DeWitt F. Bowman Year of Birth: 1930	Trustee	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Pension Investment Consulting, a consulting company (since 1994); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to 2008); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (since 1994); Chief Investment Officer, California Public Employees Retirement System (1989 to 1994).	32	Trustee, Brandes Mutual Funds (1995 to 2012); Lead Director, RREEF America III REIT (2007 to 2012); Director, RREEF America I REIT (2004 to 2007); Trustee, PCG Private Equity Fund (since 1994).

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Cecilia H. Herbert Year of Birth: 1949	Trustee, Nominating Committee Chairperson	Since 2009+	Director (2000 to 2013) and President (2007 to 2010) of the Board, Catholic Charities CYO; Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Trustee, The Thacher School (2002 to 2011); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991).	32	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Interested Trustee

J. Alan Reid, Jr. Year of Birth: 1962	President, Trustee	Since 2001+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (since 2001); President and Director, Forward Securities, LLC, a broker-dealer (since 2010); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to 2010); Chief Executive Officer, Sutton Place Management, an investment services company (since 2001); Vice President of Sutton Place Associates (since 2001); Chief Executive Officer, FISCOP, LLC (since 2001); Vice President, Broderick Management, LLC (since 2001); Member of ICI Board of Governors (since 2008); Director, Legato Capital Management, an investment services company (2004 to 2009); Director, FOLIOfn, Inc. (since 2002); Executive Director, Private Wealth Management, Morgan Stanley (2000 to 2001); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2000); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to 2010); Director, Ring Mountain Day School (2010 to 2013); Director, Arista Maritime Group Inc. (since 2013).	32	None

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, 16th Floor, San Francisco, CA 94111.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the Investment Company Act.
+	Messrs. Mardikian, Bowman, O’Connor and Reid have served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Messrs. Mardikian, Bowman, O’Connor and Reid served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006 and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009.

General Information Regarding the Board of Trustees

The Trust is governed by a Board of Trustees, which is responsible for major decisions relating to each Fund’s investment objective(s), policies and procedures. The Trustees also supervise the operation of the Funds by officers of the Trust. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review each Fund’s investment performance and the quality of other services provided to each Fund and its shareholders by each Fund’s investment advisor, any sub-advisors to a Fund and any affiliates of the investment advisor, including administration, distribution and shareholder servicing.

At least annually, the Trustees review and evaluate the fees and operating expenses paid by each Fund for these services and negotiate such changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (which reports directly to the Trust’s Audit Committee) and other experts as appropriate, all of whom are selected by the Independent Trustees. The Independent Trustees vote separately to approve all financial arrangements and other agreements with each Fund’s investment advisor and any affiliates of the investment advisor. The Trust’s Independent Trustees meet regularly in executive session.

Number of Board Meetings

The Board of Trustees met for four regularly-scheduled meetings and four special meetings during the fiscal year ended December 31, 2014. No incumbent Trustee attended less than 75% of the Board meetings, including committee meetings during the last fiscal year.

Trustee Compensation

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2014, there were seven Trustees, six of whom are Independent Trustees. The Funds pay each Independent Trustee a retainer fee in the amount of $35,000 per year. The Funds pay each Independent Trustee the amount of:

$12,500 for attendance in person at a regular meeting and $9,000 for attendance by telephone at a regular meeting; $5,000 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting (prior to April 1, 2014 the fee was $3,000) and $3,000 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting (prior to April 1, 2014 the fee was $2,250); and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting (prior to April 1, 2014 the fee was $1,000). The Chairman of the Board of Trustees and the Chairperson of the Audit Committee each receive a special retainer fee in the amount of $15,000 per year (prior to April 1, 2014 the fee was $10,000) and $12,500 per year (prior to April 1, 2014 the fee was $10,000), respectively. The Chairperson of the Nominating Committee receives a special retainer fee in the amount of $7,500 per year. In addition, the Independent Trustees are reimbursed for the transportation and other expenses that they incur in attending meetings. The interested Trustee does not receive any compensation from the Trust.

The Funds’ CCO is employed by Forward Management. The Funds compensate Forward Management for providing a CCO and other compliance support services to the Funds.

Compensation Received From the Funds (as of December 31, 2014)

Name and Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex(1)
J. Alan Reid, Jr. Trustee*	$0	$0	$0	$0
Haig G. Mardikian, Trustee	$131,750	$0	$0	$131,750
Donald O’Connor, Trustee	$84,000	$0	$0	$84,000
DeWitt Bowman, Trustee	$116,000	$0	$0	$116,000
Cecilia H. Herbert, Trustee	$124,750	$0	$0	$124,750
Julie Allecta, Trustee	$129,875	$0	$0	$129,875
A. John Gambs, Trustee	$117,250	$0	$0	$117,250

*	Interested
(1)	The Fund Complex consists of the Trust, which currently consists of thirty-two series.

Standing Committees

The Board of Trustees has established two standing committees in connection with their governance of the Funds: Audit and Nominating Committees.

Audit Committee

The Audit Committee consists of six members: Messes. Allecta and Herbert and Messrs. Bowman, Gambs, Mardikian, and O’Connor. Ms. Allecta is Chairperson of the Audit Committee. All members of the Audit Committee are Independent Trustees. The Board of Trustees has adopted a written charter for the Audit Committee. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Trust’s financial records and internal accounting controls and acting as the principal liaison between the Board and the Trust’s independent registered public accounting firm. During the fiscal year ended December 31, 2014 the Audit Committee convened four times.

The Audit Committee normally meets at least twice during each full fiscal year with the Trust’s treasurer and representatives of the independent auditors in a separate executive session to discuss and review various matters. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. The Board has determined that Messrs. Bowman and Gambs, who are both Independent Trustees, qualify as an “audit committee financial expert,” as defined under the SEC’s Regulation S-K, Item 407(d)(5).

Nominating Committee

The Nominating Committee consists of six members: Messes. Allecta and Herbert and Messrs. Bowman, Gambs, Mardikian, and O’Connor. Ms. Herbert is Chairperson of the Nominating Committee. All members of the Nominating Committee are Independent Trustees. The functions performed by the Nominating Committee are to approve officers and committee members and to select and nominate candidates to serve as Trustees, including considering written nominations from shareholders delivered to the Trust at its address on page one of this proxy statement. Shareholders wishing to suggest Trustee candidates to the Nominating Committee must follow the procedure and meet the requirements as set forth in the Nominating Committee Charter, which is attached hereto as Exhibit F. The Nominating Committee also reviews and determines the compensation paid by the Trust to the Independent Directors. During the fiscal year ended December 31, 2014, the Nominating Committee convened three times.

Nominating Process

The Nominating Committee is assigned the responsibility of evaluating each candidate’s potential contribution to the Trust, the Board and its committees in terms of the candidate’s experience and background and expected contribution to the Board, and the candidate’s other commitments and the impact such commitments may have to his or her service to the Trust. Among the core professional competencies and abilities that the Nominating Committee considered relevant in making its recommendations on Board appointments were each candidate’s expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including his or her investment background, accounting/finance background, academic/theoretical background, marketing perspective, technology/systems background, leadership abilities, business acumen, and other qualities that the Nominating Committee considered relevant to service on the board of a registered investment company. With respect to Ms. Allecta and Mr. Gambs, the Nominating Committee also considered their prior service as Trustees. With respect to Mr. Blaisdell, the Trustees considered Mr. Blaisdell’s experience in the investment management industry as a senior executive of financial organizations, President of Salient, and Chairman of the Board and Principal Executive Officer of Salient MF Trust, an open-end investment company advised by Salient. The Trustees also considered that upon closing of the Transaction, Mr. Blaisdell is expected to be named the Chief Executive Officer of Forward Management. With respect to Mr. Carroll, the Trustees considered his experience in overseeing financial and investment organizations as the executive of various business enterprises, including Lazarus Capital LLC and Carroll & Company Capital Management Inc. With respect to Mr. Harris, the Trustees considered his management and oversight experience as a senior officer and board member of financial and other organizations, including Vesalius Ventures. With respect to Mr. Johnson, the Nominating Committee considered Mr. Johnson’s legal background and insight and management experience as an attorney and the Managing Partner of Baker Botts LLP. With respect to Mr. Schwinger, the Nominating Committee took into account his financial and management experience as a senior executive and financial officer of financial and business enterprises, including The McNair Group. Lastly, regarding Ms. Bonding, the Trustees considered Ms. Bonding’s marketing experience and insights on financial markets as a lecturer at the University of Virginia. The Trustees also considered each of the nominee’s experience as an independent member of the board of other mutual funds and closed-end funds, including funds managed by Salient, as well as in certain instances a board member of operating companies. In addition, the Committee took into account the age distribution, diversity and impact of regulatory requirements in making its recommendations on the composition of the Board.

***

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES.

Required Vote

The election of Trustees will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds voting in person or by proxy at the Meeting.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF FORWARD FUNDS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES.

PART 5

INFORMATION ABOUT OWNERSHIP OF SHARES OF EACH FUND

Outstanding Shares and Quorum for the Meeting

405,127,956.392 shares of beneficial interest of Forward Funds were outstanding as of the record date.

These were comprised of the following:

	Number of Outstanding Shares
Forward Fund	Class A	Class B	Class C	Investor Class	Institutional Class	Advisor Class	Class Z	Total
Forward Balanced Allocation Fund	240,163.884	N/A	270,613.335	79,488.677	88,694.651	N/A	N/A	678,960.547
Forward Commodity Long/Short Strategy Fund	N/A	N/A	159,730.800	907,209.003	689,357.684	651,883.267	178,044.020	2,586,224.774
Forward Credit Analysis Long/Short Fund	555,408.248	N/A	1,171,278.727	11,491,445.141	3,782,471.270	1,141,557.738	N/A	18,142,161.124
Forward Dynamic Income Fund	375,937.789	N/A	N/A	35,442.501	1,516,799.027	N/A	N/A	1,928,179.317
Forward EM Corporate Debt Fund	N/A	N/A	235,559.350	37,717,903.902	4,800,250.791	339,919.771	N/A	43,093,633.814
Forward Emerging Markets Fund	N/A	N/A	N/A	351,366.541	739,191.213	111,767.749	N/A	1,202,325.503
Forward Equity Long/Short Fund	N/A	N/A		9,504.546	90,627.550	N/A	N/A	100,132.096
Forward Frontier Strategy Fund	N/A	N/A	N/A	1,515,157.179	9,167,827.653	164,786.228	238,624.483	11,086,395.543
Forward Global Dividend Fund	1,014,229.540	N/A	N/A	21,530.676	131,979.183	N/A	N/A	1,167,739.399
Forward Global Infrastructure Fund	722,403.582	37,644.319	269,691.084	777,841.345	603,111.562	18,030.793	N/A	2,428,722.685
Forward Growth & Income Allocation Fund	503,771.120	N/A	511,219.868	244,239.825	263,665.683	N/A	N/A	1,522,896.496
Forward Growth Allocation Fund	514,465.198	N/A	517,163.548	185,670.839	762,252.086	N/A	N/A	1,979,551.671
Forward High Yield Bond Fund	N/A	N/A	90,782.248	6,918,574.682	7,188,971.110	N/A	486,344.237	14,684,672.277
Forward Income & Growth Allocation Fund	71,902.100	N/A	121,084.231	34,800.575	75,102.399	N/A	N/A	302,889.305
Forward Income Builder Fund	130,651.686	N/A	515,486.633	156,590.333	283,412.258	N/A	N/A	1,086,140.910
Forward International Dividend Fund	554,276.575	N/A	1,205,854.730	11,598,697.922	12,348,659.688	10,182,991.347	N/A	35,890,480.262

	Number of Outstanding Shares
Forward Fund	Class A	Class B	Class C	Investor Class	Institutional Class	Advisor Class	Class Z	Total
Forward International Real Estate Fund	1,403,668.828	N/A	779,775.646	883,024.322	1,623,760.691	266,055.664	N/A	4,956,285.151
Forward International Small Companies Fund	N/A	N/A	N/A	1,730,890.774	8,350,313.043	166,113.665	N/A	10,247,317.482
Forward Investment Grade Fixed-Income Fund	N/A	N/A	N/A	2,899,234.150	103,757.306	N/A	937,516.638	3,940,508.094
Forward Multi-Strategy Fund	203,717.486	N/A	135,985.298	64,886.327	610,248.735	N/A	N/A	1,014,837.846
Forward Real Estate Fund	384,216.482	N/A	208,229.603	2,227,933.662	303,189.505	N/A	N/A	3,123,569.252
Forward Real Estate Long/Short Fund	1,050,507.809	24,691.069	545,047.666	64,186.580	392,416.903	41,075.829	N/A	2,117,925.856
Forward Select EM Dividend Fund	N/A	N/A	85,379.988	1,165,681.666	796,413.066	59,250.096	N/A	2,106,724.816
Forward Select Income Fund	28,550,412.154	254,734.344	10,917,974.661	6,278,365.777	25,179,180.166	1,854,507.272	N/A	73,035,174.374
Forward Select Opportunity Fund	585,969.196	N/A	48,219.158	39,637.479	238,319.234	N/A	N/A	912,145.067
Forward Small Cap Equity Fund	N/A	N/A	N/A	956,658.631	178,887.059	113,980.724	N/A	1,249,526.414
Forward Tactical Enhanced Fund	37,457.817	N/A	61,153.495	596,253.103	462,133.743	7,880.019	N/A	1,164,878.177
Forward Tactical Growth Fund	2,332,324.398	N/A	3,212,558.225	4,862,773.956	1,910,320.768	18,207,669.391	N/A	30,525,646.738
Forward Total MarketPlus Fund	N/A	N/A	N/A	52,419.861	360,469.384	N/A	230,413.164	643,302.409
Forward U.S. Government Money Fund	N/A	N/A	N/A	3,382,370.767	128,826,638.226	N/A	N/A	132,209,008.993

Total	39,231,483.89	317069.732	21,062,788.29	97,249,780.74	211,868,421.64	33327469.55	2070942.542	405,127,956.39

Ownership of Shares of Each Fund

Each person that, to the knowledge of the Funds, owned beneficially or of record 5% or more of the outstanding shares of any of the Funds as of December 31, 2014 is listed in Exhibit D to this proxy statement. The dollar ranges of the Funds owned beneficially by each Trustee as of December 31, 2014 are set forth below:

Independent Trustees

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Haig G. Mardikian	Forward Balanced Allocation Fund	A	E
	Forward Commodity Long/Short Strategy Fund	A	E
	Forward Core Strategy Long/Short Fund	A	E
	Forward Credit Analysis Long/Short Fund	A	E
	Forward Dynamic Income Fund	A	E
	Forward EM Corporate Debt Fund	A	E
	Forward Emerging Markets Fund	A	E
	Forward Equity Long/Short Fund	C	E
	Forward Floating NAV Short Duration Fund	A	E
	Forward Frontier Strategy Fund	A	E
	Forward Global Dividend Fund	A	E
	Forward Global Infrastructure Fund	A	E
	Forward Growth & Income Allocation Fund	A	E
	Forward Growth Allocation Fund	A	E
	Forward High Yield Bond Fund	A	E
	Forward Income & Growth Allocation Fund	A	E
	Forward Income Builder Fund	A	E
	Forward International Dividend Fund	C	E
	Forward International Real Estate Fund	A	E
	Forward International Small Companies Fund	A	E
	Forward Investment Grade Fixed-Income Fund	A	E

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
	Forward Multi-Strategy Fund	A	E
	Forward Real Estate Fund	C	E
	Forward Real Estate Long/Short Fund	A	E
	Forward Select EM Dividend Fund	A	E
	Forward Select Income Fund	A	E
	Forward Select Opportunity Fund	A	E
	Forward Small Cap Equity Fund	D	E
	Forward Tactical Enhanced Fund	A	E
	Forward Tactical Growth Fund	A	E
	Forward Total MarketPlus Fund	A	E
	Forward U.S. Government Money Fund	A	E

Donald O’Connor	Forward Balanced Allocation Fund	A	E
	Forward Commodity Long/Short Strategy Fund	A	E
	Forward Core Strategy Long/Short Fund	A	E
	Forward Credit Analysis Long/Short Fund	A	E
	Forward Dynamic Income Fund	A	E
	Forward EM Corporate Debt Fund	A	E
	Forward Emerging Markets Fund	E	E
	Forward Equity Long/Short Fund	A	E
	Forward Floating NAV Short Duration Fund	A	E
	Forward Frontier Strategy Fund	A	E
	Forward Global Dividend Fund	A	E
	Forward Global Infrastructure Fund	A	E
	Forward Growth & Income Allocation Fund	A	E
	Forward Growth Allocation Fund	A	E
	Forward High Yield Bond Fund	A	E
	Forward Income & Growth Allocation Fund	A	E
	Forward Income Builder Fund	A	E
	Forward International Dividend Fund	A	E
	Forward International Real Estate Fund	A	E
	Forward International Small Companies Fund	A	E

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
	Forward Investment Grade Fixed-Income Fund	A	E
	Forward Multi-Strategy Fund	A	E
	Forward Real Estate Fund	A	E
	Forward Real Estate Long/Short Fund	A	E
	Forward Select EM Dividend Fund	A	E
	Forward Select Income Fund	A	E
	Forward Select Opportunity Fund	A	E
	Forward Small Cap Equity Fund	E	E
	Forward Tactical Enhanced Fund	A	E
	Forward Tactical Growth Fund	A	E
	Forward Total MarketPlus Fund	A	E
	Forward U.S. Government Money Fund	A	E

DeWitt F. Bowman	Forward Balanced Allocation Fund	A	D
	Forward Commodity Long/Short Strategy Fund	A	D
	Forward Core Strategy Long/Short Fund	A	D
	Forward Credit Analysis Long/Short Fund	A	D
	Forward Dynamic Income Fund	A	D
	Forward EM Corporate Debt Fund	A	D
	Forward Emerging Markets Fund	B	D
	Forward Equity Long/Short Fund	A	D
	Forward Floating NAV Short Duration Fund	A	D
	Forward Frontier Strategy Fund	A	D
	Forward Global Dividend Fund	A	D
	Forward Global Infrastructure Fund	A	D
	Forward Growth & Income Allocation Fund	A	D
	Forward Growth Allocation Fund	A	D
	Forward High Yield Bond Fund	A	D
	Forward Income & Growth Allocation Fund	A	D
	Forward Income Builder Fund	A	D
	Forward International Dividend Fund	C	D
	Forward International Real Estate Fund	A	D

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
	Forward International Small Companies Fund	C	D
	Forward Investment Grade Fixed-Income Fund	A	D
	Forward Multi-Strategy Fund	A	D
	Forward Real Estate Fund	A	D
	Forward Real Estate Long/Short Fund	A	D
	Forward Select EM Dividend Fund	A	D
	Forward Select Income Fund	A	D
	Forward Select Opportunity Fund	A	D
	Forward Small Cap Equity Fund	A	D
	Forward Tactical Enhanced Fund	A	D
	Forward Tactical Growth Fund	A	D
	Forward Total MarketPlus Fund	A	D
	Forward U.S. Government Money Fund	A	D

Cecilia H. Herbert	Forward Balanced Allocation Fund	A	E
	Forward Commodity Long/Short Strategy Fund	A	E
	Forward Core Strategy Long/Short Fund	A	E
	Forward Credit Analysis Long/Short Fund	C	E
	Forward Dynamic Income Fund	A	E
	Forward EM Corporate Debt Fund	A	E
	Forward Emerging Markets Fund	A	E
	Forward Equity Long/Short Fund	A	E
	Forward Floating NAV Short Duration Fund	A	E
	Forward Frontier Strategy Fund	A	E
	Forward Global Dividend Fund	C	E
	Forward Global Infrastructure Fund	A	E
	Forward Growth & Income Allocation Fund	A	E
	Forward Growth Allocation Fund	A	E
	Forward High Yield Bond Fund	A	E
	Forward Income & Growth Allocation Fund	A	E
	Forward Income Builder Fund	A	E

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
	Forward International Dividend Fund	C	E
	Forward International Real Estate Fund	C	E
	Forward International Small Companies Fund	A	E
	Forward Investment Grade Fixed-Income Fund	A	E
	Forward Multi-Strategy Fund	A	E
	Forward Real Estate Fund	A	E
	Forward Real Estate Long/Short Fund	C	E
	Forward Select EM Dividend Fund	A	E
	Forward Select Income Fund	C	E
	Forward Select Opportunity Fund	A	E
	Forward Small Cap Equity Fund	A	E
	Forward Tactical Enhanced Fund	A	E
	Forward Tactical Growth Fund	A	E
	Forward Total MarketPlus Fund	A	E
	Forward U.S. Government Money Fund	A	E

Julie Allecta	Forward Balanced Allocation Fund	A	E
	Forward Commodity Long/Short Strategy Fund	E	E
	Forward Core Strategy Long/Short Fund	A	E
	Forward Credit Analysis Long/Short Fund	A	E
	Forward Dynamic Income Fund	A	E
	Forward EM Corporate Debt Fund	A	E
	Forward Emerging Markets Fund	A	E
	Forward Equity Long/Short Fund	A	E
	Forward Floating NAV Short Duration Fund	A	E
	Forward Frontier Strategy Fund	A	E
	Forward Global Dividend Fund	A	E
	Forward Global Infrastructure Fund	A	E
	Forward Growth & Income Allocation Fund	A	E
	Forward Growth Allocation Fund	A	E
	Forward High Yield Bond Fund	A	E
	Forward Income & Growth Allocation Fund	A	E
	Forward Income Builder Fund	A	E
	Forward International Dividend Fund	A	E
	Forward International Real Estate Fund	A	E

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
	Forward International Small Companies Fund	A	E
	Forward Investment Grade Fixed-Income Fund	A	E
	Forward Multi-Strategy Fund	A	E
	Forward Real Estate Fund	A	E
	Forward Real Estate Long/Short Fund	A	E
	Forward Select EM Dividend Fund	A	E
	Forward Select Income Fund	A	E
	Forward Select Opportunity Fund	A	E
	Forward Small Cap Equity Fund	A	E
	Forward Tactical Enhanced Fund	A	E
	Forward Tactical Growth Fund	A	E
	Forward Total MarketPlus Fund	A	E
	Forward U.S. Government Money Fund	A	E

A. John Gambs	Forward Balanced Allocation Fund	A	D
	Forward Commodity Long/Short Strategy Fund	A	D
	Forward Core Strategy Long/Short Fund	A	D
	Forward Credit Analysis Long/Short Fund	A	D
	Forward Dynamic Income Fund	A	D
	Forward EM Corporate Debt Fund	A	D
	Forward Emerging Markets Fund	A	D
	Forward Equity Long/Short Fund	A	D
	Forward Floating NAV Short Duration Fund	A	D
	Forward Frontier Strategy Fund	A	D
	Forward Global Dividend Fund	A	D
	Forward Global Infrastructure Fund	A	D
	Forward Growth & Income Allocation Fund	A	D
	Forward Growth Allocation Fund	A	D
	Forward High Yield Bond Fund	A	D
	Forward Income & Growth Allocation Fund	A	D
	Forward Income Builder Fund	A	D
	Forward International Dividend Fund	A	D
	Forward International Real Estate Fund	C	D

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
	Forward International Small Companies Fund	A	D
	Forward Investment Grade Fixed-Income Fund	A	D
	Forward Multi-Strategy Fund	A	D
	Forward Real Estate Fund	A	D
	Forward Real Estate Long/Short Fund	A	D
	Forward Select EM Dividend Fund	C	D
	Forward Select Income Fund	A	D
	Forward Select Opportunity Fund	A	D
	Forward Small Cap Equity Fund	A	D
	Forward Tactical Enhanced Fund	C	D
	Forward Tactical Growth Fund	A	D
	Forward Total MarketPlus Fund	C	D
	Forward U.S. Government Money Fund	A	D

Interested Trustee

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
J. Alan Reid, Jr.	Forward Balanced Allocation Fund	A	E
	Forward Commodity Long/Short Strategy Fund	D	E
	Forward Core Strategy Long/Short Fund	A	E
	Forward Credit Analysis Long/Short Fund	E	E
	Forward Dynamic Income Fund	E	E
	Forward EM Corporate Debt Fund	C	E
	Forward Emerging Markets Fund	D	E
	Forward Equity Long/Short Fund	D	E
	Forward Floating NAV Short Duration Fund	A	E

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
	Forward Frontier Strategy Fund	C	E
	Forward Global Dividend Fund	C	E
	Forward Global Infrastructure Fund	C	E
	Forward Growth & Income Allocation Fund	A	E
	Forward Growth Allocation Fund	B	E
	Forward High Yield Bond Fund	A	E
	Forward Income & Growth Allocation Fund	A	E
	Forward Income Builder Fund	C	E
	Forward International Dividend Fund	C	E
	Forward International Real Estate Fund	C	E
	Forward International Small Companies Fund	A	E
	Forward Investment Grade Fixed-Income Fund	A	E
	Forward Multi-Strategy Fund	C	E
	Forward Real Estate Fund	A	E
	Forward Real Estate Long/Short Fund	C	E
	Forward Select EM Dividend Fund	B	E
	Forward Select Income Fund	A	E
	Forward Select Opportunity Fund	C	E
	Forward Small Cap Equity Fund	C	E
	Forward Tactical Enhanced Fund	E	E
	Forward Tactical Growth Fund	D	E
	Forward Total MarketPlus Fund	A	E
	Forward U.S. Government Money Fund	C	E

*	Key to Dollar Ranges
A	None
B	$1 - $10,000
C	$10,001 - $50,000
D	$50,001 - $100,000
E	Over $100,000

To the best of the Trust’s knowledge, as of December 31, 2014, Messrs. Blaisdell, Carroll, Harris, Johnson, Powell and Schwinger and Ms. Bonding do not own any shares of the Trust.

PART 6

INFORMATION ON PROXY VOTING AND THE MEETING

Voting and Solicitation Information

Shareholders are entitled to one vote for each full share and a proportionate share of one vote for each fractional share held of a Fund on the close of business on February 27, 2015 (the “Record Date”). The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or other electronic means, will be paid by Forward Management and Salient. The Trust has also engaged D.F. King & Co., Inc. (“D.F. King”) to solicit proxies for the Meeting. D.F. King will be paid a fee of approximately $780,000 for its mailing, printing, proxy solicitation and tabulation services. The term of the agreement with D.F. King will continue until the date of the Meeting or any adjournment thereof.

Proxies, Quorum Requirement and Effect of Abstentions and Broker Non-votes

Shareholders may use the proxy card provided if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw a previously submitted proxy and vote in person. To obtain directions on how to attend the Meeting and vote in person, please call 800-361-2782.

All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described herein and will use their best judgment to vote on such other business as may properly come before the Meeting or any adjournment thereof.

Quorum.    One-third of the shares of each Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the approval of new advisory and sub-advisory agreements for each Fund. The presence at the Meeting in person or by proxy of one-third of the outstanding shares of the Trust entitled to vote with respect to Proposal 4 constitutes a quorum for the transaction of business with respect to the election of eight Trustees. In the event that, at the time any session of the Meeting for a Fund or for the Trust is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting with respect to that Fund or the Trust, as applicable, to a later date. In the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund or the Trust, as applicable, to permit further solicitation of proxies with respect to such proposal. In such a circumstance, the persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

For Proposals 1, 2 and 3, as provided under the Investment Company Act, approval of each proposed investment advisory and/or sub-advisory agreement will require the vote of a majority of the outstanding voting securities of the applicable Fund. In accordance with the Investment Company Act and as used in Proposals 1, 2 and 3, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

For Proposal 4, a plurality of all votes cast at the Meeting is sufficient for the election of Trustees, which means that the nominees receiving the highest number of votes for each Board seat will be elected.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Abstentions and broker non-votes will have the effect of a “no” vote on the proposal to approve the proposed investment advisory and sub-advisory agreements (Proposals 1, 2 & 3) because the proposals require the affirmative vote of a majority of the outstanding shares or 67% of the shares present of each Fund for approval. With regard to the election of Trustees (Proposal 4), abstentions, votes withheld and broker non-votes do not count either for or against such election.

Shareholder Proposals for and Other Information Regarding Subsequent Meetings

The Trust does not hold annual meetings. Accordingly, no anticipated date of the next shareholder meeting can be provided at this time, nor does the Trust have a policy with respect to Trustees’ attendance at shareholder meetings, although it encourages such attendance. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o 101 California Street, 16th Floor, San Francisco, California 94111. The timely submission of a proposal will not guarantee its inclusion.

Other Matters to Come Before the Meeting

No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or its Funds.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board

/s/ Robert S. Naka
Robert S. Naka
Secretary

EXHIBIT A-1

FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT

AGREEMENT, effective as of [    ], between Forward Management, LLC (“Forward Management” or the “Investment Advisor”) and Forward Funds (the “Trust”) on behalf of the series of the Trust listed on Exhibit A (the “Funds”).

WHEREAS, the Trust is a Delaware statutory trust of the series type organized under a Declaration of Trust dated May 1, 2005 (the “Declaration of Trust”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company, and the Funds are series of the Trust; and

WHEREAS, the Investment Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Investment Advisor as follows:

1.	Appointment. The Investment Advisor is hereby appointed to act as investment adviser to the Funds for the periods and on the terms set forth in this Agreement. The Investment Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.

Investment Advisory Duties. Subject to the supervision of the Trustees of the Trust, the Investment Advisor will: (a) provide a program of continuous investment management for the Funds with regard to the Funds’ investment of their assets (the “Portfolios”) in accordance with the Funds’ investment objectives, policies and limitations as stated in the Funds’ prospectus and statement of additional information included as part of the registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”), as they may be amended from time to time, copies of which shall be provided to the Investment Advisor by the Trust; (b) make investment decisions for the Funds with regard to the Portfolios, including, but not limited to, the selection and management of investment sub-advisers for the Funds, in which case any of the duties of the Investment Advisor set forth herein may be delegated to such investment sub-advisers subject to approval by the Board of Trustees; (c) if investment sub-advisers are appointed with respect to the Funds, monitor and evaluate the performance of the investment sub-advisers under their respective sub-advisory agreements in light of the investment objectives and policies of the respective Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisers as the Investment Advisor may deem appropriate; (d) place orders to purchase and sell investments in the Portfolios for the Funds; and (e) provide office space, secretarial and clerical services and wire and telephone services necessary to provide the investment advisory duties set forth in this Section 2.

In performing its investment management services to the Funds under the terms of this Agreement, the Investment Advisor will provide the Funds with ongoing investment guidance and policy direction.

The Investment Advisor further agrees that, in performing its duties hereunder, it will: (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board of Trustees; (b) use reasonable efforts to manage the Portfolios so that the Funds will qualify, and continue to qualify, as regulated investment companies under Subchapter M of the Code and regulations issued thereunder; (c) place orders pursuant to its investment determinations for the Funds in accordance with applicable policies expressed in the Funds’ Prospectus and/or Statement of Additional Information, established through written guidelines determined by the Trust and provided to the Investment Advisor, and in accordance with applicable legal requirements; (d) furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Portfolios. In addition, the Investment Advisor will keep the Trust and the Trustees informed of developments materially affecting the Portfolios and shall, on the Investment Advisor’s own initiative, furnish to the Trust from time to time whatever information the Investment Advisor believes appropriate for this purpose; (e) make available to the Trust’s administrator (the “Administrator”), and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Portfolios as may be required to assist the Administrator and the Trust in their compliance with applicable laws and regulations. The Investment Advisor will furnish the Trustees with such periodic and special reports regarding the Funds as they may reasonably request; (f) meet quarterly with the Trust’s Board of Trustees to explain its investment management activities, and any reports related to the Portfolios as may reasonably be requested by the Trust; (g) immediately notify the Trust in the event that the Investment Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Investment Advisor from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Investment Advisor further agrees to notify the Trust immediately of any material fact known to the Investment Advisor respecting or relating to the Investment Advisor that is not contained in the Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect; and (h) in making investment decisions for the Portfolios, use no material non-public information that may be in its possession or in the possession of any of its affiliates, nor will the Investment Advisor seek to obtain any such information.

3.	Investment Guidelines. The Trust shall supply the Investment Advisor with such information as the Investment Advisor shall reasonably require concerning the Funds’ investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Portfolios.

4.	Portfolio Transactions. The Investment Advisor is responsible for decisions to buy and sell securities and other investments for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Investment Advisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the Registration Statement, or other factors that may be specified by the Board. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Investment Advisor in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or other applicable law, the Investment Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Investment Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Investment Advisor’s overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Investment Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to the Investment Advisor if it is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”), to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Fund, the Investment Advisor or an affiliate of the Investment Advisor. Such allocation shall be in such amounts and proportions as the Investment Advisor shall determine consistent with the above standards, and the Investment Advisor will report on said allocation regularly to the Board if and as required under applicable law or regulation, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.	Compensation. For its investment advisory services specified in Section 2 of this Agreement, the Trust agrees to pay annual fees to the Investment Advisor equal to the amounts listed opposite the respective Fund on Exhibit A.

(a)	Advisory fees shall be computed and accrued daily and paid monthly based on the average daily net asset value of shares of the Funds as determined according to the manner provided in the then-current prospectus of the Funds.

(b)	Performance fees, if any, shall be computed and accrued daily and paid monthly based on the performance of the Funds as defined and determined according to the manner provided in the then-current prospectus of the Funds.

(c)	The Investment Advisor shall be responsible for compensating any investment sub-advisers employed by the Funds listed on Exhibit A.

6.

Fees and Expenses. The Investment Advisor shall not be required to pay any expenses of the Funds other than those specifically allocated to the Investment Advisor in this Agreement. In particular, but without limiting the generality of the foregoing, the Investment Advisor shall not be responsible for the following expenses of the Funds: organization and certain offering expenses of the Funds (including out-of-pocket expenses, but not including the Investment Advisor’s overhead and employee costs in providing the services specified in Section 2 of this Agreement); fees payable to the Investment Advisor and to any other of the Funds’ advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust’s officers and employees; fees and expenses of the Funds’ Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Funds; expenses of establishing, or implementing the Funds’ compliance program; expenses, salaries, or other costs of any officers of the Funds, including, but not limited to any officers of the Funds who may also be officers, employees, or other affiliates of the Investment Advisor; payments to the Administrator for maintaining the Funds’ financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Funds; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Funds for sale; freight, insurance and other charges in connection with the shipment of the Funds’ portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Funds, or of entering into other transactions or engaging in any investment practices with respect to the Funds; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of stationery or other office supplies; any litigation expenses; costs of shareholders’ and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Funds’ businesses) of officers, trustees and employees of the Trust with respect to matters concerning the Funds (including officers, trustees or employees of the Funds who are “interested persons” of the Investment Advisor) as may be agreed upon between the Trust and the Investment Advisor.

Notwithstanding anything herein to the contrary, the Investment Advisor may, if requested: (a) furnish to the Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the Funds, provided that the Investment Advisor may be compensated for providing such services as agreed to between the Investment Advisor and the Trust from time to time pursuant to a support services or similar agreement; (b) provide the services of its officers or employees as officers or administrative executives of the Funds (including but not limited to the Chief Compliance Officer of the Funds and any compliance staff) and the services of any Trustees of the Trust who are “interested persons” of the Trust or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations, provided that, other than with respect to the services specified in Section 2 of this Agreement, the Investment Advisor may be compensated for providing such services as agreed to between the Investment Advisor and the Trust from time to time pursuant to a support services or similar agreement; and (c) provide office space, secretarial and clerical services and wire and telephone services, and monitor and review Trust contracted services and expenditures pursuant to the distribution plans of the Funds, provided that the Investment Advisor may be compensated for providing such services as agreed to between the Investment Advisor and the Trust from time to time pursuant to a support services or similar agreement.

7.	Books and Records. The Investment Advisor agrees to maintain such books and records with respect to its services to the Funds as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Investment Advisor also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request. The Investment Advisor further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Funds are being conducted in accordance with applicable laws and regulations.

8.

Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Funds are adhered to, the Trust agrees that the Investment Advisor may aggregate sales and purchase orders of securities held in the Funds with similar orders being made simultaneously for other accounts managed by the Investment Advisor or with accounts of the affiliates of the Investment Advisor, if in the Investment Advisor’s reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Trust acknowledges that the determination of such economic benefit to the Funds by the Investment Advisor represents the Investment Advisor’s evaluation that the Funds are benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

9.	Liability. The Investment Advisor shall not be liable to the Trust for the acts or omissions of any other fiduciary or other person respecting the funds or for anything done or omitted by the Investment Advisor under the terms of this Agreement if the Investment Advisor shall have acted in good faith and shall have exercised the degree of prudence, competence and expertise customarily exhibited by managers of institutional portfolios. Nothing in this Agreement shall in any way constitute a waiver or limitation of any rights which may not be so limited or waived in accordance with applicable law.

10.	Services Not Exclusive. It is understood that the services of the Investment Advisor are not exclusive, and that nothing in this Agreement shall prevent the Investment Advisor from providing similar services to other investment companies or to other series of investment companies, including the Trust (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Investment Advisor’s ability to meet its obligations to the Funds hereunder. When the Investment Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Investment Advisor recommends the purchase or sale of the same security for the Funds, it is understood that in light of its fiduciary duty to the Funds, such transactions will be executed on a basis that is fair and equitable to the Funds. If the Investment Advisor provides any advice to its clients concerning the shares of the Funds, the Investment Advisor shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Funds.

11.

Duration and Termination. This Agreement shall continue with respect to each of the Funds, until [    ], and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees; or (b) a vote of a “majority” (as defined in the 1940 Act) of a Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty with respect to a Fund upon the vote of a majority of the Trustees or by vote of the majority of that Fund’s outstanding voting securities, upon sixty (60) days’ written notice to the Investment Advisor; or (b) by the Investment Advisor at any time without penalty, upon sixty (60) days’ written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any termination of this Agreement will be without prejudice to the completion of transactions already initiated by the Investment Advisor on behalf of the Funds at the time of such termination. The Investment Advisor shall take all steps reasonably necessary after such termination to complete any such transactions and is hereby authorized to take such steps.

12.	Amendments. This Agreement may be amended at any time but only by the mutual agreement of the parties, and consistent with the requirements of the 1940 Act.

13.	Proxies. Unless the Trust gives written instructions to the contrary, the Investment Advisor shall vote all proxies solicited by or with respect to the issuers of securities in the Portfolios. The Investment Advisor shall maintain a record of how the Investment Advisor voted and such record shall be available to the Trust upon its request. The Investment Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Funds’ shareholders.

14.	Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended, at the address stated below, or shall be sent to such party by prepaid first class mail or facsimile.

If to the Trust:

Forward Funds

101 California Street, 16th Floor

San Francisco, CA 94111

If to the Investment Advisor:

Forward Management, LLC

101 California Street, 16th Floor

San Francisco, CA 94111

15.	Confidential Information. The Investment Advisor shall maintain the strictest confidence regarding the business affairs of the Funds. Written reports furnished by the Investment Advisor to the Trust shall be treated by the Trust and the Investment Advisor as confidential and for the exclusive use and benefit of the Trust except as disclosure may be required by applicable law.

16.

Use of Names. It is understood that the names “Forward Funds” and “Forward Management,” or any derivative thereof or logo associated with those names are the valuable property of the Investment Advisor and its affiliates, and that the Fund and/or the Fund have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Fund and/or

Fund. Upon termination of this Agreement, the Fund (or Fund) shall forthwith cease to use such names (or derivatives or logos) and, in the case of the Fund, shall promptly amend its Declaration of Trust to change its name (if such name is included therein) and remove Forward Funds logos.

17.	Trust Obligation. A copy of the Trust’s Declaration of Trust, as amended, is on file with the State of Delaware and notice is hereby given that this Agreement has been executed on behalf of the Trust by a Trustee or officer of the Trust in his or her capacity as such and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the Trust and shall not be binding upon any trustee, officer or shareholder of the Trust individually. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Fund shall be enforceable against the assets and property of that Fund only, and not against the assets or property of any other series of the Trust, or against any of the Trustees, officers, employees or shareholders of the Trust individually.

18.	Miscellaneous.

(a)	This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b)	Concurrently with the execution of this Agreement, the Investment Advisor is delivering to the Trust a copy of Part II of its Form ADV, as revised, on file with the Securities and Exchange Commission. The Trust hereby acknowledges receipt of such copy.

(c)	The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)	If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(e)	Nothing herein shall be construed as constituting the Investment Advisor as an agent of the Trust or the Funds.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of [    ].

FORWARD FUNDS

By:
Name: [ ]
Title: [ ]

FORWARD MANAGEMENT, LLC
By:
Name: [ ]
Title: [ ]

EXHIBIT A TO INVESTMENT MANAGEMENT AGREEMENT

Fund	Advisory Fee

Forward Balanced Allocation Fund	0.10%

Forward Commodity Long/Short Strategy Fund	1.00%

Forward Core Strategy Long/Short Fund	1.00%

Forward Credit Analysis Long/Short Fund	1.00%

Forward Dynamic Income Fund	0.80%

Forward EM Corporate Debt Fund	0.70% up to and including $500 million
0.64% over $500 million up to and including $1 billion
0.58% over $1 billion up to and including $5 billion
0.52% over $5 billion

Forward Emerging Markets Fund	1.05%

Forward Equity Long/Short Fund	1.25%

Forward Floating NAV Short Duration Fund	0.35%

Forward Frontier Strategy Fund	0.85%

Forward Global Dividend Fund	0.80% up to and including $500 million
0.725% over $500 million up to and including $1 billion
0.675% over $1 billion

Forward Global Infrastructure Fund	0.90%

Forward Growth & Income Allocation Fund	0.10%

Forward Growth Allocation Fund	0.10%

Forward High Yield Bond Fund	0.25%

Forward Income & Growth Allocation Fund	0.10%

Forward Income Builder Fund	0.10%

Forward International Dividend Fund	0.85% up to and including $250 million
0.75% over $250 million up to and including $1 billion
0.65% over $1 billion

Fund	Advisory Fee

Forward International Real Estate Fund	1.00%

Forward International Small Companies Fund	1.00% up to and including $500 million
0.975% over $500 million up to and including $1 billion
0.95% over $1 billion

Forward Investment Grade Fixed Income Fund	0.25%

Forward Multi-Strategy Fund	0.10%

Forward Real Estate Fund	0.85% up to and including $100 million

0.80% over $100 million up to and including $500 million
0.70% over $500 million

Forward Real Estate Long/Short Fund	1.00%

Forward Select EM Dividend Fund	1.10%

Forward Select Income Fund	1.00%

Forward Select Opportunity Fund	1.00%

Forward Small Cap Equity Fund	0.85%

Forward Tactical Enhanced Fund	1.15%

Forward Tactical Growth Fund	1.15% up to and including $1 billion 1.05% over $1 billion

Forward Total MarketPlus Fund	0.50%

Forward U.S. Government Money Fund	0.08%

EXHIBIT A-2

FORM OF PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) effective as of [    ], is by and among [    ] (the “Sub-Advisor”), Forward Funds (the “Trust”), on behalf of the Forward International Fixed Income Fund, a series of the Trust (the “Fund”), and Forward Management, LLC (the “Advisor”).

WHEREAS, the Trust is a Delaware statutory trust of the series type organized under an Amended and Restated Declaration of Trust dated as of June 9, 2005, as amended, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company, and the Fund is a series of the Trust; and

WHEREAS, the Advisor has been retained by the Trust to provide investment advisory services to the Fund with regard to the Fund’s investments, as further described in the Trust’s registration statement on Form N-1A (the “Registration Statement”) and pursuant to an Investment Management Agreement dated as of [    ] (“Investment Management Agreement”); and

WHEREAS, the Trust’s Board of Trustees (the “Trustees”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, and the Fund’s shareholders to the extent required under applicable law and regulation have approved the appointment of the Sub-Advisor to perform certain investment advisory services for the Trust, on behalf of the Fund, pursuant to this Agreement and as described in the Registration Statement, and the Sub-Advisor is willing to perform such services for the Fund; and

WHEREAS, the Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Advisor, the Trust and the Sub-Advisor as follows:

1.	Appointment. The Trust and the Advisor hereby appoint the Sub-Advisor to perform advisory services for the Fund for the periods and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.	Investment Advisory Duties. Subject to the supervision of the Trustees and the Advisor, the Sub-Advisor will, in coordination with the Advisor as described below: (a) provide a program of continuous investment management for the Fund; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information as provided to the Sub-Advisor by the Advisor, as they may be amended from time to time; provided, that the Advisor shall provide the Sub-Advisor reasonable advance notice of any change to such investment objectives, policies and limitations.

The Sub-Advisor further agrees that, in performing its duties hereunder, it will:

(a)	with regard to its activities under this Agreement, use reasonable efforts to comply in all material respects with the applicable provisions of the 1940 Act, the Advisers Act, and all applicable rules and regulations thereunder, the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, and with the Fund’s Prospectus and Statement of Additional Information and any applicable procedures adopted by the Trustees, as they may be amended from time to time, provided that written copies of such procedures and amendments thereto are provided to the Sub-Advisor by the Advisor;

(b)	use reasonable efforts to manage the Fund’s assets in a manner that will not impair its qualification as a regulated investment company under Subchapter M of the Code and regulations issued thereunder; provided, however, the Sub-Advisor shall not be responsible for the tax effect of any decisions made by or any actions taken by any person other than the Sub-Advisor;

(c)	place orders pursuant to its investment determinations for the Fund, in accordance with applicable policies expressed in the Fund’s Prospectus and/or Statement of Additional Information or otherwise established through written guidelines established by the Fund and provided to the Sub-Advisor by the Advisor, including without limitation, Section 4 hereof;

(d)	furnish to the Trust and the Advisor whatever statistical information the Trust or the Advisor may reasonably request with respect to the Fund’s assets or investments. In addition, the Sub-Advisor will keep the Trust, the Advisor and the Trustees informed of developments that the Sub-Advisor reasonably believes will materially affect the Fund’s portfolio, and shall, on the Sub-Advisor’s own initiative, furnish to the Trust from time to time whatever information the Sub-Advisor believes appropriate for this purpose;

(e)	make available to the Fund’s administrator (the “Administrator”), the Advisor and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may reasonably be required to assist the Advisor, the Administrator and the Trust in their compliance with applicable laws and regulations. The Sub-Advisor will furnish the Trustees, the Administrator, the Advisor and the Trust with such periodic and special reports regarding the Fund as they may reasonably request;

(f)	meet periodically with the Advisor and the Trustees, in person or by teleconference, to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Advisor and/or the Trust;

(g)	immediately notify the Advisor, in writing, of the receipt of any notice of a class action proceeding related to the Fund or any other action or proceeding in which the Advisor or the Fund may be entitled to participate as a result of the Fund’s securities holdings. The Sub-Advisor shall have no responsibility for filing claims on behalf of the Advisor or the Trust with respect to any such actions. The Sub-Advisor’s responsibility with respect to such matters shall be to comply with the foregoing notification obligations and to cooperate with the Advisor and the Trust in making such filings, which shall include providing any relevant information regarding the Fund’s securities holdings to the Advisor;

(h)	provide assistance to the Advisor, custodian or recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Fund’s valuation procedures and/or Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Advisor, custodian or recordkeeping agent seeks assistance from the Sub-Advisor or identifies for review by the Sub-Advisor. This assistance includes (but is not limited to): (i) designating an employee of the Sub-Advisor for consultation when the Trustees convene; (ii) notifying the Advisor in the event the Sub-Advisor determines, with respect to a security that is held both by the Fund and by another account managed by the Sub-Advisor, to price the security pursuant to such other account’s policies and procedures for determining the fair value of a security; (iii) obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Fund, upon the request of the Advisor; (iv) verifying pricing and providing fair valuations or recommendations for fair valuation in accordance with the Fund’s valuation procedures, as they may be amended from time to time; and (v) maintaining adequate records and written backup information with respect to the securities valuation services provided hereunder, and providing such information to the Advisor upon request;

(i)	assist the Advisor, the Fund, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and obligations of, the Sub-Advisor hereunder. Specifically, and without limitation to the foregoing, the Sub-Advisor agrees to provide certifications to the principal executive and financial officers of the Fund that correspond to the drafting and/or filing of the Fund’s Form N-CSRs, N-Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Advisor shall reasonably request or as in accordance with procedures adopted by the Trust;

(j)	assist the Fund, and accordingly, the Trust’s Chief Compliance Officer (“CCO”) in complying with Rule 38a-1 under the 1940 Act. Specifically, the Sub-Advisor represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Sub-Advisor’s compliance program, which access shall include on-site visits with the Sub-Advisor as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Sub-Advisor agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Sub-Advisor’s compliance program;

(k)	provide assistance as may be reasonably requested by the Advisor in connection with compliance by the Fund with any current or future legal and regulatory requirements related to the services provided by the Sub-Advisor hereunder;

(l)	immediately notify the Advisor and the Trust to the extent required by applicable law in the event that the Sub-Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Advisor from serving as an investment advisor pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission (“SEC”) or other regulatory authority. The Sub-Advisor further agrees to notify the Trust and the Advisor immediately of any material fact known to the Sub-Advisor respecting or relating to the Sub-Advisor that would make any written information previously provided to the Advisor or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect;

(m)	immediately notify the Advisor and the Trust if the Sub-Advisor suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality;

(n)	use no material non-public information that may be in its possession in making investment decisions for the Fund, nor seek to obtain any such information;

(o)	use its best judgment and efforts in rendering the advice and services contemplated by this Agreement; and

(p)	not consult with the sub-advisor of the portion of the Fund not managed by the Sub-Advisor, if applicable, or with any sub-advisor to any registered investment company or portfolio or series thereof under common control with the Fund, concerning transactions for the Fund in securities or other assets. Further, where the Sub-Advisor is one of multiple money managers managing a Fund, the Sub-Advisor’s responsibility to providing investment advice is limited to providing investment advice with respect to its discrete portion of the Fund’s portfolio.

3.	Investment Authority. The Sub-Advisor’s investment authority shall include, to the extent permitted under Section 2 hereof, the authority to purchase and sell securities, and cover open positions, and generally to deal in securities, swaps (including but not limited to interest rate swaps and credit default swaps), financial futures contracts and options thereon, currency transactions, and other derivatives and investment instruments and techniques as may be permitted for use by the Fund and consistent with the Registration Statement.

The Sub-Advisor may: (i) open and maintain brokerage accounts for financial futures and options and securities (such accounts hereinafter referred to as “Brokerage Accounts”) on behalf of and in the name of the Fund; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers. The Sub-Advisor may, using such of the securities and other property in the Brokerage Accounts as the Sub-Advisor deems necessary or desirable, direct the custodian to deposit on behalf of the Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Advisor deems desirable or appropriate.

4.	Investment Guidelines. In addition to the information to be provided to the Sub-Advisor under Section 2 hereof, the Trust or the Advisor shall supply the Sub-Advisor with such other information as the Sub-Advisor shall reasonably request concerning the Fund’s investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Fund’s investments.

5.	Representations, Warranties and Covenants of the Trust, Advisor and Sub-Advisor. The Trust represents and warrants to the Sub-Advisor that: (i) the retention of the Sub-Advisor as contemplated by this Agreement is authorized by the respective governing documents of the Fund; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which either the Fund or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Fund and when executed and delivered by the Advisor, on behalf of the Fund (and assuming due execution and delivery by the Sub-Advisor), will be the legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Advisor represents and warrants to the Sub-Advisor that: (i) the execution, delivery and performance of this Agreement does not violate any obligation by which it or its property is bound, whether arising by contract, operation of law or otherwise; and (ii) this Agreement has been duly authorized by appropriate action of the Advisor and when executed and delivered by the Advisor (and assuming due execution and delivery by the Sub-Advisor) will be the legal, valid and binding obligation of the Advisor, enforceable against the Advisor in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Sub-Advisor represents and warrants to the Advisor and the Trust that: (i) it is authorized to perform the services hereunder; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Advisor or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Advisor and when executed and delivered by the Sub-Advisor (and assuming due execution and delivery by the Advisor and the Trust) will be the legal, valid and binding obligation of the Sub-Advisor, enforceable against the Sub-Advisor in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) it is registered as an investment advisor with the SEC; and (v) it is not barred by operation of law, or any rule, or order of the SEC or any other regulatory body from acting as an investment advisor.

6.

Use of Securities Brokers and Dealers. In placing purchase and sale orders for the Fund with brokers or dealers, the Sub-Advisor will attempt to obtain “best execution” of such orders. “Best execution” shall mean prompt and reliable execution at the most favorable terms of execution, taking into account price, speed and efficiency of execution, other factors that may be deemed relevant by the Sub-Advisor, and the other provisions hereinafter set forth. Whenever the Sub-Advisor places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Fund, in selecting brokers or dealers to execute such orders, the Sub-Advisor is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance the Sub-Advisor’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Advisor may negotiate with and assign to a broker a commission that may exceed the commission that another broker would have charged for effecting the transaction if the Sub-Advisor determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund’s or the Sub-Advisor’s overall responsibilities to the Sub-Advisor’s discretionary accounts (the “Section 28(e) Actions”); provided, however, that Sub-Advisor’s ability to engage in Section 28(e) Actions shall be subject to review by the Trustees from time to time, and if such Trustees reasonably determine that the Fund does not benefit, directly or indirectly, from such Section 28(e) Actions, the Sub-Advisor shall be prohibited from engaging in the same.

Unless otherwise directed by the Trust or the Advisor in writing, the Sub-Advisor may utilize the service of whatever securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution, and so long as the Sub-Advisor complies with the “best execution” practices described above and applicable law and regulation.

7.	Compensation. For services specified in this Agreement, the Advisor agrees to pay a fee to the Sub-Advisor (the “Fee”) for the Fund assets managed by the Sub-Advisor as may be identified by the Advisor from time to time, calculated as set forth in Exhibit A attached hereto and incorporated by reference herein.

The Fee shall be computed and accrued daily and paid monthly in arrears within 30 days after the end of each month, based on the average daily net asset value of the Fund as determined according to the manner provided in the then-current prospectus of the Fund.

The Advisor shall provide to the Sub-Advisor, promptly following request therefor, all information reasonably requested by the Sub-Advisor to support the calculation of the Fee and shall permit the Sub-Advisor or its agents, upon reasonable notice and at reasonable times and at Sub-Advisor’s cost, to inspect the books and records of the Fund pertaining to such calculation.

8.	Expenses. The Sub-Advisor will not be required to pay any expenses of the Fund except as expressly set forth in this Section 8. The Sub-Advisor will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by the Sub-Advisor in the performance of its duties hereunder.

9.

Books and Records. The Sub-Advisor agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and to preserve such records for the periods and in the manner required by that Section, and those rules. The Sub-Advisor also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act with respect to the Fund are the property of the Trust and will be surrendered promptly to the Trust upon its request, except that the Sub-Advisor may retain copies of such documents as may be required by law. The Sub-Advisor further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations. Each party shall make available to the others, upon reasonable request, copies of any books, records, and other relevant information that enables the requesting party to comply with its obligations under applicable federal or state rules or regulations, including Rule 38a-1 of the 1940 Act and Rule 206(4)-7 of the Advisers Act, that arise as a result of the Agreement. Each party shall cooperate fully to assist the others with any review or audit conducted by another party or a third party designated by another party, for the limited purpose of ensuring compliance with obligations under applicable federal or state laws that the parties become subject to as a result of the Agreement.

10.	Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Fund as provided to the Sub-Advisor in accordance with this Agreement are adhered to, the Fund agrees that the Sub-Advisor may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Advisor or with accounts of the affiliates of the Sub-Advisor, if in the Sub-Advisor’s reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Fund acknowledges that the determination of such economic benefit to the Fund by the Sub-Advisor represents the Sub-Advisor’s evaluation that the Fund may be benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

11.	Liability. Neither the Sub-Advisor nor its officers, directors, employees, affiliates, agents or controlling persons shall be liable to the Trust, the Fund, its shareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other fiduciary and/or other person with respect to the Fund.

Neither the Sub-Advisor nor its officers, directors, employees, affiliates, agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law (whether or not deemed a breach of this Agreement) and/or for any loss suffered by the Trust, the Fund, its shareholders and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Advisor against any liability to the Trust, the Fund and/or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

The Trust, on behalf of the Fund, hereby agrees to indemnify and hold harmless the Sub-Advisor, its directors, officers, employees, affiliates, agents and controlling persons (collectively, the “Indemnified Parties”) against any and all losses, claims damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Trust or the Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, the Advisers Act, or other federal or state statutory law or regulation, at common law or otherwise. It is understood, however, that nothing in this paragraph 13 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Trust, the Fund or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement.

12.	Services Not Exclusive. The services of the Sub-Advisor are not exclusive, and nothing in this Agreement shall prevent the Sub-Advisor from providing similar services to other investment advisory clients, including but not by way of limitation, investment companies or to other series of investment companies, including the Trust, or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Advisor’s ability to meet its obligations to the Fund hereunder. When the Sub-Advisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Advisor recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Advisor nor any of its directors, officers or employees shall act as a principal. If the Sub-Advisor provides any advice to its clients concerning the shares of the Fund, the Sub-Advisor shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

The Sub-Advisor provides investment advisory services to numerous other investment advisory clients, including but not limited to other funds, and may give advice and take action which may differ from the timing or nature of action taken by the Sub-Advisor with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Advisor any obligations other than those imposed by law to purchase, sell or recommend for purchase or sale, with respect to the Fund, any security which the Sub-Advisor, or the shareholders, officers, directors, employees or affiliates may purchase or sell for their own account or for the account of any client.

13.

Materials. Each of the Advisor, the Trust and the Fund shall not make any representations regarding the Sub-Advisor or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials without prior written consent of the Sub-Advisor, which consent shall not be unreasonably withheld. If the Sub-Advisor has not notified the Advisor of its disapproval of sample materials within twenty (20) days after its receipt thereof, such materials shall be deemed approved. The Sub-Advisor will be provided with any

Registration Statements containing references or information with respect to the Sub-Advisor prior to the filing of same with any regulatory authority and shall be afforded the opportunity to comment thereon.

14.	Duration and Termination. This Agreement shall continue until [ ], and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund’s outstanding voting securities, upon sixty (60) days’ written notice to the Sub-Advisor; (b) by the Advisor at any time without penalty, upon sixty (60) days’ written notice to the Sub-Advisor; or (c) by the Sub-Advisor at any time without penalty, upon sixty (60) days ‘ written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Agreement will terminate immediately upon written notification from the Advisor or the Trust if the Investment Management Agreement terminates with respect to the Fund.

15.	Amendments. This Agreement may be amended at any time, but only by the mutual written agreement of the parties.

16.	Proxies. Unless the Trust gives written instructions to the contrary, the Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund. The Sub-Advisor shall maintain a record of how the Sub-Advisor voted and such record shall be available to the Trust upon its request. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund’s shareholders. The Sub-Advisor may delegate proxy voting to a third-party company provided, however, that the Sub-Advisor remains liable for the proxy voting.

17.	Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended or shall be sent to such party by prepaid first class mail or facsimile, at the address or number stated below.

If to the Trust:

[    ]

Forward Funds

101 California Street, 16th Floor

San Francisco, CA 94111

Facsimile: (415) 982-2566

If to the Sub-Advisor:

[    ]

[    ]

[    ]

[    ]

[    ]

If to the Advisor:

[    ]

Forward Management, LLC

101 California Street, 16th Floor

San Francisco, CA 94111

Facsimile: (415) 982-2566

18.	Confidential Information. Any information supplied by the Trust, the Fund or the Advisor, which is not otherwise in the public domain, in connection with the Fund or the Advisor is to be regarded as confidential and for use only by the Sub-Advisor and/or its agents, and only in connection with the Sub-Advisor’s services under this Agreement. Any information supplied by the Sub-Advisor, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments. Any party in receipt of confidential information shall use reasonable precautions (substantially identical to those used in safeguarding of its own confidential information) that its directors, officers, employees and advisors abide by these confidentiality provisions.

19.	Miscellaneous.

(a)	Governing Law. This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b)	Delivery of Form ADV. Concurrently with the execution of this Agreement, the Sub-Advisor is delivering to the Advisor and the Trust a copy of Part II of its Form ADV, as revised. The Advisor and the Trust hereby acknowledge receipt of such copy.

(c)	Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(e)	Agency Relationship. Nothing herein shall be construed as constituting the Sub-Advisor as an agent of the Trust or the Fund, except as otherwise contemplated herein.

(f)	Prior Agreement. This Agreement supersedes any prior agreement relating to the subject matter hereof among the parties.

(g)	Counterparts. This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts and by facsimile signature, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

(h)	Limited Liability of the Trust. The Sub-Advisor agrees that the Trust’s obligations under this Agreement shall be limited to the Fund and its assets, and that the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Trustee, officer, employee or agent of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the effective date above written.

FORWARD FUNDS

By:
Name:	[ ]
Title:	[ ]

[ ]
By:
Name:	[ ]
Title:	[ ]

FORWARD MANAGEMENT, LLC
By:
Name:	[ ]
Title:	[ ]

EXHIBIT A

Pursuant to paragraph 7 of the Agreement, the Advisor will pay to the Sub-Advisor as compensation for the Sub-Advisor’s services rendered, a Fee, computed and accrued daily and paid monthly in arrears at the annual rate of [    ]% of the average daily net assets of the Fund managed by the Sub-Advisor.

EXHIBIT B-1

INVESTMENT ADVISORY FEES

	For the Fiscal Year Ended December 31, 2014				Most Recent Date of Shareholder Approval of Existing Advisory Agreement and Purpose of Submission to Shareholders
Fund	Gross Advisory Fees Paid to Forward Management	Advisory Fees Waived by Forward Management	Net Advisory Fees Paid to Forward Management	Net Assets
Forward Balanced Allocation Fund	$19,739	(19,739)	$0	11,347,909	August 19, 2008, Shareholder Approval of Fund Reorganization

Forward Commodity Long/Short Strategy Fund	$1,054,234	0	$1,054,234	60,003,378	December 28, 2010, Initial Approval

Forward Credit Analysis Long/Short Fund	$1,077,864	(28,652)	$1,049,212	102,081,009	December 28, 2007, Shareholder Approval of Increase in Advisory Fees

Forward Dynamic Income Fund	$76,397	(61,165)	$15,232	38,649,700	July 30, 2013, Initial Approval

Forward EM Corporate Debt Fund	$2,597,719	(25,830)	$2,571,889	393,393,319	October 5, 2007, Initial Approval

Forward Emerging Markets Fund	$150,835	(101,820)	$49,015	11,232,894	June 24, 2005, Initial Approval

	For the Fiscal Year Ended December 31, 2014				Most Recent Date of Shareholder Approval of Existing Advisory Agreement and Purpose of Submission to Shareholders
Fund	Gross Advisory Fees Paid to Forward Management	Advisory Fees Waived by Forward Management	Net Advisory Fees Paid to Forward Management	Net Assets
Forward Equity Long/Short Fund	$61,043	(81,394)	$(20,351)	2,627,985	December 29, 2011, Initial Approval

Forward Frontier Strategy Fund	$1,258,797	(316,879)	$941,918	108,320,863	December 30, 2008, Initial Approval

Forward Global Dividend Fund	$135,805	(110,870)	$24,935	13,812,155	October 30, 2006, Initial Approval

Forward Global Infrastructure Fund	$867,079	0	$867,079	97,071,496	June 11, 2009, Initial Approval

Forward Growth & Income Allocation Fund	$29,103	$(29,103)	$0	$23,853,611	August 19, 2008, Shareholder Approval of Fund Reorganization

Forward Growth Allocation Fund	$36,605	$(36,605)	$0	$29,506,624	August 19, 2008, Shareholder Approval of Fund Reorganization

Forward High Yield Bond Fund	$319,155	$0	$319,155	$123,900,881	August 19, 2008, Shareholder Approval of Fund Reorganization

Forward Income & Growth Allocation Fund	$9,538	$(9,538)	$0	$3,800,182	August 19, 2008, Shareholder Approval of Fund Reorganization

	For the Fiscal Year Ended December 31, 2014				Most Recent Date of Shareholder Approval of Existing Advisory Agreement and Purpose of Submission to Shareholders
Fund	Gross Advisory Fees Paid to Forward Management	Advisory Fees Waived by Forward Management	Net Advisory Fees Paid to Forward Management	Net Assets
Forward Income Builder Fund	$18,029	$(37,188)	$(19,159)	$16,428,099	August 19, 2008, Shareholder Approval of Fund Reorganization

Forward International Dividend Fund	$2,569,144	$(326,256)	$2,242,888	$312,772,397	June 24, 2005, Initial Approval

Forward International Real Estate Fund	$1,051,189	$(14,579)	$1,036,610	$81,669,796	June 11, 2009, Initial Approval

Forward International Small Companies Fund	$1,979,297	$(46,301)	$1,932,996	$163,572,690	June 24, 2005, Initial Approval

Forward Investment Grade Fixed-Income Fund	$47,510	$(21,397)	$26,113	$12,443,162	August 19, 2008, Shareholder Approval of Fund Reorganization

Forward Multi-Strategy Fund	$17,849	$(30,531)	$(12,682)	$15,330,855	August 19, 2008, Shareholder Approval of Fund Reorganization

Forward Real Estate Fund	$758,428	$0	$758,428	$92,615,079	June 11, 2009, Initial Approval

	For the Fiscal Year Ended December 31, 2014				Most Recent Date of Shareholder Approval of Existing Advisory Agreement and Purpose of Submission to Shareholders
Fund	Gross Advisory Fees Paid to Forward Management	Advisory Fees Waived by Forward Management	Net Advisory Fees Paid to Forward Management	Net Assets
Forward Real Estate Long/Short Fund	$712,081	$0	$712,081	$71,721,073	June 11, 2009, Initial Approval

Forward Select EM Dividend Fund	$955,619	$(115,393)	$840,226	$49,960,511	April 29, 2011, Initial Approval

Forward Select Income Fund	$15,952,982	$0	$15,952,982	$1,740,751,201	June 11, 2009, Initial Approval

Forward Select Opportunity Fund	$260,906	$(94,935)	$165,971	$21,835,252	July 30, 2013, Initial Approval

Forward Small Cap Equity Fund	$266,206	$(108,845)	$157,361	$28,968,049	June 24, 2005, Initial Approval

Forward Tactical Enhanced Fund	$1,116,760	$(41,024)	$1,075,736	$30,578,914	December 28, 2010, Initial Approval

Forward Tactical Growth Fund	$10,754,340	$0	$10,754,340	$859,731,149	September 10, 2009, Initial Approval

Forward Total MarketPlus Fund	$149,170	$(70,976)	$78,194	$28,846,516	August 19, 2008, Shareholder Approval of Fund Reorganization

Forward U.S. Government Money Fund	$73,243	$(138,475)	$(65,232)	$121,627,660	August 19, 2008, Shareholder Approval of Fund Reorganization

EXHIBIT B-2

INVESTMENT SUB-ADVISORY FEES

Fund	For the Fiscal Year Ended December 31, 2014				Most Recent Date of Shareholder Approval of Existing Sub-Advisory Agreement and Purpose of Submission to Shareholders
	Gross Sub- Advisory Fees Paid by Fund or Forward Management	Sub-Advisory Fees Waived by Subadvisor	Net Sub-Advisory Fees Paid by Fund or Forward Management	Net Assets
Forward Credit Analysis Long/Short Fund	$538,932	$0	$538,932	$102,081,009	September 3, 2013	*

Forward EM Corporate Debt Fund	$1,298,860	$(12,915)	$1,285,944	$393,393,319	December 15, 2010	*

Forward High Yield Bond Fund	$319,155	$0	$319,155	$123,900,881	August 19, 2008, Shareholder Approval of Fund Reorganization

Forward International Small Companies Fund	$1,114,110	$(26,425)	$1,087,686	$163,572,690	June 24, 2005, Initial Approval

Forward Tactical Growth Fund	$5,610,960	$0	$5,610,960	$859,731,149	September 10, 2009, Initial Approval

*	Under an exemptive order issued to Forward Management, LLC (“Forward Management”), as the investment advisor to Forward Funds (the “Trust”), and to the Trust by the Securities and Exchange Commission on October 27, 2008 (the “Exemptive Order”), Forward Management can generally hire, terminate and replace, as applicable, sub-advisors without shareholder approval. Pursuant to the Exemptive Order, the Board of Trustees of the Trust approved the sub-advisory agreements for the Forward Credit Analysis Long/Short Fund and the Forward EM Corporate Debt Fund on September 3, 2013 and December 15, 2010, respectively.

EXHIBIT C

ADDITIONAL INFORMATION ABOUT FORWARD AND ITS AFFILIATES

Ownership Structure

The capital ownership interests of Forward Management, LLC (“Forward Management”) currently are held predominantly by Gordon P. Getty and ReFlow Forward Family Holding Company, an entity controlled by Mr. Getty, with the balance held by management and employees.

The following table lists the name, and principal occupation of the principal executive officers and directors of Forward Management:

Name	Principal Occupation(s)
J. Alan Reid, Jr.	Chief Executive Officer and Director of Forward Management.
Barbara H. Tolle	Vice President, Director of Fund Accounting and Operations, Forward Management.
Judith M. Rosenberg	Chief Compliance Officer and Secretary of Forward Management.
James H. O’Donnell	Chief Investment Officer of Forward Management.
Robert S. Naka	Chief Operating Officer of Forward Management.
Norman E. Mains	Chief Risk Officer of Forward Management.
Loire L. White	Interim Chief Financial Officer of Forward Management.
William A. Prezant	Director, Forward Management. Attorney.
Thomas E. Woodhouse	Director, Forward Management. Trustee.
James J. Halligan	Director, Forward Management. V.P., FISCOP, LLC (financial research company).
Toby Rosenblatt	Director, Forward Management. Private Investor.
David H. Chow	Director, Forward Management. Private Investor.
Robert L. Leberman	Director, Forward Management. Family Office Executive.

The address for each principal executive officer and director of Forward Management is 101 California Street, 16th Floor, San Francisco, California 94111.

Services Provided to Forward Funds by Affiliates of Forward Management

It is anticipated that the affiliates of Forward Management that provide services to the Funds will provide the same services to the Funds following the Transaction as they currently provide to the Funds. These services, and the fees paid for such services, are described below.

Forward Securities, LLC

Forward Securities, LLC (the “Distributor”) is the distributor for Forward Funds’ shares. The Distributor is located at 101 California Street, 16th Floor, San Francisco, California 94111. The Distributor is 100% owned by Forward Management and will continue to be so following the closing of the Transaction. The Distributor currently serves as the Funds’ distributor pursuant to a Distribution Agreement. The change of control caused by the Transaction will result in the termination of the existing Distribution Agreement between each Fund and the Distributor. The Board approved a new Distribution Agreement at the meeting held on January 13, 2015. The Board, whose primary responsibility is to you as shareholders, has evaluated the Transaction, believes that the Transaction will not be adverse to the Funds and the Distributor and believes that approving a new Distribution Agreement between the Distributor and the Funds is in the best interest of each Fund and its shareholders. Shareholders are not required to approve the new Distribution Agreement.

The Funds have adopted service and distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B, Class C, and Investor Class shares of the Funds (each a “Distribution Plan” and collectively, the “Distribution Plans”). The purpose of the Distribution Plans is to permit the Funds to compensate the Distributor, banks, brokers, dealers, administrators and other financial intermediaries for services provided and expenses incurred by them in promoting the sale of shares of a Fund or maintaining or improving services provided to Class A, Class B, Class C, and Investor Class shareholders. By promoting the sale of shares and maintaining or improving services to shareholders, the Distribution Plans should help provide reduced shareholder redemptions through established relationships provided by financial intermediaries therefore affording the Investment Advisor and Sub-Advisors the ability to purchase and redeem portfolio securities without forcing the Investment Advisor and Sub-Advisors to make unwanted sales of existing portfolio securities.

Expenses acceptable for payment under the Distribution Plans include, but are not limited to: (i) compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the Class A, Class B, Class C, and Investor Class shares of the Funds; (ii) expenses of printing and distributing prospectuses, Statements of Additional Information and reports to prospective holders of Class A, Class B, Class C, and Investor Class shares of the Funds; (iii) expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor’s expenses attributable to each Class of shares related to implementing and operating the Distribution Plan; (iv) providing information periodically to existing shareholders; (v) forwarding communications from the Trust to shareholders; (vi) responding to inquiries from shareholders regarding their investment in the Funds; (vii) other services qualifying under applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”); (viii) administrative services such as transfer agent and sub-transfer agent services for shareholders; (ix) aggregating and processing purchase and redemption orders for Fund shares; (x) preparing statements for shareholders; (xi) processing dividend payments; (xii) providing sub-accounting services; (xiii) receiving, tabulating, and transmitting proxies executed by shareholders; (xiv) and other personal services in connection with shareholder accounts. The Funds’ Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses.

The Funds have also adopted a shareholder services plan, which is separate from the Distribution Plans described above, with respect to Class A, Class B, Class C, Advisor Class, Investor Class, and Institutional Class shares of certain Funds (the “Shareholder Services Plan”). The Trust intends to operate the Shareholder Services Plan in accordance with their terms. Under the Shareholder Services Plan, each Fund is authorized to pay to banks, brokers, dealers, administrators, and other financial intermediaries or third party service providers a payment each month in connection with non-distribution related services provided to shareholders.

Under the Shareholder Services Plan, ongoing payments may be made to participating organizations for services including, but not limited to; (i) providing information periodically to existing shareholders; (ii) forwarding communications from the Trust to shareholders; (iii) responding to inquiries from shareholders regarding their investment in the Funds; (iv) other services qualifying under applicable rules of FINRA; (v) administrative services such as transfer agent and sub-transfer agent services for shareholders; (vi) aggregating and processing purchase and redemption orders for Fund shares; (vii) preparing statements for shareholders; (viii) processing dividend payments; (ix) providing sub-accounting services; (x) receiving, tabulating, and transmitting proxies executed by shareholders; (xi) and other personal services provided in connection with shareholder accounts.

Because the fees under the Distribution Plans and Shareholder Services Plan are paid out of a Fund’s assets attributable to the Class A, Class B, Class C, and Investor Class shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees attributable to the Distribution Plans and Shareholder Services Plan for each Fund for the fiscal year ended December 31, 2014 are shown in the table below.

Fund	Fees Paid to Distributor During Last Fiscal Year
Forward Balanced Allocation Fund	$76,413
Forward Commodity Long/Short Strategy Fund	$191,223
Forward Credit Analysis Long/Short Fund	$390,769
Forward Dynamic Income Fund	$7,507
Forward EM Corporate Debt Fund	$1,355,393
Forward Emerging Markets Fund	$26,133
Forward Equity Long/Short Fund	$2,987
Forward Frontier Strategy Fund	$241,467

Fund	Fees Paid to Distributor During Last Fiscal Year
Forward Global Dividend Fund	$69,796
Forward Global Infrastructure Fund	$302,290
Forward Growth & Income Allocation Fund	$141,156
Forward Growth Allocation Fund	$137,858
Forward High Yield Bond Fund	$330,008
Forward Income & Growth Allocation Fund	$22,751
Forward Income Builder Fund	$89,954
Forward International Dividend Fund	$725,563
Forward International Real Estate Fund	$354,450
Forward International Small Companies Fund	$216,040
Forward Investment Grade Fixed-Income Fund	$8,700
Forward Multi-Strategy Fund	$41,762
Forward Real Estate Fund	$341,760
Forward Real Estate Long/Short Fund	$355,659
Forward Select EM Dividend Fund	$265,039
Forward Select Income Fund	$6,242,683
Forward Select Opportunity Fund	$87,459
Forward Small Cap Equity Fund	$96,410
Forward Tactical Enhanced Fund	$148,546
Forward Tactical Growth Fund	$2,587,421
Forward Total MarketPlus Fund	$26,295
Forward U.S. Government Money Fund	$0

EXHIBIT D

5% OR GREATER OWNERSHIP OF A SHARE CLASS

The following table identifies those investors known to Forward Funds to own beneficially or of record 5% or more of the voting securities of a class of a Fund’s shares as of December 31, 2014.

Forward Balanced Allocation Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Class A	38,125	15.13%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class A	16,976	6.74%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class A	105,941	42.05%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Class C	52,460	19.11%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class C	27,537	10.03%

National Financial Services 82 Devonshire Street Boston, MA 02109	Class C	28,335	10.32%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	59,645	21.73%

First Clearing, LLC 1 N Jefferson Avenue Saint Louis, MO 63103	Class C	18,874	6.87%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Institutional	6,909	5.00%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

LPL Financial 4707 Executive Drive San Diego, CA 92121	Institutional	8,110	5.87%

Orrstown Bank 3580 Orrstown Road Orrstown, PA 17244	Institutional	16,467	11.91%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Institutional	13,891	10.05%

Reliance Trust Company 1100 Abernathy Rd Ste 400 PO Box 48529 Atlanta, GA 30362	Institutional	30,755	22.25%

Colorado State Bank & Trust FBO Daniel T. Emborg 1600 Broadway Denver, CO 80202	Institutional	9,819	7.10%

Colorado State Bank & Trust FBO James T. G. Tisdel 1600 Broadway Denver, CO 80202	Institutional	8,772	6.34%

Colorado State Bank & Trust FBO Shaila Catherine 1600 Broadway Denver, CO 80202	Institutional	7,425	5.37%

Baylake Bank 217 N 4th Avenue Sturgeon Bay, WI 54235	Investor	18,851	19.90%

MSCS Financial Services, LLC 717 17th Street, Suite 1300 Denver, CO 80202	Investor	16,744	17.68%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	7,524	7.94%

Bankedco & Co. 330 West Vandalia Edwardsville, IL 62025	Investor	4,892	5.17%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Darwin D. Sonnenberg & Carol A. Sonnenberg 1700 Woodlands Drive Suite 100 Maumee, OH 43537	Investor	5,896	6.23%

MG Trust Company Cust. 717 17th Street, Suite 1300 Denver, CO 80202-3304	Investor	16,736	17.67%

Forward Commodity Long/Short Strategy Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Morgan Stanley Smith Barney 1 New York Plaza, 12th Floor New York, NY 10004	Advisor	642,076	95.01%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class C	44,981	26.57%

Morgan Stanley Smith Barney 1 New York Plaza, 12th Floor New York, NY 10004	Class C	37,515	22.16%

National Financial Services 82 Devonshire Street Boston, MA 02109	Class C	30,286	17.89%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	25,955	15.33%

UBS Financial Services, Inc. 1000 Harbor Blvd., 8th Floor Weehawken, NJ 07086	Class C	22,534	13.31%

Gerlach & Co., LLC 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Class Z	183,951	100.00%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Institutional	396,849	42.73%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

MSCS Financial Services, LLC 717 17th Street, Ste 1300 Denver, CO 80202	Institutional	104,395	11.24%

National Financial Services 82 Devonshire Street Boston, MA 02109	Institutional	320,924	34.55%

TD Ameritrade, Inc. 200 S. 108th Avenue Omaha, NE 68154	Institutional	66,607	7.17%

National Financial Services 82 Devonshire Street Boston, MA 02109	Investor	710,351	81.41%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	59,377	6.81%

Forward Credit Analysis Long/Short Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive, 1st Floor Jacksonville, FL 32246	Advisor	813,366	59.86%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Advisor	239,258	17.61%

First Clearing, LLC 1 N. Jefferson Avenue Saint Louis, MO 63103	Advisor	252,064	18.55%

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive, 1st Floor Jacksonville, FL 32246	Class A	125,295	22.14%

Morgan Stanley Smith Barney 1 New York Plaza, 12th Floor New York, NY 10004	Class A	210,761	37.24%

National Financial Services 82 Devonshire Street Boston, MA 02109	Class A	38,097	6.73%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	Class A	118,269	20.90%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Institutional	188,965	7.26%

Gerlach & Co., LLC 3800 Citigroup Center Ste B3-14 Tampa, FL 33610	Institutional	581,575	22.35%

MSCS Financial Services, LLC 717 17th Street, Ste 1300 Denver, CO 80202	Institutional	320,045	12.30%

National Financial Services 82 Devonshire Street Boston, MA 02109	Institutional	566,881	21.78%

TD Ameritrade, Inc. 200 S. 108th Avenue Omaha, NE 68154	Institutional	418,273	16.07%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Investor	1,718,048	21.88%

Assetmark Trust Company 3200 N. Central Avenue, 6th Floor Phoenix, AZ 85012	Investor	2,628,847	33.47%

National Financial Services 82 Devonshire Street Boston, MA 02109	Investor	513,995	6.54%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	631,773	8.04%

UBS Financial Services, Inc. 1000 Harbor Blvd., 8th Floor Weehawken, NJ 07086	Investor	1,011,371	12.88%

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive, 1st Floor Jacksonville, FL 32246	Class C	425,681	33.77%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Morgan Stanley Smith Barney 1 New York Plaza, 12th Floor New York, NY 10004	Class C	151,832	12.04%

National Financial Services 82 Devonshire Street Boston, MA 02109	Class C	117,538	9.32%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	207,229	16.44%

UBS Financial Services, Inc. 1000 Harbor Blvd., 8th Floor Weehawken, NJ 07086	Class C	206,784	16.40%

Forward Dynamic Income Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

National Financial Services 82 Devonshire Street Boston, MA 02109	Class A	272,605	85.23%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Institutional	555,787	48.94%

Gerlach & Co., LLC 3800 Citigroup Center, Ste B3-14 Tampa, FL 33610	Institutional	193,825	17.07%

LPL Financial 4707 Executive Drive San Diego, CA 92121I	Institutional	78,025	6.87%

National Financial Services 82 Devonshire Street Boston, MA 02109	Institutional	165,271	14.55%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Institutional	60,867	5.36%

Forward Management, LLC 101 California Street, 16th Floor San Francisco, CA 94111-6100	Investor	188	100.00%

Forward EM Corporate Debt Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	Advisor	336,620	99.31%

National Financial Services 82 Devonshire Street Boston, MA 02109	Class C	14,280	5.80%

Parkland Securities, LLC FBO Stephanie Jones 300 Parkland Plaza Ann Arbor, MI 48103	Class C	18,535	7.53%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	74,010	30.08%

Colorado State Bank & Trust FBO Judith A. Sachs 1600 Broadway Denver, CO 80202	Class C	12,673	5.15%

Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	Class C	117,221	47.65%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Institutional	347,230	7.27%

Gerlach & Co., LLC 3800 Citigroup Center, Ste B3-14 Tampa, FL 33610	Institutional	847,287	17.73%

Assetmark Trust Company 3200 N. Central Avenue, 6th Floor Phoenix, AZ 85012	Institutional	861,690	18.03%

National Financial Services 82 Devonshire Street Boston, MA 02109	Institutional	648,918	13.58%

TD Ameritrade, Inc. 200 S. 108th Avenue Omaha, NE 68154	Institutional	811,470	16.98%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

U.S. Bank N.A. 1555 N. River Center Drive, Suite 210 Milwaukee, WI 53212	Institutional	476,669	9.97%

First Clearing, LLC 1 N. Jefferson Avenue Saint Louis, MO 63103	Institutional	251,288	5.26%

Assetmark Trust Company 3200 N. Central Avenue, 6th Floor Phoenix, AZ 85012	Investor	10,903,293	27.53%

National Financial Services 82 Devonshire Street Boston, MA 02109	Investor	24,693,890	62.36%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	2,234,664	5.64%

Forward Emerging Markets Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Advisor	31,533	21.69%

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive, 1st Floor Jacksonville, FL 32246	Advisor	8,465	5.82%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Advisor	14,026	9.65%

First Clearing, LLC 1 N. Jefferson Avenue Saint Louis, MO 63103	Advisor	91,356	62.84%

Gerlach & Co., LLC 3800 Citigroup Center, Ste B3-14 Tampa, FL 33610	Institutional	282,239	49.96%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

MSCS Financial Services, LLC 717 17th Street, Ste 1300 Denver, CO 80202	Institutional	93,667	16.58%

TD Ameritrade, Inc. 200 S. 108th Avenue Omaha, NE 68154	Institutional	71,046	12.58%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Investor	91,676	24.59%

E*Trade Clearing, LLC 501 Plaza Two 34 Exchange Place Jersey City, NJ 07311	Investor	34,354	9.21%

Lincoln Financial Advisors Corporation 1300 S Clinton St., Suite 150 PO Box 2239 Fort Wayne, IN 46801	Investor	35,191	9.44%

Morgan Stanley Smith Barney 1 New York Plaza, 12th Floor New York, NY 10004	Investor	33,475	8.98%

National Financial Services 82 Devonshire Street Boston, MA 02109	Investor	75,138	20.15%

Stifel Nicolaus & Company, Inc. One Financial Plaza 501 N. Broadway Saint Louis, MO 63102	Investor	25,908	6.95%

Forward Equity Long/Short Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Institutional	5,270	5.67%

Gerlach & Co., LLC 3800 Citigroup Center, Ste B3-14 Tampa, FL 33610	Institutional	37,331	40.17%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	Institutional	45,833	49.32%

TD Ameritrade, Inc. 200 S. 108th Avenue Omaha, NE 68154	Investor	567	5.85%

James H. O’Donnell 101 California Street, 16th Floor San Francisco, CA 94111-6100	Investor	3,132	32.28%

Colorado State Bank & Trust FBO Robert S. Naka 1600 Broadway Denver, CO 80202	Investor	989	10.20%

Forward Management, LLC 101 California Street, 16th Floor San Francisco, CA 94111-6100	Investor	4,889	50.38%

Forward Frontier Strategy Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

LPL Financial 4707 Executive Drive San Diego, CA 92121I	Advisor	45,599	22.47%

MSCS Financial Services, LLC 717 17th Street, Ste 1300 Denver, CO 80202	Advisor	37,972	18.71%

Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	Advisor	110,860	54.63%

Gerlach & Co., LLC 3800 Citigroup Center, Ste B3-14 Tampa, FL 33610	Class Z	278,846	100.00%

BMO Harris Bank, N.A. 111 W. Monroe Street Chicago, IL 60603	Institutional	1,344,232	16.07%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Institutional	4,790,232	57.26%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Institutional	422,776	5.05%

TD Ameritrade, Inc. 200 S. 108th Avenue Omaha, NE 68154	Institutional	916,536	10.95%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Investor	257,997	14.37%

National Financial Services 82 Devonshire Street Boston, MA 02109	Investor	675,112	37.60%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	249,368	13.89%

TD Ameritrade, Inc. 200 S. 108th Avenue Omaha, NE 68154	Investor	338,404	18.85%

Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	Investor	112,093	6.24%

Forward Global Dividend Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

LPL Financial 4707 Executive Drive San Diego, CA 92121I	Class A	133,098	13.04%

Morgan Stanley Smith Barney 1 New York Plaza, 12th Floor New York, NY 10004	Class A	669,915	65.66%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class A	72,937	7.15%

National Financial Services 82 Devonshire Street Boston, MA 02109	Institutional	10,968	6.36%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	Institutional	145,623	84.49%

National Financial Services 82 Devonshire Street Boston, MA 02109	Investor	3,911	10.29%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	7,146	18.79%

Raymond James Financial Services 880 Carillon Pkwy St. Petersburg, FL 33716	Investor	12,671	33.32%

TD Ameritrade, Inc. 200 S. 108th Avenue Omaha, NE 68154	Investor	4,963	13.05%

Charles E. Miller FBO Marion M. Miller 319 W Catherine St Somerset, PA 15501	Investor	4,834	12.71%

Colorado State Bank & Trust FBO Ann M. Haynes 1600 Broadway Denver, CO 80202	Investor	2,481	6.53%

Forward Global Infrastructure Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Advisor	9,588	48.63%

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr, 1st Floor Jacksonville, FL 32246	Advisor	1,793	9.10%

National Financial Services 82 Devonshire St Boston, MA 02109	Advisor	3,915	19.86%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

First Clearing, LLC 1 N Jefferson Ave Saint Louis, MO 63103	Advisor	1,033	5.24%

Colorado State Bank & Trust FBO Robert S. Naka 1600 Broadway Denver, CO 80202	Advisor	3,049	15.47%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Class A	101,706	13.41%

LPL Financial 4707 Executive Dr San Diego, CA 92121	Class A	146,104	19.27%

National Financial Services 82 Devonshire St Boston, MA 02109	Class A	153,087	20.19%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class A	248,495	32.77%

LPL Financial 4707 Executive Dr San Diego, CA 92121	Class B	3,695	9.36%

Morgan Stanley Smith Barney 1 New York Plaza, 12th Floor New York, NY 10004	Class B	8,220	20.82%

National Financial Services 82 Devonshire St Boston, MA 02109	Class B	2,244	5.69%

Pershing LLC Pershing Plaza Jersey City, NJ 07399	Class B	12,751	32.30%

First Clearing, LLC 1 N Jefferson Ave Saint Louis, MO 63103	Class B	2,192	5.55%

LPL Financial 4707 Executive Dr San Diego, CA 92121	Class C	76,865	27.27%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

National Financial Services 82 Devonshire St Boston, MA 02109	Class C	20,899	7.41%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	98,442	34.93%

First Clearing, LLC 1 N Jefferson Ave Saint Louis, MO 63103	Class C	18,006	6.39%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Institutional	95,881	5.42%

Gerlach & Co., LLC 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Institutional	96,134	5.43%

Assetmark Trust Company 3200 N Central Ave, 6th Floor Phoenix, AZ 85012	Institutional	96,181	5.43%

LPL Financial 4707 Executive Dr San Diego, CA 92121	Institutional	158,132	8.93%

National Financial Services 82 Devonshire St Boston, MA 02109	Institutional	589,763	33.31%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Institutional	688,495	38.88%

Assetmark Trust Company 3200 N Central Ave, 6th Floor Phoenix, AZ 85012	Investor	951,603	70.01%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	273,153	20.10%

Forward Growth & Income Allocation Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Class C	72,658	13.69%

LPL Financial 4707 Executive Dr San Diego, CA 92121	Class C	49,598	9.34%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	200,525	37.77%

LPL Financial 4707 Executive Dr San Diego, CA 92121	Institutional	25,931	9.02%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Institutional	67,773	23.56%

Colorado State Bank & Trust FBO Herbert Hazen 1600 Broadway Denver, CO 80202	Institutional	27,501	9.56%

Baylake Bank 217 N 4th Ave Sturgeon Bay, WI 54235	Investor	15,555	6.39%

MSCS Financial Services, LLC FBO G. Hartzell 717 17th St Ste 1300 Denver, Co 80202	Investor	19,778	8.13%

National Financial Services 82 Devonshire St Boston, MA 02109	Investor	17,815	7.32%

Bankedco & Co. 330 West Vandalia Edwardsville, IL 62025	Investor	23,447	9.64%

MG Trust Company Cust. 717 17th Street Suite 1300 Denver, CO 80202-3304	Investor	19,778	8.13%

Forward Growth Allocation Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Class A	42,174	7.61%

LPL Financial 4707 Executive Dr San Diego, CA 92121	Class A	41,755	7.54%

National Financial Services 82 Devonshire St Boston, MA 02109	Class A	37,032	6.69%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class A	262,068	47.32%

LPL Financial 4707 Executive Dr San Diego, CA 92121	Class C	96,465	18.08%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	220,159	41.26%

Sutton Place Associates, LLC 1 Embarcadero Ctr Ste 1350 San Francisco, CA 94111-3700	Institutional	514,409	65.99%

Baylake Bank 217 N 4th Ave Sturgeon Bay, WI 54235	Investor	67,129	34.02%

Colorado State Bank & Trust FBO Larry M. Rowland 1600 Broadway Denver, CO 80202	Investor	21,488	10.89%

Forward High Yield Bond Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

LPL Financial 4707 Executive Dr San Diego, CA 92121	Class C	14,606	15.81%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Parkland Securities, LLC FBO Stephanie Jones 300 Parkland Plaza Ann Arbor, MI 48103	Class C	8,994	9.74%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	19,994	21.64%

Raymond James Financial Services 880 Carillon Pkwy St Petersburg, FL 33716	Class C	10,911	11.81%

First Clearing, LLC 1 N Jefferson Ave Saint Louis, MO 63103	Class C	29,344	31.77%

Gerlach & Co., LLC 3800 Citigroup Center, Suite B3-14 Tampa, Fl 33610	Class Z	260,249	100.00%

BMO Harris Bank, N.A. 111 W Monroe St Chicago, IL 60603	Institutional	3,776,866	56.94%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Institutional	993,891	14.98%

National Financial Services 82 Devonshire St Boston, MA 02109	Institutional	600,963	9.06%

TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	Institutional	399,232	6.02%

Assetmark Trust Company 3200 N Central Ave, 6th Floor Phoenix, AZ 85012	Investor	4,586,238	79.04%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	771,744	13.30%

Forward Income & Growth Allocation Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Class C	17,594	13.97%

LPL Financial 4707 Executive Dr San Diego, CA 92121	Class C	10,384	8.25%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	30,892	24.53%

Resource Horizons Group, LLC 1350 Church Street Ext, 3rd Floor Marietta, GA 30060	Class C	10,995	8.73%

First Clearing, LLC 1 N Jefferson Ave Saint Louis, MO 63103	Class C	25,906	20.57%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Class A	17,414	24.13%

LPL Financial 4707 Executive Dr San Diego, CA 92121	Class A	13,284	18.41%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class A	19,589	27.14%

First Clearing, LLC 1 N Jefferson Ave Saint Louis, MO 63103	Class A	5,863	8.12%

Steve Jasnic FBO Evonne I. Jasnic 8310 Broadway Merrillville, IN 46410	Class A	5,778	8.01%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Institutional	8,375	7.74%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

MSCS Financial Services, LLC 717 17th St Ste 1300 Denver, CO 80202	Institutional	34,711	32.08%

Reliance Trust Company 1100 Abernathy Rd Ste 400 Po Box 48529 Atlanta, GA 30362	Institutional	23,514	21.73%

Colorado State Bank & Trust FBO Joan F. Smith 1600 Broadway Denver, CO 80202	Institutional	5,978	5.53%

Colorado State Bank & Trust FBO Roberta J. Hensrud 1600 Broadway Denver, CO 80202	Institutional	6,454	5.97%

Maura F. Gerlach 2105 S Bascom Ave, Suite 110 Campbell, CA 95066	Institutional	5,544	5.12%

Colorado State Bank & Trust FBO Shaila Catherine Roth 1600 Broadway Denver, CO 80202	Institutional	8,878	8.21%

Baylake Bank 217 N 4th Ave Sturgeon Bay, WI 54235	Investor	5,919	16.20%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Investor	3,200	8.76%

Trust Company of Sterne 800 Shades Creek Pkwy Birmingham, AL 35209	Investor	14,461	39.57%

Harold Gregory Calvert FBO Cynthia L. Calvert 5401 University Drive, Suite 104 Coral Springs, FL 33067	Investor	4,679	12.80%

Forward Income Builder Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

LPL Financial 4707 Executive Dr San Diego, CA 92121	Class A	46,074	34.39%

National Financial Services 82 Devonshire St Boston, MA 02109	Class A	10,556	7.88%

Parkland Securities, LLC FBO Stephanie Jones 300 Parkland Plaza Ann Arbor, MI 48103	Class A	17,407	12.99%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class A	29,536	22.04%

Stanley Chudy Exemption Trust FBO Carol Lee Chudy 21021 Ventura Blvd, Suite 400 Woodland Hills, CA 91364	Class A	18,463	13.78%

LPL Financial 4707 Executive Dr San Diego, CA 92121	Class C	37,961	7.11%

National Financial Services 82 Devonshire St Boston, MA 02109	Class C	59,908	11.21%

Peoples Bank SB 222 S Main St Pratt, KS 67124	Class C	42,201	7.90%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	260,916	48.84%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Institutional	46,166	15.43%

LPL Financial 4707 Executive Dr San Diego, CA 92121	Institutional	17,488	5.85%

National Financial Services 82 Devonshire St Boston, MA 02109	Institutional	56,315	18.82%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Institutional	16,376	5.47%

TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	Institutional	41,057	13.72%

Mildred J. Giganti 108 West New Haven Ave Melbourne, FL 32901	Institutional	23,362	7.81%

LPL Financial 4707 Executive Dr San Diego, CA 92121	Investor	18,303	11.49%

MSCS Financial Services, LLC 717 17th St Ste 1300 Denver, CO 80202	Investor	16,601	10.42%

National Financial Services 82 Devonshire St Boston, MA 02109	Investor	65,231	40.94%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	16,647	10.45%

TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	Investor	8,679	5.45%

Forward International Dividend Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Morgan Stanley Smith Barney 1 New York Plaza, 12th Floor New York, NY 10004	Advisor	9,394,865	94.01%

LPL Financial 4707 Executive Dr San Diego, CA 92121	Class C	190,089	16.18%

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr, 1st Floor Jacksonville, FL 32246	Class C	97,707	8.32%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Morgan Stanley Smith Barney 1 New York Plaza, 12th Floor New York, NY 10004	Class C	529,925	45.12%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	261,425	22.26%

LPL Financial 4707 Executive Dr San Diego, CA 92121	Class A	64,096	13.91%

Morgan Stanley Smith Barney 1 New York Plaza, 12th Floor New York, NY 10004	Class A	128,886	27.97%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class A	82,214	17.84%

Sutton Place Associates, LLC 1 Embarcadero Ctr Ste 1350 San Francisco, CA 94111-3700	Class A	141,301	30.67%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Institutional	1,570,702	13.44%

Gerlach & Co., LLC 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Institutional	2,296,246	19.64%

Assetmark Trust Company 3200 N Central Ave, 6th Floor Phoenix, AZ 85012	Institutional	1,051,515	8.99%

MSCS Financial Services, LLC 717 17th St Ste 1300 Denver, CO 80202	Institutional	2,837,780	24.27%

National Financial Services 82 Devonshire St Boston, MA 02109	Institutional	1,383,523	11.83%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Institutional	1,303,600	11.15%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Assetmark Trust Company 3200 N Central Ave, 6th Floor Phoenix, AZ 85012	Investor	10,660,393	66.49%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	2,873,097	17.92%
Forward International Real Estate Fund
Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

LPL Financial 4707 Executive Dr San Diego, CA 92121	Class C	123,233	15.28%

Morgan Stanley Smith Barney 1 New York Plaza, 12th Floor New York, NY 10004	Class C	48,345	6.00%

National Financial Services 82 Devonshire St Boston, MA 02109	Class C	85,813	10.64%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	224,633	27.86%

Raymond James Financial Services 880 Carillon Pkwy St Petersburg, FL 33716	Class C	50,280	6.24%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Class A	129,504	7.52%

LPL Financial 4707 Executive Dr San Diego, CA 92121	Class A	124,812	7.24%

National Financial Services 82 Devonshire St Boston, MA 02109	Class A	142,005	8.24%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class A	859,43	49.88%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Raymond James Financial Services 880 Carillon Pkwy St Petersburg, FL 33716	Class A	108,034	6.27%

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr, 1st Floor Jacksonville, FL 32246	Advisor	49,779	17.63%

Morgan Stanley Smith Barney 1 New York Plaza, 12th Floor New York, NY 10004	Advisor	175,301	62.07%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Advisor	14,614	5.17%

First Clearing, LLC 1 N Jefferson Ave Saint Louis, MO 63103	Advisor	36,188	12.81%

Assetmark Trust Company 3200 N Central Ave, 6th Floor Phoenix, AZ 85012	Investor	690,050	66.11%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	224,225	21.48%

TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	Investor	59,650	5.72%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Institutional	114,652	6.75%

Gerlach & Co., LLC 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Institutional	145,279	8.55%

National Financial Services 82 Devonshire St Boston, MA 02109	Institutional	1,051,880	61.92%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Institutional	191,737	11.29%

Forward International Small Companies Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

First Clearing, LLC 1 N Jefferson Ave Saint Louis, MO 63103	Advisor	153,366	96.37%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Institutional	1,889,325	22.28%

National Financial Services 82 Devonshire St Boston, MA 02109	Institutional	3,577,622	42.19%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Institutional	1,327,857	15.66%

Wells Fargo Bank, N.A. 510 Marquette Ave, 4th Floor PO Box 1533 Minneapolis, MN 55480	Institutional	1,284,018	15.14%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Investor	448,785	26.60%

E*Trade Clearing, LLC 501 Plaza Two 34 Exchange Pl Jersey City, NJ 07311	Investor	325,567	19.30%

LPL Financial 4707 Executive Dr San Diego, CA 92121	Investor	107,309	6.36%

National Financial Services 82 Devonshire St Boston, MA 02109	Investor	287,983	17.07%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	230,185	13.64%

TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	Investor	93,528	5.54%

Forward Investment Grade Fixed-Income Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Gerlach Nominee & Co. LLC 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Class Z	903,435	100.00%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Institutional	35,424	30.74%

National Financial Services 82 Devonshire St Boston, MA 02109	Institutional	10,642	9.23%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Institutional	17,411	15.11%

Reliance Trust Company 1100 Abernathy Rd Ste 400 PO Box 48529 Atlanta, GA 30362	Institutional	7,484	6.49%

First Clearing, LLC 1 N Jefferson Ave Saint Louis, MO 63103	Institutional	18,474	16.03%

National Financial Services 82 Devonshire St Boston, MA 02109	Investor	58,798	60.86%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	26,912	27.85%

Forward U.S. Government Money Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	506,168	13.22%

Colorado State Bank & Trust FBO Charles C. Chamberlain 1600 Broadway Denver, CO 80202	Investor	284,916	7.46%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Frederick D. Smith Jr. 287 Fidler Rd. Woodbine, NJ 08270-8828	Investor	550,087	14.41%

Colorado State Bank & Trust FBO Katharine H. Brooks 1600 Broadway Denver, CO 80202	Investor	199,787	5.23%

Zions First National Bank 1 S Main St, 15th Floor Salt Lake City, UT 84133	Institutional	107,271,493	91.06%

Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	Institutional	9,185,725	7.80%
Forward Multi-Strategy Fund
Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Class A	40,627	19.27%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class A	12,934	6.14%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class A	69,499	32.97%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Class C	8,630	6.10%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class C	17,836	12.60%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	53,015	37.46%

Colorado State Bank & Trust FBO Mark M. Stevenson 1600 Broadway Denver, CO 80202	Class C	8,225	5.81%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

E*Trade Clearing, LLC 501 Plaza Two 34 Exchange Place Jersey City, NJ 07311	Institutional	34,599	5.56%

Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	Institutional	506,176	81.34%

E*Trade Clearing, LLC 501 Plaza Two 34 Exchange Place Jersey City, NJ 07311	Investor	6,123	9.37%

MSCS Financial Services, LLC 717 17th Street, Suite 1300 Denver, CO 80202	Investor	10,780	16.50%

National Financial Services 82 Devonshire Street Boston, MA 02109	Investor	21,885	33.49%

Bankedco & Co. 330 West Vandalia Edwardsville, IL 62025	Investor	15,981	24.46%

MG Trust Company Cust. 717 17th Street, Suite 1300 Denver, CO 80202-3304	Investor	10,780	16.50%
Forward Real Estate Fund
Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class A	80,120	20.24%

National Financial Services 82 Devonshire Street Boston, MA 02109	Class A	34,774	8.78%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class A	78,989	19.95%

Frontier Trust Company PO Box 10577 Fargo, ND 58106	Class C	12,124	5.80%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class C	14,205	6.80%

National Financial Services 82 Devonshire Street Boston, MA 02109	Class C	85,633	40.99%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	27,771	13.29%

Gerlach & Co., LLC 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Institutional	201,670	34.05%

Assetmark Trust Company 3200 N. Central Avenue, 6th Floor Phoenix, AZ 85012	Institutional	197,314	33.31%

National Financial Services 82 Devonshire Street Boston, MA 02109	Institutional	35,177	5.94%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Institutional	111,087	18.75%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Investor	1,243,230	29.69%

Assetmark Trust Company 3200 N. Central Avenue, 6th Floor Phoenix, AZ 85012	Investor	1,719,861	41.07%

National Financial Services 82 Devonshire Street Boston, MA 02109	Investor	284,989	6.81%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	666,833	15.92%

Forward Real Estate Long/Short Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

LPL Financial 4707 Executive Drive San Diego, CA 92121	Advisor	6,028	22.04%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Advisor	1,836	6.71%

First Clearing, LLC 1 N Jefferson Avenue Saint Louis, MO 63103	Advisor	18,998	69.46%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class A	85,948	8.15%

Morgan Stanley Smith Barney 1 New York Plaza, 12th Floor New York, NY 10004	Class A	76,466	7.25%

National Financial Services 82 Devonshire Street Boston, MA 02109	Class A	131,751	12.50%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class A	253,889	24.08%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Class B	1,875	6.03%

MSCS Financial Services, LLC 717 17th Street, Suite 1300 Denver, CO 80202	Class B	2,542	8.17%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class B	5,141	16.53%

NTC & Co. FBO Leland S. Patten Box 173859 Denver, CO 80217-3859	Class B	2,542	8.17%

Colorado State Bank & Trust FBO Jo Ann Kroeger 1600 Broadway Denver, CO 80202	Class B	1,888	6.07%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Community National Bank Cust. FBO Wayne R. Haggstrom PO Box 225 Seneca, KS 66538-0225	Class B	2,638	8.48%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class C	93,353	17.34%

National Financial Services 82 Devonshire Street Boston, MA 02109	Class C	42,727	7.94%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	108,683	20.19%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Institutional	160,906	39.10%

Gerlach & Co., LLC 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Institutional	54,204	13.17%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Institutional	167,333	40.66%

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Investor	7,395	11.41%

National Financial Services 82 Devonshire Street Boston, MA 02109	Investor	29,391	45.36%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	6,953	10.73%

TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	Investor	16,521	25.50%

Forward Select EM Dividend Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	Advisor	18,856	32.35%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Advisor	5,613	9.63%

TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	Advisor	3,437	5.90%

Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	Advisor	28,639	49.14%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class C	6,226	8.25%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	29,219	38.71%

Robert W. Baird & Co. 777 E Wisconsin Ave, 26th Floor Milwaukee, WI 53202	Class C	4,411	5.84%

Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	Class C	28,266	37.44%

Gerlach & Co., LLC 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Institutional	528,533	54.46%

Assetmark Trust Company 3200 N. Central Avenue, 6th Floor Phoenix, AZ 85012	Institutional	78,466	8.08%

National Financial Services 82 Devonshire Street Boston, MA 02109	Institutional	280,683	28.92%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Assetmark Trust Company 3200 N. Central Avenue, 6th Floor Phoenix, AZ 85012	Investor	772,553	54.09%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	335,396	23.48%

Raymond James Financial Services 880 Carillon Pkwy St. Petersburg, FL 33716	Investor	97,051	6.79%

TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	Investor	72,077	5.05%
Forward Select Income Fund
Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive, 1st Floor Jacksonville, FL 32246	Advisor	118,548	9.29%

National Financial Services 82 Devonshire Street Boston, MA 02109	Advisor	77,687	6.09%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Advisor	407,526	31.92%

First Clearing, LLC 1 N Jefferson Avenue Saint Louis, MO 63103	Advisor	585,109	45.83%

Charles Schwab & Co., Inc 211 Main Street San Francisco, CA 94105	Class A	4,775,213	17.97%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class A	1,903,887	7.17%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

National Financial Services 82 Devonshire Street Boston, MA 02109	Class A	6,546,762	24.64%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class A	6,062,580	22.82%

TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	Class A	1,540,467	5.80%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class B	16,481	5.73%

National Financial Services 82 Devonshire Street Boston, MA 02109	Class B	61,767	21.46%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class B	112,623	39.13%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class C	1,250,246	11.48%

MSCS Financial Services, LLC 717 17th Street, Suite 1300 Denver, CO 80202	Class C	689,857	6.33%

National Financial Services 82 Devonshire Street Boston, MA 02109	Class C	1,346,115	12.36%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	4,163,995	38.24%

BMO Harris Bank, N.A. 111 W. Monroe Street Chicago, IL 60603	Institutional	1,509,916	6.02%

Charles Schwab & Co., Inc 211 Main Street San Francisco, CA 94105	Institutional	9,825,768	39.19%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

LPL Financial 4707 Executive Drive San Diego, CA 92121	Institutional	1,718,117	6.85%

National Financial Services 82 Devonshire Street Boston, MA 02109	Institutional	4,773,721	19.04%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Institutional	3,190,206	12.72%

TD Ameritrade, Inc. 200 S 108th Ave Omaha, NE 68154	Institutional	1,361,378	5.43%

Assetmark Trust Company 3200 N Central Ave, 6th Floor Phoenix, AZ 85012	Investor	2,872,155	63.39%

National Financial Services 82 Devonshire Street Boston, MA 02109	Investor	636,009	14.04%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	646,472	14.27%
Forward Select Opportunity Fund
Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Charles Schwab & Co., Inc 211 Main Street San Francisco, CA 94105	Class A	92,411	16.98%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class A	50,587	9.30%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class A	275,193	50.57%

Community National Bank FBO William Sharpe PO Box 225 Seneca, KS 66538-0225	Class A	36,545	6.72%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class C	6,509	12.75%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	41,395	81.09%

Benefit Trust Company 5901 College Blvd, Ste 100 Leawood, KS 66211	Institutional	14,790	6.07%

Gerlach & Co., LLC 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Institutional	164,917	67.72%

National Financial Services 82 Devonshire Street Boston, MA 02109	Institutional	20,215	8.30%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Institutional	14,402	5.91%

Vanguard Marketing Corporation 100 Vanguard Blvd. Malvern, PA 19355	Institutional	18,521	7.61%

Community National Bank FBO Thomas Gruendel PO Box 225 Seneca, KS 66538-0225	Investor	2,668	6.54%

National Financial Services 82 Devonshire Street Boston, MA 02109	Investor	5,204	12.76%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	22,528	55.22%

Forward Management, LLC 101 California Street, 16th Floor San Francisco, CA 94111-6100	Investor	8,530	20.91%

Forward Small Cap Equity Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Charles Schwab & Co., Inc 211 Main Street San Francisco, CA 94105	Advisor	10,799	9.21%

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive, 1st Floor Jacksonville, FL 32246	Advisor	8,145	6.95%

First Clearing, LLC 1 N Jefferson Avenue Saint Louis, MO 63103	Advisor	96,915	82.69%

Charles Schwab & Co., Inc 211 Main Street San Francisco, CA 94105	Institutional	27,859	15.60%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Institutional	42,183	23.62%

National Financial Services 82 Devonshire Street Boston, MA 02109	Institutional	20,135	11.27%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Institutional	26,869	15.04%

First Clearing, LLC 1 N Jefferson Avenue Saint Louis, MO 63103	Institutional	22,744	12.73%

Charles Schwab & Co., Inc 211 Main Street San Francisco, CA 94105	Investor	255,130	25.90%

E*Trade Clearing, LLC 501 Plaza Two 34 Exchange Place Jersey City, NJ 07311	Investor	61,521	6.25%

National Financial Services 82 Devonshire Street Boston, MA 02109	Investor	254,729	25.86%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	87,199	8.85%

Forward Tactical Enhanced Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

LPL Financial 4707 Executive Drive San Diego, CA 92121	Advisor	116,491	93.37%

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive, 1st Floor Jacksonville, FL 32246	Advisor	6,936	5.56%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class A	1,740	5.46%

National Financial Services 82 Devonshire Street Boston, MA 02109	Class A	20,619	64.67%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class A	6,775	21.25%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Class C	17,190	25.02%

National Financial Services 82 Devonshire Street Boston, MA 02109	Class C	46,404	67.54%

Charles Schwab & Co., Inc 211 Main Street San Francisco, CA 94105	Institutional	56,641	11.89%

Gerlach & Co., LLC 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Institutional	80,512	16.90%

National Financial Services 82 Devonshire Street Boston, MA 02109	Institutional	220,318	46.24%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Institutional	98,096	20.59%

National Financial Services 82 Devonshire Street Boston, MA 02109	Investor	538,276	94.36%

Forward Tactical Growth Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Morgan Stanley Smith Barney 1 New York Plaza, 12th Floor New York, NY 10004	Class A	276,257	11.69%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class A	176,125	7.46%

UBS Financial Services, Inc. 1000 Harbor Blvd., 8th Floor Weehawken, NJ 07086	Class A	1,522,594	64.45%

Morgan Stanley Smith Barney 1 New York Plaza, 12th Floor New York, NY 10004	Advisor	10,100,222	50.45%

First Clearing, LLC 1 N Jefferson Avenue Saint Louis, MO 63103	Advisor	9,093,756	45.42%

Morgan Stanley Smith Barney 1 New York Plaza, 12th Floor New York, NY 10004	Class C	2,156,408	61.91%

National Financial Services 82 Devonshire Street Boston, MA 02109	Class C	233,288	6.70%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Class C	318,588	9.15%

Charles Schwab & Co., Inc 211 Main Street San Francisco, CA 94105	Institutional	427,067	20.61%

National Financial Services 82 Devonshire Street Boston, MA 02109	Institutional	554,136	26.75%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Institutional	394,109	19.02%

UBS Financial Services, Inc. 1000 Harbor Blvd., 8th Floor Weehawken, NJ 07086	Institutional	107,931	5.21%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Wells Fargo Bank, N.A. 510 Marquette Ave S, 4th Floor Po Box 1533 Minneapolis, MN 55480	Institutional	254,750	12.30%

LPL Financial 4707 Executive Drive San Diego, CA 92121	Investor	455,670	8.38%

National Financial Services 82 Devonshire Street Boston, MA 02109	Investor	4,095,041	75.30%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	428,278	7.88%

Forward Total MarketPlus Fund

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

Gerlach & Co., LLC 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Class Z	293,153	100.00%

BMO Harris Bank, N.A. 111 W. Monroe Street Chicago, IL 60603	Institutional	106,469	28.10%

Charles Schwab & Co., Inc 211 Main Street San Francisco, CA 94105	Institutional	160,092	42.25%

National Financial Services 82 Devonshire Street Boston, MA 02109	Institutional	27,913	7.37%

BB&T Securities, LLC 8006 Discovery Dr, Ste 403 Richmond, VA 23229	Investor	3,188	5.98%

E*Trade Clearing, LLC 501 Plaza Two 34 Exchange Place Jersey City, NJ 07311	Investor	16,585	31.11%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class

National Financial Services 82 Devonshire Street Boston, MA 02109	Investor	12,569	23.58%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Investor	11,598	21.76%

EXHIBIT E

APPROVAL OF EXISTING INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Factors Considered by the Board of Trustees in Approving the Existing Investment Advisory and Sub-Advisory Agreements

The Investment Company Act of 1940, as amended (the “Investment Company Act”), requires that the investment advisory and sub-advisory agreements of Forward Funds (the “Trust”) and its series trusts (each, a “Fund” and, collectively, the “Funds”) be approved initially, and following an initial two-year term, at least annually, by the Funds’ Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons” (“Independent Trustees”) of the Funds, Forward Management, LLC (“Forward Management” or the “Advisor”) or any sub-advisor (each, a “Sub-Advisor” and, collectively, the “Sub-Advisors”) voting separately.

At an in-person meeting of the Board held on September 15-16, 2014, the Board considered and approved the continuation of the sub-advisory agreements among the Trust, Forward Management and each Sub-Advisor (each, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”). Subsequently, at an in-person meeting of the Board held on December 10, 2014, the Board considered and approved the continuation of the investment advisory agreement between Forward Management and the Trust (the “Advisory Agreement,” and together with the Sub-Advisory Agreements, the “Advisory Agreements”).

In evaluating the Advisory Agreements, the Board reviewed materials furnished by Forward Management and each Sub-Advisor, including information about their respective affiliates, personnel, and operations and also relied upon its knowledge of Forward Management and the Sub-Advisors resulting from its prior Board meetings, telephonic meetings and other prior communications. The Board noted that the materials were extensive, and included information relating to each Fund’s investment results; portfolio composition; advisory fee and sub-advisory fee expense comparisons; financial information regarding Forward Management and the Sub-Advisors; descriptions of the Advisor’s and Sub-Advisor’s compliance program; portfolio trading practices; information about the personnel providing investment management and administrative services to each Fund; and the nature of services provided under the Advisory Agreements. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management and each Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent, and quality of services provided by Forward Management and the Sub-Advisors to the Funds.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Forward Management or any Sub-Advisor present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Advisory Agreement and, where applicable, Sub-Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Board in approving the Advisory Agreements were the following:

•	the nature, extent, and quality of the services to be provided by Forward Management and each Sub-Advisor (as applicable);

•	the investment performance of each Fund in comparison to the Fund’s peer group as well as its respective benchmark indices over time;

•	the profitability of Forward Management and each Sub-Advisor with respect to each Fund;

•	the fees charged by Forward Management and each Sub-Advisor for their advisory services;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the potential of Forward Management, each Sub-Advisor and the Funds to experience economies of scale as the Funds grow in size, and the extent to which each Fund’s advisory and sub-advisory fee level reflects any economies of scale for the benefit of Fund investors; and

•	the ancillary benefits to be received by Forward Management and each Sub-Advisor as a result of Forward Management’s and each Sub-Advisor’s relationships with the Funds.

Nature, Extent and Quality of Services

Advisory Agreement

The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board also noted that, because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds by Forward Management’s management team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals. The Board also determined that Forward Management has made a commitment to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Trust, including the measures taken by Forward Management to assist the Trust in complying with Rule 38a-1 under the Investment Company Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit or material compliance issues found by the Securities and Exchange Commission in its recent routine examination of Forward Management or the series of the Trust. The Board also considered the services provided by Forward Management as a “manager of managers” and noted that Forward Management has been active in monitoring the performance of the Sub-Advisors to the Funds, and has taken measures to attempt to remedy relative underperformance by a Fund when Forward Management and the Board believe it to be appropriate.

The Board concluded that it was satisfied with the nature, extent, and quality of the services provided by Forward Management under the Advisory Agreement.

Sub-Advisory Agreements

The Board considered the benefits to shareholders of continuing to retain each Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by each Sub-Advisor. The Board considered that each Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided to the Funds over both the short and long term and the organizational depth and stability of each Sub-Advisor, including the background and experience of each Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Funds by the respective portfolio management teams. The Board noted that it has received presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds, including the assessment of each Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the Investment Company Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including presentations made by representatives of the Sub-Advisors to the Board) during the course of the year. With respect to the Investment Grade Fixed-Income Fund, the Board noted that it had approved the removal of Pacific Investment Management Company LLC (“PIMCO”) as a Sub-Advisor to the Fund effective on or about December 1, 2014, and that it was approving the Sub-Advisory with PIMCO on behalf of the Investment Grade Fixed-Income Fund so that PIMCO could continue to serve as Sub-Advisor until that date.

The Board concluded that it was satisfied with the nature, extent, and quality of the services provided by each of the Sub-Advisors under the respective Sub-Advisory Agreement.

Investment Performance

Advisory Agreements

In considering information about the Funds’ historical performance, unless otherwise noted below, the Board was provided with information by Forward Management using data from Morningstar Inc. (“Morningstar”) and other sources about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing the performance of Forward Management and the Sub-Advisors, as applicable, the Board also considered the length of time each Sub-Advisor had served as a Sub-Advisor to the respective Fund or Forward Management had served as the Advisor to the respective Fund. The Board also noted the need for Forward Management or each Sub-Advisor to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to the comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•	The Balanced Allocation Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one-, three-, and five-year periods ended September 30, 2014;

•	The Commodity Long/Short Strategy Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one- and three-year periods ended September 30, 2014;

•	The Credit Analysis Long/Short Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one- and three-year periods ended June 30, 2014; however, it outperformed the comparable funds within its Morningstar Category for the five-year period ended June 30, 2014;

•	The Dynamic Income Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one-year period ended September 30, 2014;

•	The EM Corporate Debt Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one-year period ended June 30, 2014; however, it underperformed the comparable funds within its Morningstar Category during the three- and five-year periods ended June 30, 2014;

•	The Emerging Markets Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-, three-, and five-year periods ended September 30, 2014. It was noted that Forward Management took over the day-to-day management of this Fund in September 2012;

•	The Equity Long/Short Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-year period ended September 30, 2014;

•	The Frontier Strategy Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one-, three-, and five-year periods ended September 30, 2014;

•	The Global Dividend Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one-, three-, and five-year periods ended September 30, 2014;

•	The Global Infrastructure Fund outperformed in relation to the average performance of the comparable funds within its Morningstar category for the one-year period ended September 30, 2014; however, it underperformed the comparable funds within its Morningstar category for the three- and five-year periods ended September 30, 2014;

•	The Growth & Income Allocation Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one- and five-year periods ended September 30, 2014; however, it outperformed the comparable funds within its Morningstar category for the three-year period ended September 30, 2014;

•	The Growth Allocation Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one- and three-year periods ended September 30, 2014; however, it underperformed the comparable funds within its Morningstar category during the five-year period ended September 30, 2014;

•

The High Yield Bond Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category for the three-year period ended June 30, 2014; it performed in line with the comparable funds within its Morningstar Category during the one- and ten-year periods ended June 30, 2014; however, it underperformed the comparable funds within its Morningstar category during the five-year period ended June 30, 2014;

•	The Income & Growth Allocation Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-, three-, and five-year periods ended September 30, 2014;

•	The Income Builder Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-, three-, and five-year periods ended September 30, 2014;

•	The International Dividend Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-, and five-year periods ended September 30, 2014; however, it underperformed the comparable funds within its Morningstar Category during the three-year period ended September 30, 2014. It was noted that Forward Management took over the day-to-day management of this Fund in December 2008;

•	The International Real Estate Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-, and five-year periods ended September 30, 2014; however, it outperformed the comparable funds within its Morningstar Category for the three-year period ended September 30, 2014;

•	The International Small Companies Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2014;

•	The Investment Grade Fixed-Income Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one-, three-, five-, and ten-year periods ended June 30, 2014; the Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one-, three-, and five-year periods ended September 30, 2014. It was noted that Forward Management took over the day-to-day management of this Fund on December 1, 2014;

•	The Multi-Strategy Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one- and three-year periods ended September 30, 2014; however, it underperformed the comparable funds within its Morningstar Category for the five-year period ended September 30, 2014;

•	The Real Estate Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one- and five-year periods ended September 30, 2014; however, it outperformed the comparable funds within its Morningstar Category during the three-year period ended September 30, 2014. It was noted that Forward Management took over the day-to-day management of this Fund in March 2010;

•	The Real Estate Long/Short Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-year period ended September 30, 2014; however, it outperformed the comparable funds within its Morningstar Category during the three- and five-year periods ended September 30, 2014;

•	The Select EM Dividend Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one-year period ended September 30, 2014; however, it outperformed the comparable funds within its Morningstar Category for the three-year period ended September 30, 2014;

•	The Select Income Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one-, three-, and five-year periods ended September 30, 2014;

•	The Select Opportunity Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-year period ended September 30, 2014;

•	The Small Cap Equity Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-year period ended September 30, 2014; however, it underperformed the comparable funds within its Morningstar Category during the three- and five-year periods ended September 30, 2014;

•	The Tactical Enhanced Fund underperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one- and three-year periods ended September 30, 2014. It was noted that Forward Management took over the day-to-day management of this Fund in November 2012;

•	The Tactical Growth Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category during the one-year period ended June 30, 2014; however, it underperformed the comparable funds within its Morningstar Category for the three-year period ended June 30, 2014;

•	The Total MarketPlus Fund outperformed in relation to the average performance of the comparable funds within its Morningstar Category for the one- and three-year periods ended September 30, 2014; however, it underperformed the comparable funds within its Morningstar Category for the five-year period ended September 30, 2014;

•	The U.S. Government Money Fund is subject to a fee waiver agreement pursuant to which Forward Management has agreed to waive or reimburse the Fund for certain fees and expenses in order to maintain the Fund’s current yield at or above 0.01%.

The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board also noted the difficulties of constructing appropriate benchmarks for certain Funds. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance. The Board also noted recent portfolio management and/or strategy changes implemented by Forward Management.

The Board determined to continue to monitor the performance of the Funds and concluded, after consideration of the performance and strategy for each of the Funds, that each Sub-Advisor should continue to serve under the respective Sub-Advisory Agreement subject to the supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

Advisory Agreement

The Board considered Forward Management’s profitability and methodology used to calculate profitability. The Board reviewed Forward Management’s audited financial statements, expense allocations and profitability analysis before marketing expenses, included in the 15(c) Materials. The Board also considered Forward Management’s presentation of these materials at the Board meeting held on September 16, 2014, as well as the Board’s discussion of Forward Management’s profitability with Mr. Reid in executive session of the Board meeting.

The Board considered the costs of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the Advisor to the Funds, and that the Board has been satisfied with this information. The Board also considered information about the profitability of each Fund to Forward Management. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial.

The Board also considered information regarding the investment management fees charged to the Funds by Forward Management and operating expense comparisons for each Fund compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that, except as noted below, Forward Management does not currently manage other investment accounts for clients using strategies similar to the Funds so it is not possible to meaningfully compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. With respect to the International Dividend Fund, Forward Management manages retail separate accounts where the lowest fee is 38 basis points. With respect to the Global Dividend Fund, Forward Management manages retail separate accounts where the lowest fee is 35 basis points. However, it was noted that the retail separate accounts that are similar to the International Dividend Fund and Global Dividend Fund invest in a more limited range of investments than the Funds. With respect to the Tactical Growth Fund, Forward Management manages retail separate accounts where the lowest fee is 50 basis points. The Board considered that there were differences between these accounts and the Funds, including differences in the management style, level of services provided, compliance responsibilities, and the frequency and amount of inflows and outflows. The Board noted that, with respect to certain Funds, the potential for additional meaningful comparisons will be revisited as Forward Management’s separate account business grows. The Board noted that, with respect to certain Funds, Forward Management is responsible for compensation of the Funds’ Sub-Advisors, whereas with respect to certain other Funds, the sub-advisory fees paid to the Sub-Advisors are paid directly by the Trust on behalf of each respective Fund and that overall expense ratios of certain of the Funds are currently limited by Forward Management pursuant to contractual expense limitation and/or reimbursement agreements.

The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Sub-Advisory Agreements

With respect to the fees paid to the Sub-Advisors, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisors to their other clients (if applicable), and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies.

The Board considered the operating results and financial condition of each Sub-Advisor based on the financial information each Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement because each of the Sub-Advisors managed assets other than the Funds or has multiple business lines and, further, that any such assessment would involve assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix, and other factors.

Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisor’s profitability with respect to the relevant Funds was not excessive and that the sub-advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Economies of Scale

Advisory Agreement

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size, but recognized that the current asset levels of certain of the Funds do not provide significant economies of scale. The Board noted that Forward Management has typically subsidized series of the Trust at smaller asset levels. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Advisory Agreement are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of advisory fees payable to Forward Management in the future, and that fee reductions have been implemented from time to time with regard to certain of the Funds.

Sub-Advisory Agreements

The Board considered the potential of the Sub-Advisors and the Funds to experience economies of scale as the Funds grow in size, but recognized that the current asset levels of certain of the Funds do not provide significant economies of scale. The Board noted that Forward Management has typically subsidized series of the Trust at smaller asset levels. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Sub-Advisory Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of sub-advisory fees payable to the Sub-Advisors in the future.

Any Additional Benefits and Other Considerations

Advisory Agreement

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationships with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board also considered Forward Management’s ownership interest in certain of the Sub-Advisors, noting the financial benefits that may be realized by Forward Management from its ownership arrangements with those Sub-Advisors. In addition, the Board also took into consideration the potential benefits that may be derived by Forward Management as a result of the establishment of Forward Securities, LLC, an affiliated broker-dealer that serves as distributor for the Funds. The Board also considered any benefits to be derived by Forward Management from soft dollar arrangements, and noted that the Board receives regular reports from Forward Management regarding its soft dollar policies and usage. The Board also noted that potential benefits to be derived by Forward Management from its relationship with the Funds include the potential for larger assets under management and reputational benefits, which are consistent with those benefits generally derived by investment advisors to mutual funds.

Sub-Advisory Agreements

The Board considered any benefits to be derived by the Sub-Advisors from their relationships with the Funds, such as soft dollar arrangements. In this connection, the Board has received regular reports from Forward Management and the Sub-Advisors regarding their soft dollar policies and usage. The Board considered ancillary benefits to be received by the Sub-Advisors as a result of the Sub-Advisors’ relationships with the Trust. The Board concluded that any potential benefits to be derived by a Sub-Advisor from its relationship with the Funds included the potential for larger assets under management and reputational benefits, which are consistent with those benefits generally derived by advisors or sub-advisors to mutual funds.

After discussion, the Board, including all of the Independent Trustees voting separately, determined that the terms of the Advisory Agreements were fair and reasonable and approved the continuation for a one-year period of the Advisory Agreements as being in the best interests of each series of the Trust and its shareholders.

EXHIBIT F

NOMINATING COMMITTEE CHARTER

I.	Nominating Committee Membership and Other Qualifications

No member of the Nominating Committee (the “Committee”) shall be an “interested person” of Forward Funds (the “Fund”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). The President and other officers of the Fund, and interested Trustees, although not members of the Committee, will cooperate with the Committee by identifying potential candidates and recruiting them for the Board of Trustees (the “Board”) and for executive offices of the Fund, and otherwise assisting the Committee to discharge its responsibilities, as the Committee may deem appropriate. However, the Committee retains the exclusive authority to nominate independent1 Trustee candidates.

The members of the Committee, who shall be appointed by the Board, shall serve until their successors are duly appointed and qualified, their resignation from the Committee or their removal by the Board. The Board may remove members of the Committee at any time with or without cause.

II.	Purpose of the Committee

The purpose of the Committee is to promote the effective participation of qualified individuals on the Board, Committees of the Board, and as executive officers of the Fund, and to review, evaluate, and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund.

III.	Duties of the Committee

A.	Oversight of Process for Nomination of Trustee and Officer Candidates

The Committee shall make nominations for Trustees and officers of the Fund and submit such nominations to the full Board. In the event of any vacancies on or additions to the Board, the Committee shall oversee the process for identification, evaluation of the qualifications and nomination of potential candidates to serve on the Board. The Committee shall evaluate candidates’ qualifications for such positions and, in the case of candidates for independent Trustee positions, their independence from the Fund’s investment adviser and other principal service providers. Persons selected as independent Trustees must not be “interested persons” of the Fund as that term is defined in the 1940 Act.

[1]	The terms “independent”, “interested”, “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

The Committee may seek suggestions for independent Board member nominee candidates from any person. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair a candidate’s independence, e.g. business, financial or family relationships with the investment adviser or other principal service providers or other Trustees to the Fund.

In evaluating a candidate’s qualifications for Board membership or as an officer, the Committee shall consider factors it determines are relevant, such as those set forth in this paragraph A and in paragraph B below, and, with respect to Trustee nominee candidates presented by a shareholder or shareholder group, paragraph C below. Candidates will be expected to assist the Committee with its diligence, and will likely be required to complete an eligibility questionnaire to assist the Committee and the Board in assessing the candidate’s qualifications as a potential Trustee or officer of the Fund. The Committee may interview the candidate and any references offered by the candidate, and may use such other legal means as it deems helpful and appropriate. The Committee may also engage one or more third parties to conduct reference and background inquiries on candidates.

In assessing the qualifications of a candidate, the Committee may consider the candidate’s potential contribution to the Fund, the Board and its committees in terms of the candidate’s experience and background; the candidate’s other commitments and the impact such commitments may have to his/her service to the Fund; whether an independent Trustee candidate could qualify as an “audit committee financial expert” (“ACFE”); and any other such factors as the Committee may deem relevant. The Committee may also consider the views of the Fund’s investment adviser (or affiliates of the investment adviser). The Committee shall determine in its sole discretion whether to nominate a candidate to serve as an officer or as a Trustee and the Committee’s determination shall be final.

B.	Qualifications for Board Membership

To qualify as a nominee for the Board, individuals, at the time of nomination, should have: (a) substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the series of the Fund and protecting the interests of the Fund’s shareholders; and (b) a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant.

Nominees must satisfy all qualifications, if any, provided in the Fund’s organizational documents. Nominees must: (a) have no felony convictions or felony or misdemeanor convictions involving the purchase or sale of a security; and (b) not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws.

No person shall be qualified to be a Board member unless the Committee has determined that such person, if elected as a Board member, would not cause the Fund to be in violation of or not in compliance with: (a) applicable law, regulation or regulatory interpretation; (b) the Fund’s organizational documents; or (c) any general policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be comprised of independent Board members.

C.	Consideration of Shareholder Nominations

Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees. Each eligible shareholder or shareholder group may submit no more than one independent Board member nominee each calendar year.

In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(a)	The nominee must satisfy all qualifications provided under this Charter and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(b)	The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

(c)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(d)	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(e)	The nominee may not be an executive officer, Trustee (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(f)	The nominee may not control (as that term is defined under the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(g)	A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(a)	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

(b)	The nominating shareholder or shareholder group must not qualify as an adverse holder. In other words, if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

(c)	Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary, which must include:

(i)	the shareholder’s (or shareholder group’s) contact information;

(ii)	a certification regarding the number of shares for which the person or group has: (1) sole power to vote or direct the vote; (2) shared power to vote or direct the vote; (3) sole power to dispose or direct the disposition of such shares; and (4) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least 2 years.

(iii)	the nominee’s contact information and the number of Fund shares owned by the proposed nominee;

(iv)	all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A of the Securities Exchange Act of 1934; and

(v)	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Committee and the Fund’s Board.

It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

D.	Other Duties

The Committee shall evaluate the participation and contribution of each Trustee coming to the end of his or her term before deciding whether to recommend reelection. The Committee may seek the views of other Trustees to assist them in this evaluation.

The Committee shall periodically review as it deems necessary the size and composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board. In the event of a resignation or other event that causes the Board not to have an ACFE, the Committee will seek to identify and evaluate candidates and recommended to the Board who, if appointed to the Board, would qualify as an ACFE.

The Committee shall periodically review as it deems necessary Trustee compensation and shall recommend any appropriate changes to the Board.

The Committee shall periodically review as it deems necessary issues related to the succession of Trustees and officers of the Fund, including the Chairman of the Board.

The Committee shall make nominations for membership on all committees of the Board and submit such nominations to the full Board, and shall review committee assignments as necessary.

The Committee shall review as it deems necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make recommendations for any such action to the full Board.

Any of the duties or obligations of the Committee set forth in this Charter may be satisfied in connection with the annual Board self-assessment conducted by the plenary Board.

IV. Operations of the Committee

The Committee shall meet at least annually, and is authorized to hold special meetings as circumstances warrant or as called by the Committee Chairperson.

The Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority. The procedures used by the Committee to evaluate and consider a candidate for nomination to the Board shall be documented in the minutes of any meeting at which a candidate is selected by the Committee for nomination.

The Committee may select one of its members to be the chair.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

Upon the recommendation of the Committee, the Board shall adopt and approve this Charter and may amend it and may approve exceptions to the Charter from time to time. The Committee shall review this Charter at least annually and recommend to the Board any changes the Committee deems appropriate or necessary.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund. The Committee shall have sole authority to retain and terminate any search firm to be used to identify Trustee candidates, including sole authority to approve the search firm’s fees and other retention items.

Adopted June 9, 2005

Amended: June 8, 2006

Amended: June 7, 2007

Approved: June 16, 2008

Approved: June 3, 2009

Approved: June 10, 2010

Approved: June 8, 2011

Amended: June 4, 2012

Amended: June 4, 2013

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY CARD

“FUND NAME HERE”

101 California Street, 16th Floor

San Francisco, California 94111

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2015

The undersigned, revoking prior proxies, hereby appoints Robert S. Naka, Judith M. Rosenberg and Barbara H. Tolle, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Forward Funds (the “Trust”), to be held at the offices of Forward Funds, 101 California Street, 16th Floor, San Francisco, CA 94111, on May 6, 2015, at 9:30 a.m. Pacific Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-361-2782. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 6, 2015. The proxy statement for this meeting is available at: www.proxyonline.com/docs/forward.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

“FUND NAME HERE”	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal(s) if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: •

			FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between each Forward Fund (each, a “Fund”) and Forward Management, LLC, each Fund’s current investment advisor, as a result of the proposed transaction (the “Transaction”);		O	O	O

				FOR	WITHHOLD

4.	To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of the nominees 4c through 4h as the Trustees is contingent upon and will not be effective until the closing of the Transaction:

	4a.	Julie Allecta		O	O

	4b.	A. John Gambs		O	O

	4c.	Karin B. Bonding		O	O

	4d.	Jonathan P. Carroll		O	O

	4e.	Dr. Bernard A. Harris		O	O

	4f.	Richard C. Johnson		O	O

	4g.	Scott E. Schwinger		O	O

	4h.	John A. Blaisdell		O	O

5.	To consider and act upon any other business as may properly come before the Special Meeting and any adjournment thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY CARD

FORWARD EM CORPORATE DEBT FUND

101 California Street, 16th Floor

San Francisco, California 94111

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2015

The undersigned, revoking prior proxies, hereby appoints Robert S. Naka, Judith M. Rosenberg and Barbara H. Tolle, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Forward Funds (the “Trust”), to be held at the offices of Forward Funds, 101 California Street, 16th Floor, San Francisco, CA 94111, on May 6, 2015, at 9:30 a.m. Pacific Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-361-2782. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 6, 2015. The proxy statement for this meeting is available at: www.proxyonline.com/docs/forward.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FORWARD EM CORPORATE DEBT FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal(s) if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: •

			FOR	AGAINST	ABSTAIN

1.

To approve a new investment advisory agreement between each Forward Fund (each, a “Fund”) and Forward Management, LLC (“Forward Management”), each Fund’s current investment advisor, as a result of the proposed transaction (the “Transaction”);

			O	O	O
3.	To approve a new investment sub-advisory agreement between Forward Management and SW Asset Management, LLC, with respect to the Forward EM Corporate Debt Fund as a result of the Transaction;		O	O	O

				FOR	WITHHOLD

4.

To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

	4a.	Julie Allecta		O	O

	4b.	A. John Gambs		O	O

	4c.	Karin B. Bonding		O	O

	4d.	Jonathan P. Carroll		O	O

	4e.	Dr. Bernard A. Harris		O	O

	4f.	Richard C. Johnson		O	O

	4g.	Scott E. Schwinger		O	O

	4h.	John A. Blaisdell		O	O

5.	To consider and act upon any other business as may properly come before the Special Meeting and any adjournment thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY CARD

FORWARD TACTICAL GROWTH FUND

101 California Street, 16th Floor

San Francisco, California 94111

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2015

The undersigned, revoking prior proxies, hereby appoints Robert S. Naka, Judith M. Rosenberg and Barbara H. Tolle, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Forward Funds (the “Trust”), to be held at the offices of Forward Funds, 101 California Street, 16th Floor, San Francisco, CA 94111, on May 6, 2015, at 9:30 a.m. Pacific Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-361-2782. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 6, 2015. The proxy statement for this meeting is available at: www.proxyonline.com/docs/forward.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FORWARD TACTICAL GROWTH FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal(s) if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: •

			FOR	AGAINST	ABSTAIN

1.

To approve a new investment advisory agreement between each Forward Fund (each, a “Fund”) and Forward Management, LLC (“Forward Management”), each Fund’s current investment advisor, as a result of the proposed transaction (the “Transaction”);

			O	O	O
2.	To approve a new investment sub-advisory agreement between Forward Management and Broadmark Asset Management, LLC, with respect to the Forward Tactical Growth Fund as a result of the Transaction;		O	O	O
				FOR	WITHHOLD

4.

To elect eight Trustees to serve until their successors are elected and qualified, provided that the election of nominees 4c through 4h as Trustees is contingent upon and will not be effective until the closing of the Transaction:

	4a.	Julie Allecta		O	O

	4b.	A. John Gambs		O	O

	4c.	Karin B. Bonding		O	O

	4d.	Jonathan P. Carroll		O	O

	4e.	Dr. Bernard A. Harris		O	O

	4f.	Richard C. Johnson		O	O

	4g.	Scott E. Schwinger		O	O

	4h.	John A. Blaisdell		O	O

5.	To consider and act upon any other business as may properly come before the Special Meeting and any adjournment thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]